UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Canada Fund - Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017 Class A, Class M, Class C and Class I are classes of Fidelity® Canada Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.42%	2.57%	(0.46)%
Class M (incl. 3.50% sales charge)	9.67%	2.76%	(0.51)%
Class C (incl. contingent deferred sales charge)	12.16%	3.04%	(0.61)%
Class I	14.38%	4.13%	0.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$9,554	Fidelity Advisor® Canada Fund - Class A
$10,849	S&P/TSX Composite Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Risteard Hogan:  For the fiscal year ending October 31, 2017, the fund’s share classes (excluding sales charges, if applicable) gained about 13% to 14%, lagging the 15.90% return of the benchmark S&P/TSX Composite Index. My more conservative investment approach, which emphasizes companies with what I consider solid fundamentals and long-term growth prospects, held back the fund’s performance versus the benchmark. An overweighting in consumer staples, most notably a position in convenience-store operator Alimentation Couche-Tard, detracted most. Investors became increasingly concerned about Couche-Tard’s June 2016 acquisition of U.S.-based CST Brands and any potential synergies from that purchase. The fund’s most significant relative detractor, though, was untimely positioning in insurer Manulife Financial. I had chosen to emphasize competitor Sun Life Financial earlier in the period, which rose in valuation, but not as much as Manulife. I sold Sun Life in February to take profits and redeployed assets to build an overweighting in Manulife, believing in the firm's further potential upside. It turned out, though, that Manulife already delivered its strongest results for the period, and the fund had missed out. Conversely, stock picking in materials benefited our relative results, led by the fund’s top individual relative contributor: copper, nickel and zinc miner Lundin Mining, which was aided by strength in base-metal prices, especially copper.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Canada	95.3%
United States of America*	3.0%
Bailiwick of Jersey	0.7%
Ireland	0.5%
United Kingdom	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Canada	93.4%
United States of America*	3.3%
Bailiwick of Jersey	0.8%
United Kingdom	0.7%
Germany	0.6%
France	0.6%
Ireland	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.4	97.1
Short-Term Investments and Net Other Assets (Liabilities)	2.6	2.9

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Toronto-Dominion Bank (Banks)	9.7	8.9
Royal Bank of Canada (Banks)	9.7	9.9
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.2	5.9
Manulife Financial Corp. (Insurance)	4.1	3.6
Canadian Pacific Railway Ltd. (Road & Rail)	3.6	3.1
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.3	3.7
Canadian National Railway Co. (Road & Rail)	3.3	3.1
Agrium, Inc. (Chemicals)	3.1	2.5
TELUS Corp. (Diversified Telecommunication Services)	3.1	2.8
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.0	4.3
	49.1

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.9	31.0
Energy	18.7	19.6
Materials	12.7	13.0
Industrials	9.1	8.5
Consumer Staples	7.5	8.1
Telecommunication Services	6.4	6.5
Information Technology	4.7	4.6
Consumer Discretionary	3.5	3.6
Real Estate	0.8	0.9
Utilities	0.7	0.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 3.5%
Diversified Consumer Services - 0.1%
Park Lawn Corp.	44,000	$678,707
Hotels, Restaurants & Leisure - 0.4%
Cara Operations Ltd.	222,000	4,544,624
Leisure Products - 0.4%
BRP, Inc.	157,000	5,276,738
Media - 1.9%
Cogeco Communications, Inc.	120,300	8,648,806
Corus Entertainment, Inc. Class B (non-vtg.)	351,400	3,260,412
Quebecor, Inc. Class B (sub. vtg.)	294,900	11,127,612
		23,036,830
Specialty Retail - 0.5%
AutoCanada, Inc. (a)	81,500	1,472,572
Sleep Country Canada Holdings, Inc.	155,600	4,615,776
		6,088,348
Textiles, Apparel & Luxury Goods - 0.2%
ERO Copper Corp.	779,000	3,091,605

TOTAL CONSUMER DISCRETIONARY		42,716,852

CONSUMER STAPLES - 7.5%
Food & Staples Retailing - 7.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	715,700	33,557,626
George Weston Ltd.	270,700	22,728,644
Jean Coutu Group, Inc. Class A (sub. vtg.)	395,700	7,508,516
Metro, Inc. Class A (sub. vtg.)	375,295	11,813,604
North West Co., Inc.	405,300	9,889,810
		85,498,200
Tobacco - 0.5%
Imperial Tobacco Group PLC	149,313	6,089,110

TOTAL CONSUMER STAPLES		91,587,310

ENERGY - 18.7%
Energy Equipment & Services - 1.3%
Canadian Energy Services & Technology Corp.	1,643,800	8,855,445
ShawCor Ltd. Class A	308,900	6,694,709
		15,550,154
Oil, Gas & Consumable Fuels - 17.4%
ARC Resources Ltd.	662,400	8,076,546
Canadian Natural Resources Ltd.	788,398	27,512,346
Cenovus Energy, Inc.	1,497,400	14,531,779
Enbridge, Inc.	957,000	36,778,591
Imperial Oil Ltd.	242,800	7,872,509
NuVista Energy Ltd. (b)	1,036,200	6,441,612
Peyto Exploration & Development Corp. (a)	397,800	5,426,928
PrairieSky Royalty Ltd. (a)	940,118	25,024,147
Raging River Exploration, Inc. (b)	932,200	5,498,831
Suncor Energy, Inc.	2,252,300	76,467,514
		213,630,803

TOTAL ENERGY		229,180,957

FINANCIALS - 32.9%
Banks - 21.6%
Bank of Nova Scotia	422,900	27,299,521
Royal Bank of Canada	1,514,700	118,430,966
The Toronto-Dominion Bank	2,096,700	119,193,848
		264,924,335
Capital Markets - 3.3%
Brookfield Asset Management, Inc. Class A	330,900	13,881,333
CI Financial Corp.	555,000	12,338,113
Fairfax India Holdings Corp. (b)	102,000	1,731,960
Gluskin Sheff + Associates, Inc.	104,900	1,312,368
TMX Group Ltd.	208,000	11,364,948
		40,628,722
Insurance - 8.0%
Intact Financial Corp.	196,425	16,055,357
Manulife Financial Corp.	2,499,400	50,255,357
Power Corp. of Canada (sub. vtg.)	1,230,200	31,544,079
		97,854,793

TOTAL FINANCIALS		403,407,850

HEALTH CARE - 0.4%
Biotechnology - 0.4%
Amgen, Inc.	31,500	5,519,430
INDUSTRIALS - 9.1%
Professional Services - 0.8%
Stantec, Inc.	339,000	9,685,714
Road & Rail - 7.5%
Canadian National Railway Co.	507,400	40,828,768
Canadian Pacific Railway Ltd.	250,500	43,432,168
TransForce, Inc.	320,600	7,738,535
		91,999,471
Trading Companies & Distributors - 0.8%
Toromont Industries Ltd.	216,700	9,552,538

TOTAL INDUSTRIALS		111,237,723

INFORMATION TECHNOLOGY - 4.7%
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (b)	468,000	24,867,375
Software - 2.7%
Constellation Software, Inc.	30,300	17,238,659
Open Text Corp.	457,528	15,998,053
		33,236,712

TOTAL INFORMATION TECHNOLOGY		58,104,087

MATERIALS - 12.7%
Chemicals - 3.4%
Agrium, Inc.	344,700	37,526,637
Methanex Corp.	73,300	3,572,104
		41,098,741
Construction Materials - 0.5%
CRH PLC	169,400	6,374,854
Containers & Packaging - 1.0%
CCL Industries, Inc. Class B	265,900	12,815,799
Metals & Mining - 7.0%
Agnico Eagle Mines Ltd. (Canada)	305,500	13,639,873
Barrick Gold Corp.	454,700	6,569,729
Detour Gold Corp. (b)	45,300	482,811
Franco-Nevada Corp.	274,500	21,813,611
Lundin Mining Corp.	1,739,600	13,268,478
Premier Gold Mines Ltd. (b)	1,631,800	4,338,481
Randgold Resources Ltd.	92,064	9,046,925
Torex Gold Resources, Inc. (b)	276,270	3,809,661
Wheaton Precious Metals Corp.	601,900	12,489,623
		85,459,192
Paper & Forest Products - 0.8%
Western Forest Products, Inc.	4,756,900	9,660,552

TOTAL MATERIALS		155,409,138

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	308,500	9,885,583
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 3.1%
TELUS Corp.	1,034,300	37,456,396
Wireless Telecommunication Services - 3.3%
Rogers Communications, Inc. Class B (non-vtg.)	788,800	40,928,821

TOTAL TELECOMMUNICATION SERVICES		78,385,217

UTILITIES - 0.7%
Electric Utilities - 0.7%
Hydro One Ltd.	495,600	8,762,604
TOTAL COMMON STOCKS
(Cost $840,299,904)		1,194,196,751

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 1.10% (c)	28,350,091	28,355,761
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	21,558,076	21,560,232
TOTAL MONEY MARKET FUNDS
(Cost $49,915,993)		49,915,993
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $890,215,897)		1,244,112,744
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(18,879,072)
NET ASSETS - 100%		$1,225,233,672

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$246,412
Fidelity Securities Lending Cash Central Fund	641,086
Total	$887,498

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$42,716,852	$42,716,852	$--	$--
Consumer Staples	91,587,310	91,587,310	--	--
Energy	229,180,957	229,180,957	--	--
Financials	403,407,850	403,407,850	--	--
Health Care	5,519,430	5,519,430	--	--
Industrials	111,237,723	111,237,723	--	--
Information Technology	58,104,087	58,104,087	--	--
Materials	155,409,138	139,987,359	15,421,779	--
Real Estate	9,885,583	9,885,583	--	--
Telecommunication Services	78,385,217	78,385,217	--	--
Utilities	8,762,604	8,762,604	--	--
Money Market Funds	49,915,993	49,915,993	--	--
Total Investments in Securities:	$1,244,112,744	$1,228,690,965	$15,421,779	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $20,327,440) — See accompanying schedule: Unaffiliated issuers (cost $840,299,904)	$1,194,196,751
Fidelity Central Funds (cost $49,915,993)	49,915,993
Total Investment in Securities (cost $890,215,897)		$1,244,112,744
Foreign currency held at value (cost $848,874)		848,874
Receivable for investments sold		3,078,869
Receivable for fund shares sold		1,453,857
Dividends receivable		1,432,929
Distributions receivable from Fidelity Central Funds		34,125
Prepaid expenses		2,971
Other receivables		18,556
Total assets		1,250,982,925
Liabilities
Payable for investments purchased	$602,941
Payable for fund shares redeemed	2,474,545
Accrued management fee	750,639
Distribution and service plan fees payable	25,849
Other affiliated payables	270,258
Other payables and accrued expenses	67,249
Collateral on securities loaned	21,557,772
Total liabilities		25,749,253
Net Assets		$1,225,233,672
Net Assets consist of:
Paid in capital		$855,795,706
Undistributed net investment income		13,463,474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,087,258
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		353,887,234
Net Assets		$1,225,233,672
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,556,754 ÷ 694,094 shares)		$54.11
Maximum offering price per share (100/94.25 of $54.11)		$57.41
Class M:
Net Asset Value and redemption price per share ($10,355,815 ÷ 192,605 shares)		$53.77
Maximum offering price per share (100/96.50 of $53.77)		$55.72
Class C:
Net Asset Value and offering price per share ($15,937,951 ÷ 302,330 shares)(a)		$52.72
Canada:
Net Asset Value, offering price and redemption price per share ($1,130,802,507 ÷ 20,783,469 shares)		$54.41
Class I:
Net Asset Value, offering price and redemption price per share ($30,580,645 ÷ 563,294 shares)		$54.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$34,811,602
Income from Fidelity Central Funds		887,498
Income before foreign taxes withheld		35,699,100
Less foreign taxes withheld		(5,108,976)
Total income		30,590,124
Expenses
Management fee
Basic fee	$9,178,955
Performance adjustment	698,108
Transfer agent fees	2,811,788
Distribution and service plan fees	328,967
Accounting and security lending fees	606,213
Custodian fees and expenses	21,527
Independent trustees' fees and expenses	5,317
Registration fees	78,523
Audit	77,648
Legal	4,549
Miscellaneous	11,407
Total expenses before reductions	13,823,002
Expense reductions	(52,679)	13,770,323
Net investment income (loss)		16,819,801
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,759,350
Fidelity Central Funds	6,750
Foreign currency transactions	172,359
Total net realized gain (loss)		52,938,459
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	106,010,225
Fidelity Central Funds	(8,858)
Assets and liabilities in foreign currencies	(5,883)
Total change in net unrealized appreciation (depreciation)		105,995,484
Net gain (loss)		158,933,943
Net increase (decrease) in net assets resulting from operations		$175,753,744

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,819,801	$17,076,194
Net realized gain (loss)	52,938,459	(32,588,329)
Change in net unrealized appreciation (depreciation)	105,995,484	98,530,458
Net increase (decrease) in net assets resulting from operations	175,753,744	83,018,323
Distributions to shareholders from net investment income	(16,443,381)	(17,462,078)
Distributions to shareholders from net realized gain	(5,168,976)	(1,771,774)
Total distributions	(21,612,357)	(19,233,852)
Share transactions - net increase (decrease)	(276,985,730)	(105,554,211)
Redemption fees	38,887	81,286
Total increase (decrease) in net assets	(122,805,456)	(41,688,454)
Net Assets
Beginning of period	1,348,039,128	1,389,727,582
End of period	$1,225,233,672	$1,348,039,128
Other Information
Undistributed net investment income end of period	$13,463,474	$13,430,443

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.09	$45.25	$60.56	$57.31	$53.65
Income from Investment Operations
Net investment income (loss)A	.50	.48	.45	.47	.60
Net realized and unrealized gain (loss)	6.16	2.84	(8.04)	3.13	3.63
Total from investment operations	6.66	3.32	(7.59)	3.60	4.23
Distributions from net investment income	(.45)	(.42)	(.50)	(.03)	(.57)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.64)	(.48)	(7.72)	(.35)	(.57)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.11	$48.09	$45.25	$60.56	$57.31
Total ReturnC,D	13.98%	7.45%	(14.32)%	6.32%	7.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.48%	1.43%	1.29%	1.19%
Expenses net of fee waivers, if any	1.34%	1.48%	1.43%	1.29%	1.19%
Expenses net of all reductions	1.34%	1.48%	1.43%	1.29%	1.18%
Net investment income (loss)	.98%	1.06%	.90%	.79%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$37,557	$44,144	$58,286	$95,004	$116,661
Portfolio turnover rateG	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$47.82	$44.99	$60.22	$57.14	$53.48
Income from Investment Operations
Net investment income (loss)A	.35	.35	.29	.29	.45
Net realized and unrealized gain (loss)	6.13	2.83	(8.00)	3.11	3.63
Total from investment operations	6.48	3.18	(7.71)	3.40	4.08
Distributions from net investment income	(.34)	(.29)	(.30)	–	(.42)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.53)	(.35)	(7.52)	(.32)	(.42)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$53.77	$47.82	$44.99	$60.22	$57.14
Total ReturnC,D	13.64%	7.14%	(14.58)%	5.99%	7.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.63%	1.77%	1.75%	1.59%	1.47%
Expenses net of fee waivers, if any	1.63%	1.77%	1.75%	1.59%	1.47%
Expenses net of all reductions	1.63%	1.77%	1.75%	1.59%	1.46%
Net investment income (loss)	.69%	.78%	.58%	.48%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$10,356	$11,140	$12,820	$21,989	$23,751
Portfolio turnover rateG	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$46.87	$44.02	$59.04	$56.27	$52.61
Income from Investment Operations
Net investment income (loss)A	.13	.15	.07	.02	.20
Net realized and unrealized gain (loss)	6.01	2.78	(7.85)	3.07	3.58
Total from investment operations	6.14	2.93	(7.78)	3.09	3.78
Distributions from net investment income	(.11)	(.02)	(.02)	–	(.12)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.29)B	(.08)	(7.24)	(.32)	(.12)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$52.72	$46.87	$44.02	$59.04	$56.27
Total ReturnD,E	13.16%	6.67%	(14.96)%	5.53%	7.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.06%	2.21%	2.19%	2.03%	1.93%
Expenses net of fee waivers, if any	2.06%	2.21%	2.19%	2.03%	1.92%
Expenses net of all reductions	2.06%	2.21%	2.18%	2.03%	1.92%
Net investment income (loss)	.26%	.33%	.14%	.04%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$15,938	$18,489	$21,610	$38,749	$46,040
Portfolio turnover rateH	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.35	$45.55	$60.95	$57.72	$54.05
Income from Investment Operations
Net investment income (loss)A	.66	.62	.60	.66	.77
Net realized and unrealized gain (loss)	6.20	2.85	(8.09)	3.13	3.66
Total from investment operations	6.86	3.47	(7.49)	3.79	4.43
Distributions from net investment income	(.61)	(.61)	(.69)	(.24)	(.76)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.80)	(.67)	(7.91)	(.56)	(.76)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.41	$48.35	$45.55	$60.95	$57.72
Total ReturnC	14.35%	7.79%	(14.08)%	6.64%	8.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.17%	1.15%	.98%	.87%
Expenses net of fee waivers, if any	1.02%	1.17%	1.15%	.98%	.87%
Expenses net of all reductions	1.02%	1.17%	1.14%	.98%	.86%
Net investment income (loss)	1.30%	1.37%	1.18%	1.09%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,130,803	$1,233,050	$1,279,488	$2,057,843	$2,262,380
Portfolio turnover rateF	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.28	$45.44	$60.80	$57.57	$53.91
Income from Investment Operations
Net investment income (loss)A	.67	.66	.61	.65	.78
Net realized and unrealized gain (loss)	6.19	2.83	(8.07)	3.12	3.64
Total from investment operations	6.86	3.49	(7.46)	3.77	4.42
Distributions from net investment income	(.66)	(.59)	(.68)	(.22)	(.76)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.85)	(.65)	(7.90)	(.54)	(.76)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.29	$48.28	$45.44	$60.80	$57.57
Total ReturnC	14.38%	7.83%	(14.05)%	6.62%	8.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	1.14%	1.13%	1.00%	.86%
Expenses net of fee waivers, if any	.99%	1.13%	1.12%	1.00%	.86%
Expenses net of all reductions	.99%	1.13%	1.12%	1.00%	.85%
Net investment income (loss)	1.33%	1.41%	1.21%	1.08%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$30,581	$41,217	$14,846	$30,165	$30,831
Portfolio turnover rateF	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Canada and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$367,425,210
Gross unrealized depreciation	(22,192,086)
Net unrealized appreciation (depreciation)	$345,233,124
Tax Cost	$898,879,620

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,133,560
Undistributed long-term capital gain	$5,081,189
Net unrealized appreciation (depreciation) on securities and other investments	$345,223,511

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$21,612,357	$ 17,462,078
Long-term Capital Gains	–	1,771,775
Total	$21,612,357	$ 19,233,853

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $338,726,398 and $612,426,009, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$100,799	$100
Class M	.25%	.25%	56,703	–
Class C	.75%	.25%	171,465	4,926
			$328,967	$5,026

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,994
Class M	1,681
Class C(a)	1,426
$7,101

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$112,117.28
Class M	36,358.32
Class C	43,158.25
Canada	2,538,563.21
Class I	81,592.19
	$2,811,788

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $135 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $641,086, including $5,377 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40,399 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,276.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$406,836	$482,934
Class M	78,661	79,315
Class C	39,905	8,502
Canada	15,352,959	16,735,044
Class I	565,020	156,283
Total	$16,443,381	$17,462,078
From net realized gain
Class A	$168,842	$69,321
Class M	43,752	16,639
Class B	–	3,460
Class C	71,450	28,339
Canada	4,723,987	1,638,014
Class I	160,945	16,001
Total	$5,168,976	$1,771,774

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	63,470	134,113	$3,161,163	$6,147,050
Reinvestment of distributions	10,631	11,425	525,595	496,287
Shares redeemed	(297,916)	(515,795)	(14,925,894)	(23,017,589)
Net increase (decrease)	(223,815)	(370,257)	$(11,239,136)	$(16,374,252)
Class M
Shares sold	24,195	23,059	$1,198,423	$1,036,279
Reinvestment of distributions	2,464	2,169	121,397	93,951
Shares redeemed	(67,009)	(77,250)	(3,403,775)	(3,322,138)
Net increase (decrease)	(40,350)	(52,022)	$(2,083,955)	$(2,191,908)
Class B
Shares sold	–	499	$–	$21,798
Reinvestment of distributions	–	68	–	2,895
Shares redeemed	–	(61,115)	–	(2,725,253)
Net increase (decrease)	–	(60,548)	$–	$(2,700,560)
Class C
Shares sold	25,680	41,578	$1,254,827	$1,834,681
Reinvestment of distributions	1,995	731	96,717	31,141
Shares redeemed	(119,795)	(138,754)	(5,862,219)	(5,980,751)
Net increase (decrease)	(92,120)	(96,445)	$(4,510,675)	$(4,114,929)
Canada
Shares sold	1,830,107	3,590,664	$91,494,332	$166,771,731
Reinvestment of distributions	381,896	388,588	18,930,598	16,926,879
Shares redeemed	(6,928,660)	(6,566,019)	(353,430,502)	(289,731,847)
Net increase (decrease)	(4,716,657)	(2,586,767)	$(243,005,572)	$(106,033,237)
Class I
Shares sold	249,628	807,708	$12,551,193	$37,813,282
Reinvestment of distributions	14,338	2,849	709,005	123,890
Shares redeemed	(554,299)	(283,652)	(29,406,590)	(12,076,497)
Net increase (decrease)	(290,333)	526,905	$(16,146,392)	$25,860,675

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Canada Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.33%
Actual		$1,000.00	$1,104.70	$7.06
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.63%
Actual		$1,000.00	$1,103.20	$8.64
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class C	2.06%
Actual		$1,000.00	$1,100.60	$10.91
Hypothetical-C		$1,000.00	$1,014.82	$10.46
Canada	1.02%
Actual		$1,000.00	$1,106.30	$5.42
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	1.00%
Actual		$1,000.00	$1,106.60	$5.31
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/11/17	12/08/17	$0.589	$0.487
Class M	12/11/17	12/08/17	$0.402	$0.487
Class C	12/11/17	12/08/17	$0.184	$0.487
Canada	12/11/17	12/08/17	$0.770	$0.487
Class I	12/11/17	12/08/17	$0.765	$0.487

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017. $5,081,189, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Canada and Class I designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%, Class M designates 100%, Class C designates 100%, Canada designates 87%, and Class I designate 83% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/12/16	$0.7679	$0.1269
Class M	12/12/16	$0.6529	$0.1269
Class C	12/12/16	$0.4199	$0.1269
Canada	12/12/16	$0.9259	$0.1269
Class I	12/12/16	$0.9749	$0.1269

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2014 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Canada Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ACAN-ANN-1217
1.843165.110

Fidelity Advisor® China Region Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® China Region Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	27.87%	11.05%	3.45%
Class M (incl. 3.50% sales charge)	30.52%	11.22%	3.40%
Class C (incl. contingent deferred sales charge)	33.71%	11.55%	3.33%
Class I	36.15%	12.77%	4.38%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 9, 2008, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$14,037	Fidelity Advisor® China Region Fund - Class A
$13,447	MSCI Golden Dragon Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Robert Bao:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 35% to 36%, topping the 32.83% advance of the benchmark MSCI Golden Dragon Index. Versus the benchmark, positioning in the information technology, consumer discretionary and telecommunication services sectors added the most value. Regionally, underweighting Hong Kong and Taiwan, as well as favorable stock picks in those regions, contributed versus the index. Overweighting China also helped, although picks there detracted. At the stock level, the top relative contributor was wireless services provider China Mobile because this index component returned -6% and we didn’t own it. Several out-of-benchmark positions in China-based companies also were noteworthy contributors, including China Shanshui Cement Group – which I sold by period end – Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, and Kweichow Moutai, a maker of the grain-based spirit baijiu. Conversely, positioning in energy and industrials worked against us. China Oilfield Services, a Hong Kong-listed provider of drilling and other energy services, was the fund’s largest relative detractor, followed by non-benchmark positions in two Hong Kong-listed equities: casino operator Summit Ascent Holdings and Zhaojin Mining Industries, a gold-mining stock I bought this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Cayman Islands	37.8%
China	35.7%
Taiwan	15.3%
Hong Kong	6.6%
South Africa	1.5%
Bailiwick of Jersey	1.0%
British Virgin Islands	0.9%
United Kingdom	0.5%
United States of America*	0.4%
Other	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
China	39.7%
Cayman Islands	34.3%
Taiwan	15.2%
Hong Kong	4.7%
United States of America*	2.6%
Bailiwick of Jersey	1.2%
British Virgin Islands	1.0%
Bermuda	0.8%
United Kingdom	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	97.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4	2.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	11.1	9.2
Alibaba Group Holding Ltd. sponsored ADR (Internet Software & Services)	9.6	5.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.2	6.8
AIA Group Ltd. (Insurance)	2.8	0.0
NetEase, Inc. ADR (Internet Software & Services)	2.3	2.3
JD.com, Inc. sponsored ADR (Internet & Direct Marketing Retail)	2.3	3.2
China Construction Bank Corp. (H Shares) (Banks)	2.2	2.8
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	1.9	1.6
Kweichow Moutai Co. Ltd. (A Shares) (Beverages)	1.8	1.8
Wuliangye Yibin Co. Ltd. Class A (Beverages)	1.7	1.7
	41.9

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.3	37.5
Financials	12.9	10.7
Consumer Discretionary	12.3	14.0
Materials	6.2	7.9
Consumer Staples	5.5	5.9
Health Care	5.4	5.1
Industrials	5.3	7.1
Energy	3.3	5.1
Utilities	1.3	2.4
Real Estate	1.1	1.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.5%
Diversified Consumer Services - 1.9%
New Oriental Education & Technology Group, Inc. sponsored ADR	229,800	$19,128,552
ZTO Express (Cayman), Inc. sponsored ADR (a)	471,400	7,537,686
		26,666,238
Hotels, Restaurants & Leisure - 0.0%
Huangshan Tourism Development Co. Ltd.	14	21
Household Durables - 3.7%
Hangzhou Robam Appliances Co. Ltd. Class A	991,851	6,946,799
Midea Group Co. Ltd. Class A	2,123,600	16,323,321
Nien Made Enterprise Co. Ltd.	432,000	4,500,896
Sundart Holdings Ltd.	20,000,000	11,972,210
Techtronic Industries Co. Ltd.	1,913,500	11,221,399
		50,964,625
Internet & Direct Marketing Retail - 3.2%
Ctrip.com International Ltd. ADR (b)	99,400	4,760,266
JD.com, Inc. sponsored ADR (b)	834,000	31,291,680
Vipshop Holdings Ltd. ADR (b)	1,073,800	8,483,020
		44,534,966
Media - 1.5%
China Literature Ltd.	27,697	195,264
Naspers Ltd. Class N	81,500	19,858,014
		20,053,278
Specialty Retail - 0.4%
Chow Tai Fook Jewellery Group Ltd.	5,333,800	5,572,137
Textiles, Apparel & Luxury Goods - 0.8%
Shenzhou International Group Holdings Ltd.	1,191,000	10,167,483

TOTAL CONSUMER DISCRETIONARY		157,958,748

CONSUMER STAPLES - 5.5%
Beverages - 5.0%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,242,989	20,652,475
Kweichow Moutai Co. Ltd. (A Shares)	265,732	24,752,498
Wuliangye Yibin Co. Ltd. Class A	2,363,756	23,734,107
		69,139,080
Food & Staples Retailing - 0.5%
COFCO Meat Holdings Ltd. (a)	34,841,000	7,011,609

TOTAL CONSUMER STAPLES		76,150,689

ENERGY - 3.3%
Energy Equipment & Services - 1.2%
China Oilfield Services Ltd. (H Shares)	19,464,000	17,240,013
Oil, Gas & Consumable Fuels - 2.1%
CNOOC Ltd.	15,768,000	21,529,525
PetroChina Co. Ltd. (H Shares)	10,832,000	7,080,867
		28,610,392

TOTAL ENERGY		45,850,405

FINANCIALS - 12.9%
Banks - 3.9%
China Construction Bank Corp. (H Shares)	33,810,000	30,163,509
Industrial & Commercial Bank of China Ltd. (H Shares)	29,680,000	23,549,517
		53,713,026
Capital Markets - 1.2%
CITIC Securities Co. Ltd. (H Shares)	4,092,500	9,085,818
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)	1,119,000	7,378,597
		16,464,415
Insurance - 7.8%
AIA Group Ltd.	5,240,400	39,430,292
China Life Insurance Co. Ltd. (H Shares)	5,682,000	18,837,550
China Pacific Insurance (Group) Co. Ltd. (H Shares)	4,724,600	23,285,676
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	3,041,500	26,705,816
		108,259,334

TOTAL FINANCIALS		178,436,775

HEALTH CARE - 5.4%
Health Care Providers & Services - 0.6%
China Resources Phoenix Health	5,764,000	7,565,739
Life Sciences Tools & Services - 0.4%
JHL Biotech, Inc. (b)	3,673,696	6,035,062
Pharmaceuticals - 4.4%
CSPC Pharmaceutical Group Ltd.	10,938,000	19,011,880
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	959,932	9,726,782
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	4,390,487	14,306,520
YiChang HEC ChangJiang Pharmaceutical Co. Ltd.	3,291,400	9,492,719
Yunnan Baiyao Group Co. Ltd.	559,400	8,839,243
		61,377,144

TOTAL HEALTH CARE		74,977,945

INDUSTRIALS - 5.3%
Commercial Services & Supplies - 0.7%
Focused Photonics Hangzhou, Inc.	1,856,652	9,424,715
Construction & Engineering - 3.2%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	18,319,000	10,590,239
China Communications Construction Co. Ltd. (H Shares)	12,960,000	15,731,946
China Energy Engineering Corp. Ltd.	22,208,000	3,928,403
China State Construction International Holdings Ltd.	9,632,250	13,532,117
		43,782,705
Machinery - 0.7%
Sany Heavy Industry Co. Ltd. Class A	7,886,277	9,746,563
Trading Companies & Distributors - 0.3%
Summit Ascent Holdings Ltd. (a)(b)	31,652,000	4,341,226
Transportation Infrastructure - 0.4%
Shanghai International Airport Co. Ltd. (A Shares)	938,890	6,190,966

TOTAL INDUSTRIALS		73,486,175

INFORMATION TECHNOLOGY - 46.3%
Communications Equipment - 1.5%
Hytera Communications Corp. Ltd. Class A	3,630,953	10,485,321
Nanfang Communication Holdings Ltd.	20,308,000	10,620,740
		21,106,061
Electronic Equipment & Components - 6.6%
AVIC Jonhon OptronicTechnology Co. Ltd.	2,918,766	16,347,096
Chroma ATE, Inc.	3,145,000	15,339,936
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	3,655,950	21,643,991
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,778,400	14,041,436
Largan Precision Co. Ltd.	101,000	19,152,399
Lens Technology Co. Ltd. Class A	1,006,855	5,047,250
		91,572,108
Internet Software & Services - 24.1%
58.com, Inc. ADR (b)	219,500	14,743,815
Alibaba Group Holding Ltd. sponsored ADR (b)	715,300	132,251,817
NetEase, Inc. ADR	113,600	32,026,112
Tencent Holdings Ltd.	3,405,300	153,051,574
Weibo Corp. sponsored ADR (a)(b)	9,970	923,721
		332,997,039
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Semiconductor Engineering, Inc.	3,395,000	4,107,393
ASM Pacific Technology Ltd.	800,300	11,643,301
GlobalWafers Co. Ltd.	1,109,500	12,829,675
Himax Technologies, Inc. sponsored ADR	800,000	8,160,000
Nanya Technology Corp.	4,781,000	12,976,501
Silergy Corp.	457,000	9,871,491
Sino-American Silicon Products, Inc.	3,751,000	10,454,708
Taiwan Semiconductor Manufacturing Co. Ltd.	10,627,000	85,973,179
United Microelectronics Corp.	18,963,000	9,793,884
Win Semiconductors Corp.	1,130,000	9,242,319
		175,052,451
Software - 0.4%
China City Railway Transportation Technology Holdings Co. Ltd. (b)	47,212,000	5,386,044
Technology Hardware, Storage & Peripherals - 1.0%
ADLINK Technology, Inc.	3,682,844	8,407,315
Advantech Co. Ltd.	380,587	2,601,398
Axiomtek Co. Ltd.	1,142,000	1,955,246
		12,963,959

TOTAL INFORMATION TECHNOLOGY		639,077,662

MATERIALS - 6.2%
Construction Materials - 2.2%
BBMG Corp. (H Shares)	33,657,000	16,782,338
West China Cement Ltd. (b)	85,964,000	13,663,619
		30,445,957
Metals & Mining - 4.0%
Aluminum Corp. of China Ltd. (H Shares) (b)	9,772,000	7,848,802
Angang Steel Co. Ltd. (A Shares)	10,591,910	9,961,494
China Molybdenum Co. Ltd. (H Shares)	9,999,000	6,498,184
Jiangxi Copper Co. Ltd. (H Shares)	4,214,000	6,719,584
Maanshan Iron & Steel Ltd. (H Shares) (b)	13,230,000	6,206,809
Zhaojin Mining Industry Co. Ltd. (H Shares)	8,844,000	7,266,650
Zijin Mng Group Co. Ltd. (H Shares)	29,330,000	10,150,870
		54,652,393

TOTAL MATERIALS		85,098,350

REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
Beijing Capital Land Ltd. (H Shares)	27,000,000	14,535,853
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Canvest Environmental Protection Group Co. Ltd. (a)	16,700,000	9,311,790
Huaneng Renewables Corp. Ltd. (H Shares)	26,040,000	8,945,471
		18,257,261
TOTAL COMMON STOCKS
(Cost $1,009,134,734)		1,363,829,863

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.8%
Internet & Direct Marketing Retail - 0.8%
China Internet Plus Holdings Ltd. Series A-11 (b)(d)(e)
(Cost $6,268,244)	1,983,088	11,083,598

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.10% (f)	459	459
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	9,105,834	9,106,745
TOTAL MONEY MARKET FUNDS
(Cost $9,106,839)		9,107,204
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,024,509,817)		1,384,020,665
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,111,325)
NET ASSETS - 100%		$1,380,909,340

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,378,597 or 0.5% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,083,598 or 0.8% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$6,268,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$336,570
Fidelity Securities Lending Cash Central Fund	548,850
Total	$885,420

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$169,042,346	$157,763,484	$195,264	$11,083,598
Consumer Staples	76,150,689	76,150,689	--	--
Energy	45,850,405	17,240,013	28,610,392	--
Financials	178,436,775	152,220,628	26,216,147	--
Health Care	74,977,945	74,977,945	--	--
Industrials	73,486,175	73,486,175	--	--
Information Technology	639,077,662	386,151,632	252,926,030	--
Materials	85,098,350	77,249,548	7,848,802	--
Real Estate	14,535,853	14,535,853	--	--
Utilities	18,257,261	18,257,261	--	--
Money Market Funds	9,107,204	9,107,204	--	--
Total Investments in Securities:	$1,384,020,665	$1,057,140,432	$315,796,635	$11,083,598

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$20,300,707

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$16,032,916
Net Realized Gain (Loss) on Investment Securities	3,052,744
Net Unrealized Gain (Loss) on Investment Securities	9,545,139
Cost of Purchases	--
Proceeds of Sales	(17,547,201)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$11,083,598
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$3,427,490

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $8,701,526) — See accompanying schedule: Unaffiliated issuers (cost $1,015,402,978)	$1,374,913,461
Fidelity Central Funds (cost $9,106,839)	9,107,204
Total Investment in Securities (cost $1,024,509,817)		$1,384,020,665
Foreign currency held at value (cost $23,922,292)		23,923,424
Receivable for investments sold		5,883,085
Receivable for fund shares sold		2,672,820
Dividends receivable		179,767
Distributions receivable from Fidelity Central Funds		64,682
Prepaid expenses		2,752
Other receivables		53,151
Total assets		1,416,800,346
Liabilities
Payable for investments purchased	$15,435,772
Payable for fund shares redeemed	2,330,785
Accrued management fee	783,710
Distribution and service plan fees payable	21,919
Notes payable to affiliates	7,685,000
Other affiliated payables	253,185
Other payables and accrued expenses	273,960
Collateral on securities loaned	9,106,675
Total liabilities		35,891,006
Net Assets		$1,380,909,340
Net Assets consist of:
Paid in capital		$1,156,699,278
Undistributed net investment income		5,536,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,834,140)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		359,508,049
Net Assets		$1,380,909,340
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($35,539,258 ÷ 1,038,411 shares)		$34.22
Maximum offering price per share (100/94.25 of $34.22)		$36.31
Class M:
Net Asset Value and redemption price per share ($9,763,388 ÷ 286,713 shares)		$34.05
Maximum offering price per share (100/96.50 of $34.05)		$35.28
Class C:
Net Asset Value and offering price per share ($12,951,739 ÷ 387,632 shares)(a)		$33.41
China Region:
Net Asset Value, offering price and redemption price per share ($1,294,775,077 ÷ 37,374,777 shares)		$34.64
Class I:
Net Asset Value, offering price and redemption price per share ($27,879,878 ÷ 810,109 shares)		$34.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$18,856,818
Income from Fidelity Central Funds		885,420
Income before foreign taxes withheld		19,742,238
Less foreign taxes withheld		(2,164,579)
Total income		17,577,659
Expenses
Management fee	$7,778,535
Transfer agent fees	2,228,475
Distribution and service plan fees	204,378
Accounting and security lending fees	518,363
Custodian fees and expenses	555,106
Independent trustees' fees and expenses	4,340
Registration fees	82,884
Audit	93,465
Legal	3,970
Interest	5,750
Miscellaneous	9,341
Total expenses before reductions	11,484,607
Expense reductions	(198,144)	11,286,463
Net investment income (loss)		6,291,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,436,133
Fidelity Central Funds	(2,989)
Foreign currency transactions	(117,423)
Total net realized gain (loss)		78,315,721
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	266,759,046
Fidelity Central Funds	(1,961)
Assets and liabilities in foreign currencies	(7,860)
Total change in net unrealized appreciation (depreciation)		266,749,225
Net gain (loss)		345,064,946
Net increase (decrease) in net assets resulting from operations		$351,356,142

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,291,196	$11,358,761
Net realized gain (loss)	78,315,721	(213,446,905)
Change in net unrealized appreciation (depreciation)	266,749,225	180,733,105
Net increase (decrease) in net assets resulting from operations	351,356,142	(21,355,039)
Distributions to shareholders from net investment income	(10,635,865)	(15,103,497)
Distributions to shareholders from net realized gain	(1,988,966)	(159,831,115)
Total distributions	(12,624,831)	(174,934,612)
Share transactions - net increase (decrease)	(22,198,615)	(83,319,865)
Redemption fees	258,175	164,633
Total increase (decrease) in net assets	316,790,871	(279,444,883)
Net Assets
Beginning of period	1,064,118,469	1,343,563,352
End of period	$1,380,909,340	$1,064,118,469
Other Information
Undistributed net investment income end of period	$5,536,153	$10,634,162

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.46	$29.34	$34.18	$35.56	$28.53
Income from Investment Operations
Net investment income (loss)A	.08	.18	.40B	.21	.30
Net realized and unrealized gain (loss)	8.90	(.20)	(.83)	2.01C	7.06
Total from investment operations	8.98	(.02)	(.43)	2.22	7.36
Distributions from net investment income	(.18)	(.27)	(.22)	(.30)	(.34)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.23)	(3.86)	(4.46)	(3.61)	(.34)
Redemption fees added to paid in capitalA	.01	–D	.05	.01	.01
Net asset value, end of period	$34.22	$25.46	$29.34	$34.18	$35.56
Total ReturnE,F	35.67%	(.13)%	(1.45)%	6.45%C	26.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.30%	1.33%	1.28%	1.35%	1.35%
Expenses net of fee waivers, if any	1.30%	1.33%	1.28%	1.35%	1.35%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.35%	1.31%
Net investment income (loss)	.28%	.75%	1.26%B	.64%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$35,539	$22,937	$32,761	$21,728	$20,623
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.34	$29.18	$34.02	$35.40	$28.40
Income from Investment Operations
Net investment income (loss)A	(.02)	.10	.30B	.12	.21
Net realized and unrealized gain (loss)	8.88	(.22)	(.83)	1.99C	7.04
Total from investment operations	8.86	(.12)	(.53)	2.11	7.25
Distributions from net investment income	(.11)	(.13)	(.12)	(.19)	(.26)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.16)	(3.72)	(4.36)	(3.50)	(.26)
Redemption fees added to paid in capitalA	.01	–D	.05	.01	.01
Net asset value, end of period	$34.05	$25.34	$29.18	$34.02	$35.40
Total ReturnE,F	35.25%	(.50)%	(1.79)%	6.15%C	25.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.65%	1.67%	1.62%	1.65%	1.64%
Expenses net of fee waivers, if any	1.65%	1.67%	1.62%	1.65%	1.64%
Expenses net of all reductions	1.64%	1.67%	1.60%	1.65%	1.60%
Net investment income (loss)	(.07)%	.40%	.92%B	.35%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$9,763	$5,644	$6,409	$6,305	$5,965
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.82	$28.68	$33.56	$34.99	$28.07
Income from Investment Operations
Net investment income (loss)A	(.13)	–B	.15C	(.02)	.06
Net realized and unrealized gain (loss)	8.73	(.21)	(.80)	1.97D	6.97
Total from investment operations	8.60	(.21)	(.65)	1.95	7.03
Distributions from net investment income	–	(.06)	(.04)	(.08)	(.12)
Distributions from net realized gain	(.02)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.02)	(3.65)	(4.28)	(3.39)	(.12)
Redemption fees added to paid in capitalA	.01	–B	.05	.01	.01
Net asset value, end of period	$33.41	$24.82	$28.68	$33.56	$34.99
Total ReturnE,F	34.71%	(.88)%	(2.21)%	5.71%D	25.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%	2.07%	2.05%	2.07%	2.10%
Expenses net of fee waivers, if any	2.05%	2.07%	2.05%	2.07%	2.10%
Expenses net of all reductions	2.03%	2.06%	2.02%	2.07%	2.07%
Net investment income (loss)	(.46)%	.01%	.49%C	(.07)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$12,952	$11,218	$14,355	$10,445	$6,957
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.78	$29.66	$34.51	$35.83	$28.73
Income from Investment Operations
Net investment income (loss)A	.17	.26	.51B	.33	.41
Net realized and unrealized gain (loss)	9.00	(.21)	(.84)	2.03C	7.11
Total from investment operations	9.17	.05	(.33)	2.36	7.52
Distributions from net investment income	(.27)	(.35)	(.33)	(.38)	(.43)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.32)	(3.93)D	(4.57)	(3.69)	(.43)
Redemption fees added to paid in capitalA	.01	–E	.05	.01	.01
Net asset value, end of period	$34.64	$25.78	$29.66	$34.51	$35.83
Total ReturnF	36.10%	.15%	(1.14)%	6.83%C	26.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	1.02%	.99%	1.01%	1.02%
Expenses net of fee waivers, if any	1.00%	1.02%	.98%	1.01%	1.02%
Expenses net of all reductions	.99%	1.01%	.96%	1.01%	.98%
Net investment income (loss)	.58%	1.06%	1.55%B	.99%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,294,775	$1,004,985	$1,262,274	$1,352,761	$1,425,828
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.62	$29.51	$34.39	$35.75	$28.68
Income from Investment Operations
Net investment income (loss)A	.16	.26	.51B	.34	.42
Net realized and unrealized gain (loss)	8.95	(.20)	(.84)	2.02C	7.10
Total from investment operations	9.11	.06	(.33)	2.36	7.52
Distributions from net investment income	(.28)	(.36)	(.36)	(.43)	(.46)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.33)	(3.95)	(4.60)	(3.73)D	(.46)
Redemption fees added to paid in capitalA	.01	–E	.05	.01	.01
Net asset value, end of period	$34.41	$25.62	$29.51	$34.39	$35.75
Total ReturnF	36.11%	.16%	(1.14)%	6.87%C	26.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.00%	.97%	.98%	.97%
Expenses net of fee waivers, if any	1.01%	1.00%	.97%	.98%	.97%
Expenses net of all reductions	.99%	.99%	.95%	.98%	.93%
Net investment income (loss)	.57%	1.07%	1.57%B	1.01%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$27,880	$19,334	$26,961	$19,404	$10,206
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, China Region and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$398,740,351
Gross unrealized depreciation	(40,859,652)
Net unrealized appreciation (depreciation)	$357,880,699
Tax Cost	$1,026,139,966

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,536,158
Capital loss carryforward	$(139,203,991)
Net unrealized appreciation (depreciation) on securities and other investments	$357,877,900

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(139,203,991)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$12,624,831	$ 15,103,497
Long-term Capital Gains	–	159,831,115
Total	$12,624,831	$ 174,934,612

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $781,020,865 and $742,128,259, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,901	$–
Class M	.25%	.25%	34,400	222
Class C	.75%	.25%	105,077	9,924
			$204,378	$10,146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,444
Class M	1,704
Class C(a)	1,646
$14,794

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$64,503.25
Class M	24,020.35
Class C	25,645.24
China Region	2,069,254.20
Class I	45,053.20
	$2,228,475

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,282 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,007,182.73%		$5,376

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $78,874.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,476 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $548,850. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,033,333. The weighted average interest rate was 1.11%. The interest expense amounted to $374 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $189,439 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,705.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$157,254	$297,014
Class M	24,256	28,522
Class C	–	29,301
China Region	10,242,046	14,431,516
Class I	212,309	317,144
Total	$10,635,865	$15,103,497
From net realized gain
Class A	$43,202	$3,946,989
Class M	10,926	763,704
Class B	–	93,006
Class C	7,384	1,752,229
China Region	1,889,677	150,087,760
Class I	37,777	3,187,427
Total	$1,988,966	$159,831,115

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	484,746	240,368	$14,218,284	$5,824,186
Reinvestment of distributions	7,951	162,605	195,750	4,157,811
Shares redeemed	(355,316)	(618,365)	(9,896,035)	(14,282,494)
Net increase (decrease)	137,381	(215,392)	$4,517,999	$(4,300,497)
Class M
Shares sold	114,104	43,307	$3,376,139	$1,037,492
Reinvestment of distributions	1,419	30,599	34,859	781,504
Shares redeemed	(51,513)	(70,825)	(1,446,359)	(1,686,295)
Net increase (decrease)	64,010	3,081	$1,964,639	$132,701
Class B
Shares sold	–	30	$–	$648
Reinvestment of distributions	–	3,443	–	87,630
Shares redeemed	–	(31,204)	–	(704,876)
Net increase (decrease)	–	(27,731)	$–	$(616,598)
Class C
Shares sold	123,999	98,283	$3,531,382	$2,387,271
Reinvestment of distributions	254	55,713	6,148	1,398,404
Shares redeemed	(188,578)	(202,505)	(4,895,729)	(4,847,372)
Net increase (decrease)	(64,325)	(48,509)	$(1,358,199)	$(1,061,697)
China Region
Shares sold	7,507,787	3,781,033	$224,773,166	$92,584,217
Reinvestment of distributions	469,834	6,142,435	11,675,364	158,659,097
Shares redeemed	(9,588,795)	(13,494,506)	(265,714,287)	(325,219,240)
Net increase (decrease)	(1,611,174)	(3,571,038)	$(29,265,757)	$(73,975,926)
Class I
Shares sold	659,273	405,852	$19,707,002	$10,200,502
Reinvestment of distributions	8,728	99,936	215,492	2,565,348
Shares redeemed	(612,455)	(664,751)	(17,979,791)	(16,263,698)
Net increase (decrease)	55,546	(158,963)	$1,942,703	$(3,497,848)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity China Region Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.30%
Actual		$1,000.00	$1,219.10	$7.27
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.66%
Actual		$1,000.00	$1,217.40	$9.28
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class C	2.05%
Actual		$1,000.00	$1,214.90	$11.44
Hypothetical-C		$1,000.00	$1,014.87	$10.41
China Region	1.00%
Actual		$1,000.00	$1,221.00	$5.60
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class I	1.02%
Actual		$1,000.00	$1,221.10	$5.71
Hypothetical-C		$1,000.00	$1,020.06	$5.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 91%; Class M and Class C designate 100%; Retail Class designates 70%; and Class I designates 68%; of the dividend distributed in December, 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity China Region Fund
Class A	12/12/16	$0.2936	$0.0616
Class M	12/12/16	$0.2226	$0.0616
Class C	12/12/16	$0.0796	$0.0616
China Region	12/12/16	$0.3826	$0.0616
Class I	12/12/16	$0.3926	$0.0616

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHKC-ANN-1217
1.861459.109

Fidelity® Emerging Markets Fund Class K Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	30.44%	8.12%	(0.24)%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2017.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$9,766	Fidelity® Emerging Markets Fund - Class K
$10,970	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes gained roughly 30%, topping the 26.91% advance of the benchmark MSCI Emerging Markets Index. Versus the benchmark, stock picking in the consumer discretionary sector contributed most to fund performance; an underweighting in telecommunication services and positioning in financials also helped. Overall, active management added value in nine of 11 market sectors this period. Geographically, China, Netherlands, Hong Kong, India and South Africa all contributed. At the stock level, avoiding two weak-performing, state-owned benchmark components – wireless-services provider China Mobile and Brazil-based energy giant Petroleo Brasileiro – bolstered relative performance. Out-of-benchmark positions in Brazil-based for-profit educator Estacio Participacoes and China’s Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, further lifted relative results. Conversely, materials and real estate detracted from relative performance, as did a small cash position. Among countries, positioning in Mexico and South Korea held back results. Avoiding the strong-performing shares of South Korea-based index name SK Hynix made this stock our largest relative detractor. Untimely ownership of strong-performing index name JD.com, a China-based e-tailer, further worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Cayman Islands	17.2%
India	13.8%
United States of America*	7.9%
China	7.7%
South Africa	6.0%
Korea (South)	5.8%
Brazil	5.6%
Taiwan	5.5%
Mexico	4.7%
Other	25.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
India	11.6%
Cayman Islands	10.9%
United States of America*	9.7%
Brazil	9.7%
Korea (South)	8.1%
South Africa	6.9%
Mexico	6.4%
Taiwan	5.4%
China	5.3%
Other	26.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.0
Short-Term Investments and Net Other Assets (Liabilities)	2.1	2.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.8	5.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.3	4.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	4.5	3.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4	4.0
Naspers Ltd. Class N (South Africa, Media)	2.5	2.3
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.8	0.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.3	1.1
Itau Unibanco Holding SA (Brazil, Banks)	1.2	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	1.4
	29.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.6	27.5
Financials	17.7	16.3
Consumer Discretionary	16.2	12.8
Industrials	7.5	7.5
Consumer Staples	7.4	12.1
Materials	6.1	9.6
Health Care	2.8	5.8
Utilities	2.5	1.6
Energy	2.4	2.4
Telecommunication Services	2.4	1.2

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Argentina - 1.5%
Banco Macro SA sponsored ADR	185,649	$23,376,922
IRSA Propiedades Comerciales SA sponsored ADR	418,400	23,430,400
Telecom Argentina SA Class B sponsored ADR (a)	735,853	23,996,166

TOTAL ARGENTINA		70,803,488

Australia - 0.5%
Amcor Ltd.	1,955,680	23,708,990
Bermuda - 0.8%
Credicorp Ltd. (United States)	175,732	36,805,310
Brazil - 4.4%
BM&F BOVESPA SA	5,016,900	36,653,291
BTG Pactual Participations Ltd. unit	3,712,200	24,976,469
Equatorial Energia SA	1,348,500	25,145,508
Estacio Participacoes SA	2,637,600	23,648,338
IRB Brasil Resseguros SA	2,456,100	24,633,828
Kroton Educacional SA	5,045,460	27,746,714
Qualicorp SA	2,319,900	24,820,866
Smiles Fidelidade SA	932,500	24,372,191

TOTAL BRAZIL		211,997,205

Cayman Islands - 17.2%
58.com, Inc. ADR (a)	482,700	32,422,959
Alibaba Group Holding Ltd. sponsored ADR (a)	1,181,200	218,392,068
Baidu.com, Inc. sponsored ADR (a)	347,500	84,769,150
China Literature Ltd.	4,577	32,268
Ctrip.com International Ltd. ADR (a)	795,000	38,072,550
JD.com, Inc. sponsored ADR (a)	1,215,100	45,590,552
Melco Crown Entertainment Ltd. sponsored ADR	998,700	25,247,136
NetEase, Inc. ADR	160,400	45,219,968
New Oriental Education & Technology Group, Inc. sponsored ADR	406,083	33,802,349
Sands China Ltd.	4,823,200	22,720,614
Shenzhou International Group Holdings Ltd.	3,426,000	29,247,520
Tencent Holdings Ltd.	5,749,100	258,393,918

TOTAL CAYMAN ISLANDS		833,911,052

China - 7.7%
Gree Electric Appliances, Inc. of Zhuhai Class A	3,830,067	24,562,443
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	4,786,000	28,334,124
Hangzhou Robam Appliances Co. Ltd. Class A	3,749,956	26,264,217
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	5,520,508	24,586,808
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,431,860	23,790,599
Kweichow Moutai Co. Ltd. (A Shares)	263,831	24,575,423
Midea Group Co. Ltd. Class A	3,458,500	26,584,199
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	7,726,500	67,842,342
Shanghai International Airport Co. Ltd. (A Shares)	4,079,400	26,899,237
Shenzhen Inovance Technology Co. Ltd. Class A	5,478,000	25,479,070
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	7,135,700	23,251,870
Wuliangye Yibin Co. Ltd. Class A	2,747,800	27,590,233
Yunnan Baiyao Group Co. Ltd.	1,585,097	25,046,582

TOTAL CHINA		374,807,147

France - 2.1%
Dassault Systemes SA	226,462	24,050,123
Kering SA	58,875	26,986,444
LVMH Moet Hennessy - Louis Vuitton SA	87,994	26,245,387
Rubis	360,800	22,644,572

TOTAL FRANCE		99,926,526

Germany - 0.4%
adidas AG	97,984	21,805,809
Greece - 0.4%
Titan Cement Co. SA (Reg.)	849,800	20,510,511
Hong Kong - 2.2%
AIA Group Ltd.	3,009,600	22,645,105
CSPC Pharmaceutical Group Ltd.	18,372,000	31,933,284
Guangdong Investment Ltd.	18,247,000	26,430,013
Techtronic Industries Co. Ltd.	4,532,500	26,580,085

TOTAL HONG KONG		107,588,487

Hungary - 0.7%
OTP Bank PLC	857,200	34,569,029
India - 13.8%
Adani Ports & Special Economic Zone Ltd.	4,738,576	31,494,150
Asian Paints Ltd.	1,621,308	29,567,900
Bharat Petroleum Corp. Ltd.	3,742,921	31,307,583
Eicher Motors Ltd.	55,061	27,410,089
Godrej Consumer Products Ltd.	1,906,101	27,492,011
HDFC Bank Ltd.	846,455	23,692,494
Hero Motocorp Ltd.	451,749	26,860,054
Housing Development Finance Corp. Ltd.	2,305,407	60,791,535
Indraprastha Gas Ltd.	1,074,357	26,301,421
IndusInd Bank Ltd.	877,835	22,059,756
ITC Ltd.	8,929,226	36,640,855
Kotak Mahindra Bank Ltd.	1,593,533	25,227,043
LIC Housing Finance Ltd.	2,807,587	25,959,882
Maruti Suzuki India Ltd.	292,659	37,113,455
PC Jeweller Ltd.	8,277,230	44,844,051
Power Grid Corp. of India Ltd.	7,323,014	23,959,545
Reliance Industries Ltd.	4,287,498	62,299,498
Shree Cement Ltd.	89,901	26,283,581
Ultratech Cemco Ltd.	456,758	31,045,788
UPL Ltd.	2,214,164	27,332,530
Vakrangee Ltd.	2,852,979	24,775,754

TOTAL INDIA		672,458,975

Indonesia - 2.3%
PT Bank Central Asia Tbk	25,898,000	39,909,176
PT Bank Rakyat Indonesia Tbk	31,035,700	35,698,206
PT Telkomunikasi Indonesia Tbk Series B	127,402,600	38,012,727

TOTAL INDONESIA		113,620,109

Israel - 1.5%
Check Point Software Technologies Ltd. (a)	209,300	24,636,703
Elbit Systems Ltd. (Israel)	165,900	24,593,482
Frutarom Industries Ltd.	293,700	24,179,945

TOTAL ISRAEL		73,410,130

Kenya - 0.5%
Safaricom Ltd.	100,613,100	24,729,003
Korea (South) - 5.8%
Samsung Electronics Co. Ltd.	115,359	284,144,108
Luxembourg - 0.1%
Eurofins Scientific SA	10,894	6,814,463
Mexico - 4.7%
CEMEX S.A.B. de CV sponsored ADR	4,508,020	36,560,042
Embotelladoras Arca S.A.B. de CV	3,981,200	25,336,561
Fomento Economico Mexicano S.A.B. de CV unit	4,511,567	39,386,126
Gruma S.A.B. de CV Series B	1,877,830	24,597,621
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	2,817,857	26,725,309
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,610,330	28,719,550
Grupo Aeroportuario Norte S.A.B. de CV	4,556,300	22,990,935
Grupo Cementos de Chihuahua S.A.B. de CV	4,559,939	21,779,630

TOTAL MEXICO		226,095,774

Netherlands - 1.5%
ASML Holding NV (Netherlands)	141,900	25,602,943
X5 Retail Group NV GDR (Reg. S) (a)	568,800	23,377,680
Yandex NV Series A (a)	747,300	25,281,159

TOTAL NETHERLANDS		74,261,782

Panama - 0.5%
Copa Holdings SA Class A	189,900	23,393,781
Philippines - 2.6%
Ayala Corp.	1,470,560	29,390,960
Ayala Land, Inc.	36,918,500	30,917,200
D&L Industries, Inc.	26,273,100	5,286,656
SM Investments Corp.	1,667,663	30,873,369
SM Prime Holdings, Inc.	43,987,800	31,550,505

TOTAL PHILIPPINES		128,018,690

Russia - 1.2%
Sberbank of Russia	16,935,210	56,117,038
South Africa - 6.0%
Bidcorp Ltd.	1,387,398	30,517,604
Capitec Bank Holdings Ltd.	393,700	26,170,277
Discovery Ltd.	2,509,985	26,016,324
FirstRand Ltd.	8,882,300	32,196,472
Mondi Ltd.	1,093,566	26,231,662
Naspers Ltd. Class N	503,712	122,732,762
Sanlam Ltd.	5,781,300	28,909,056

TOTAL SOUTH AFRICA		292,774,157

Spain - 0.5%
Amadeus IT Holding SA Class A	367,600	24,942,584
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	246,345	22,709,629
Sika AG	3,170	23,465,594

TOTAL SWITZERLAND		46,175,223

Taiwan - 5.5%
Advantech Co. Ltd.	3,680,402	25,156,374
Taiwan Semiconductor Manufacturing Co. Ltd.	26,082,000	211,005,219
United Microelectronics Corp.	57,981,000	29,945,641

TOTAL TAIWAN		266,107,234

Thailand - 0.6%
Airports of Thailand PCL (For. Reg.)	17,367,000	31,105,855
Turkey - 2.2%
Koc Holding A/S	6,266,000	28,013,697
Tofas Turk Otomobil Fabrikasi A/S	2,768,287	22,534,223
Tupras Turkiye Petrol Rafinerileri A/S	753,058	27,096,629
Turkcell Iletisim Hizmet A/S	7,314,000	27,319,893

TOTAL TURKEY		104,964,442

United Arab Emirates - 0.2%
DP World Ltd.	361,930	8,595,838
United Kingdom - 2.5%
British American Tobacco PLC (United Kingdom)	368,300	23,795,801
Diageo PLC	659,105	22,507,670
InterContinental Hotel Group PLC	457,500	25,350,266
NMC Health PLC	653,100	25,085,635
Prudential PLC	942,278	23,128,568

TOTAL UNITED KINGDOM		119,867,940

United States of America - 5.8%
A.O. Smith Corp.	405,700	24,017,440
Alphabet, Inc. Class C (a)	24,745	25,156,757
American Tower Corp.	170,600	24,510,102
Amphenol Corp. Class A	277,700	24,159,900
Facebook, Inc. Class A (a)	135,400	24,380,124
MasterCard, Inc. Class A	166,300	24,740,451
Moody's Corp.	178,100	25,363,221
MSCI, Inc.	209,300	24,563,448
S&P Global, Inc.	152,100	23,799,087
Visa, Inc. Class A	211,100	23,216,778
Yum China Holdings, Inc.	960,800	38,768,280

TOTAL UNITED STATES OF AMERICA		282,675,588

TOTAL COMMON STOCKS
(Cost $3,195,922,757)		4,696,706,268

Nonconvertible Preferred Stocks - 1.2%
Brazil - 1.2%
Itau Unibanco Holding SA
(Cost $37,894,250)	4,782,910	61,480,563

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.10% (b)
(Cost $100,811,178)	100,791,019	100,811,178
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $3,334,628,185)		4,858,998,009
NET OTHER ASSETS (LIABILITIES) - 0.0%		(813,774)
NET ASSETS - 100%		$4,858,184,235

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$347,884
Fidelity Securities Lending Cash Central Fund	130,241
Total	$478,125

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$790,421,536	$741,434,252	$48,987,284	$--
Consumer Staples	354,194,992	307,891,521	46,303,471	--
Energy	120,703,710	120,703,710	--	--
Financials	861,975,402	759,037,302	102,938,100	--
Health Care	136,952,700	136,952,700	--	--
Industrials	360,311,802	360,311,802	--	--
Information Technology	1,488,726,805	963,779,084	524,947,721	--
Materials	295,952,829	295,952,829	--	--
Real Estate	110,408,207	110,408,207	--	--
Telecommunication Services	114,057,789	76,045,062	38,012,727	--
Utilities	124,481,059	124,481,059	--	--
Money Market Funds	100,811,178	100,811,178	--	--
Total Investments in Securities:	$4,858,998,009	$4,097,808,706	$761,189,303	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,233,817,007)	$4,758,186,831
Fidelity Central Funds (cost $100,811,178)	100,811,178
Total Investment in Securities (cost $3,334,628,185)		$4,858,998,009
Foreign currency held at value (cost $3,691,421)		3,706,186
Receivable for investments sold		3,921,829
Receivable for fund shares sold		17,607,683
Dividends receivable		2,279,335
Distributions receivable from Fidelity Central Funds		54,868
Prepaid expenses		9,949
Other receivables		2,009,297
Total assets		4,888,587,156
Liabilities
Payable for investments purchased	$8,532,188
Payable for fund shares redeemed	9,394,654
Accrued management fee	2,776,321
Other affiliated payables	761,388
Other payables and accrued expenses	8,938,370
Total liabilities		30,402,921
Net Assets		$4,858,184,235
Net Assets consist of:
Paid in capital		$3,568,613,112
Undistributed net investment income		25,936,057
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(251,852,477)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,515,487,543
Net Assets		$4,858,184,235
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,933,401,062 ÷ 125,386,136 shares)		$31.37
Class K:
Net Asset Value, offering price and redemption price per share ($924,783,173 ÷ 29,443,570 shares)		$31.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$78,616,045
Income from Fidelity Central Funds		478,125
Income before foreign taxes withheld		79,094,170
Less foreign taxes withheld		(6,775,655)
Total income		72,318,515
Expenses
Management fee	$28,126,405
Transfer agent fees	6,788,281
Accounting and security lending fees	1,526,540
Custodian fees and expenses	1,574,787
Independent trustees' fees and expenses	15,753
Registration fees	112,793
Audit	137,189
Legal	9,648
Interest	11,278
Miscellaneous	31,934
Total expenses before reductions	38,334,608
Expense reductions	(661,369)	37,673,239
Net investment income (loss)		34,645,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	214,428,798
Fidelity Central Funds	2,710
Foreign currency transactions	(1,927,606)
Total net realized gain (loss)		212,503,902
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $8,307,470)	865,214,081
Fidelity Central Funds	(2,725)
Assets and liabilities in foreign currencies	105,469
Total change in net unrealized appreciation (depreciation)		865,316,825
Net gain (loss)		1,077,820,727
Net increase (decrease) in net assets resulting from operations		$1,112,466,003

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,645,276	$21,682,785
Net realized gain (loss)	212,503,902	(227,815,936)
Change in net unrealized appreciation (depreciation)	865,316,825	470,369,169
Net increase (decrease) in net assets resulting from operations	1,112,466,003	264,236,018
Distributions to shareholders from net investment income	(23,974,554)	(17,361,594)
Share transactions - net increase (decrease)	96,080,893	131,573,266
Redemption fees	379,582	1,810,193
Total increase (decrease) in net assets	1,184,951,924	380,257,883
Net Assets
Beginning of period	3,673,232,311	3,292,974,428
End of period	$4,858,184,235	$3,673,232,311
Other Information
Undistributed net investment income end of period	$25,936,057	$17,935,313

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.25	$22.55	$25.44	$24.43	$22.15
Income from Investment Operations
Net investment income (loss)A	.22	.14	.19	.17	.20
Net realized and unrealized gain (loss)	7.05	1.66	(2.91)	.86	2.38
Total from investment operations	7.27	1.80	(2.72)	1.03	2.58
Distributions from net investment income	(.15)	(.11)	(.14)	(.02)	(.30)
Distributions from net realized gain	–	–	(.03)	–	–
Total distributions	(.15)	(.11)	(.17)	(.02)	(.30)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$31.37	$24.25	$22.55	$25.44	$24.43
Total ReturnC	30.21%	8.07%	(10.76)%	4.22%	11.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	1.01%	1.05%	1.07%	1.08%
Expenses net of fee waivers, if any	.97%	1.01%	1.05%	1.07%	1.08%
Expenses net of all reductions	.96%	1.00%	1.03%	1.07%	1.03%
Net investment income (loss)	.83%	.61%	.78%	.71%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,933,401	$3,014,957	$2,738,934	$2,370,927	$2,241,338
Portfolio turnover rateF	81%	79%	107%	94%	119%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.28	$22.58	$25.48	$24.42	$22.15
Income from Investment Operations
Net investment income (loss)A	.26	.18	.24	.23	.25
Net realized and unrealized gain (loss)	7.06	1.66	(2.92)	.86	2.38
Total from investment operations	7.32	1.84	(2.68)	1.09	2.63
Distributions from net investment income	(.19)	(.15)	(.20)	(.03)	(.36)
Distributions from net realized gain	–	–	(.03)	–	–
Total distributions	(.19)	(.15)	(.22)B	(.03)	(.36)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$31.41	$24.28	$22.58	$25.48	$24.42
Total ReturnD	30.44%	8.27%	(10.60)%	4.47%	12.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.84%	.85%	.86%	.87%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.87%
Expenses net of all reductions	.81%	.83%	.83%	.85%	.82%
Net investment income (loss)	.98%	.78%	.98%	.92%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$924,783	$658,276	$554,041	$623,430	$547,369
Portfolio turnover rateG	81%	79%	107%	94%	119%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain foreign taxes, expiring capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,545,672,869
Gross unrealized depreciation	(28,382,758)
Net unrealized appreciation (depreciation)	$1,517,290,111
Tax Cost	$3,341,707,898

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,971,472
Capital loss carryforward	$(248,807,540)
Net unrealized appreciation (depreciation) on securities and other investments	$1,516,715,300

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(248,807,540)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$23,974,554	$ 17,361,593

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,283,400,892 and $3,255,705,980, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$6,436,331.19
Class K	351,950.05
	$6,788,281

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,541,938	1.01%	$11,278

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,519 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $130,241, including $1,060 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $628,353 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,153.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,863.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Emerging Markets	$18,744,412	$13,660,209
Class K	5,230,142	3,701,385
Total	$23,974,554	$17,361,594

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Emerging Markets
Shares sold	35,833,343	40,381,882	$958,972,147	$879,217,354
Reinvestment of distributions	790,787	572,542	17,864,538	12,670,348
Shares redeemed	(35,588,763)	(38,074,038)	(943,601,756)	(819,023,837)
Net increase (decrease)	1,035,367	2,880,386	$33,234,929	$72,863,865
Class K
Shares sold	9,726,562	8,389,679	$257,288,456	$189,089,919
Reinvestment of distributions	231,437	167,256	5,230,142	3,701,385
Shares redeemed	(7,627,038)	(5,977,816)	(199,672,634)	(134,081,903)
Net increase (decrease)	2,330,961	2,579,119	$62,845,964	$58,709,401

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Emerging Markets	.96%
Actual		$1,000.00	$1,187.80	$5.29
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class K	.82%
Actual		$1,000.00	$1,188.40	$4.52
Hypothetical-C		$1,000.00	$1,021.07	$4.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Fund
Emerging Markets	12/11/17	12/08/17	$0.162	$0.027
Class K	12/11/17	12/08/17	$0.200	$0.027

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Retail	Class K
Fidelity Emerging Markets Fund
December 9, 2016	15%	13%
December 27, 2016	9%	9%

Emerging Markets and Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Fund
Emerging Markets	12/12/2016	$0.1744	$0.0344
	12/28/2016	$0.0090	$0.0000
Class K	12/12/2016	$0.2124	$0.0344
	12/28/2016	$0.0090	$0.0000

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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www.fidelity.com

EMF-K-ANN-1217
1.863015.109

Fidelity Advisor® Europe Fund - Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017 Class A, Class M, Class C and Class I are classes of Fidelity® Europe Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.39%	7.60%	0.94%
Class M (incl. 3.50% sales charge)	20.87%	7.88%	1.07%
Class C (incl. contingent deferred sales charge)	23.63%	8.27%	1.25%
Class I	26.04%	9.17%	1.67%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014 are those of Fidelity® Europe Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Europe Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$10,978	Fidelity Advisor® Europe Fund - Class A
$10,959	MSCI Europe Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Stefan Lindblad:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 26%, lagging the 27.33% return of the benchmark MSCI Europe Index. Amid a strong market for European stocks, bolstered by a sense of optimism as the political environment stabilized, the fund's defensive positioning hampered our results versus the benchmark. In particular, stock selection in the industrials and consumer discretionary sectors notably detracted. The largest individual detractor was Intertrust, a Netherlands-based trust and corporate services company. Shares of the company lost ground the past year, mainly due to poor execution and internal issues, as well as disappointing financial results. Also detracting was our position in emerging-markets lender International Personal Finance. Shares of the U.K.-based firm declined on news of potential regulatory changes in Poland, one of the company’s primary markets. Intertrust and International Personal Finance were non-benchmark holdings. Turning to contributors, stock picking in health care boosted the fund’s relative result most. The fund’s biggest individual contributor versus the benchmark was an overweighting in Svenska Cellulosa, a manufacturer of tinder, pulp and paper. Investors were enthusiastic about the company’s recent split from the consumer tissue side of the business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United Kingdom	19.2%
Sweden	18.3%
Germany	11.8%
United States of America*	9.5%
Italy	6.2%
Spain	5.9%
Ireland	5.4%
France	5.1%
Netherlands	4.5%
Other	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Germany	15.0%
Sweden	14.2%
United Kingdom	13.1%
France	10.4%
Netherlands	7.6%
Italy	7.3%
Spain	6.2%
Switzerland	6.0%
United States of America*	3.9%
Other	16.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.6	98.7
Short-Term Investments and Net Other Assets (Liabilities)	6.4	1.3

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.7	3.3
Securitas AB (B Shares) (Sweden, Commercial Services & Supplies)	3.5	0.0
SAP SE (Germany, Software)	3.1	4.3
Autoliv, Inc. (depositary receipt) (United States of America, Auto Components)	3.1	2.6
Prudential PLC (United Kingdom, Insurance)	2.9	3.1
NCC Group Ltd. (United Kingdom, IT Services)	2.6	1.9
Schibsted ASA (A Shares) (Norway, Media)	2.6	2.0
Investor AB (B Shares) (Sweden, Diversified Financial Services)	2.4	2.8
Vostok New Ventures Ltd. (depositary receipt) (Bermuda, Capital Markets)	2.3	2.6
Intertrust NV (Netherlands, Professional Services)	2.3	1.2
	28.5

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.2	19.4
Financials	19.2	18.6
Consumer Discretionary	17.1	17.0
Health Care	10.9	12.6
Information Technology	10.5	12.2
Materials	6.9	6.4
Consumer Staples	6.1	7.6
Real Estate	3.4	3.3
Utilities	0.3	1.6

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Bermuda - 3.1%
Vostok Emerging Finance Ltd. (depository receipt) (a)(b)(c)	53,590,807	$11,714,677
Vostok New Ventures Ltd. (depositary receipt) (a)(b)	3,850,361	31,735,071

TOTAL BERMUDA		43,449,748

Canada - 0.2%
Lundin Mining Corp.	447,200	3,445,486
Denmark - 3.3%
A.P. Moller - Maersk A/S Series B	15,055	28,916,346
Novozymes A/S Series B	316,100	17,457,063

TOTAL DENMARK		46,373,409

France - 5.1%
Capgemini SA	225,600	27,422,153
Rubis	71,806	4,506,697
The Vicat Group	158,300	12,245,722
Wendel SA	157,200	26,514,968

TOTAL FRANCE		70,689,540

Germany - 11.8%
Bertrandt AG (b)	126,900	11,899,467
CompuGroup Medical AG	126,309	7,257,974
CTS Eventim AG	417,769	17,256,191
Fresenius Medical Care AG & Co. KGaA	160,500	15,539,930
LEG Immobilien AG	280,268	28,468,200
MTU Aero Engines Holdings AG	143,000	24,111,521
SAP SE	381,437	43,583,993
Vonovia SE	371,900	16,357,923

TOTAL GERMANY		164,475,199

Hungary - 0.5%
OTP Bank PLC	171,900	6,932,357
Ireland - 5.4%
DCC PLC (United Kingdom)	154,100	14,613,289
Paddy Power Betfair PLC (Ireland)	253,900	25,967,326
Ryanair Holdings PLC sponsored ADR (a)	152,667	17,115,497
United Drug PLC (United Kingdom)	1,420,241	17,438,780

TOTAL IRELAND		75,134,892

Italy - 5.2%
Banca Generali SpA	418,800	13,796,092
Buzzi Unicem SpA	490,500	13,672,619
Prada SpA	5,541,700	19,179,365
UniCredit SpA (a)	1,314,200	25,151,798

TOTAL ITALY		71,799,874

Luxembourg - 1.3%
B&M European Value Retail S.A.	3,334,636	17,596,007
Malta - 0.8%
Kambi Group PLC (a)(b)	1,055,109	11,090,955
Netherlands - 4.5%
Intertrust NV (b)	2,058,425	31,650,384
Unilever NV (Certificaten Van Aandelen) (Bearer)	528,100	30,677,312

TOTAL NETHERLANDS		62,327,696

Norway - 2.6%
Schibsted ASA (A Shares) (b)	1,405,250	36,232,327
Spain - 4.4%
Aedas Homes SAU	52,983	1,851,517
Amadeus IT Holding SA Class A	296,800	20,138,626
Grifols SA	499,300	15,630,758
Prosegur Cash SA	7,417,400	24,192,444

TOTAL SPAIN		61,813,345

Sweden - 18.3%
AF AB (B Shares)	132,500	2,730,197
Dometic Group AB (d)	2,927,400	25,456,716
Essity AB Class B	798,700	23,879,953
Getinge AB (B Shares)	2,608,684	51,353,215
Indutrade AB	1,080,500	29,969,253
Investor AB (B Shares)	670,971	33,253,405
Nobia AB	637,800	5,233,957
Pandox AB	263,672	4,806,262
Securitas AB (B Shares)	2,781,200	48,802,599
Svenska Cellulosa AB (SCA) (B Shares)	3,159,600	29,664,948

TOTAL SWEDEN		255,150,505

Switzerland - 2.3%
EDAG Engineering Group AG	297,000	4,651,438
Swatch Group AG (Bearer)	69,820	27,363,925

TOTAL SWITZERLAND		32,015,363

United Kingdom - 19.2%
British American Tobacco PLC (United Kingdom)	464,200	29,991,884
Bunzl PLC	379,058	11,805,806
Dechra Pharmaceuticals PLC	881,600	24,073,643
Diploma PLC	1,206,600	17,291,469
Essentra PLC	1,039,335	7,343,690
International Personal Finance PLC	4,931,872	13,247,913
Micro Focus International PLC	519,158	18,237,796
NCC Group Ltd. (b)	11,931,824	36,448,680
Prudential PLC	1,636,678	40,172,877
Rolls-Royce Holdings PLC	2,252,300	29,106,433
Standard Chartered PLC (United Kingdom) (a)	2,594,366	25,856,587
Standard Life PLC	2,370,514	13,531,815

TOTAL UNITED KINGDOM		267,108,593

United States of America - 3.1%
Autoliv, Inc. (depositary receipt)	342,700	42,982,566
TOTAL COMMON STOCKS
(Cost $1,065,432,054)		1,268,617,862

Nonconvertible Preferred Stocks - 2.5%
Italy - 1.0%
Buzzi Unicem SpA (Risparmio Shares)	889,200	14,097,029
Spain - 1.5%
Grifols SA Class B	850,250	19,970,448
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	103,605,800	137,604
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $23,679,782)		34,205,081

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10%(e)	11,413,326	11,415,608
Fidelity Securities Lending Cash Central Fund 1.11%(e)(f)	16,893,729	16,895,418
TOTAL MONEY MARKET FUNDS
(Cost $28,312,287)		28,311,026
TOTAL INVESTMENT IN SECURITIES - 95.6%
(Cost $1,117,424,123)		1,331,133,969
NET OTHER ASSETS (LIABILITIES) - 4.4%		61,067,864
NET ASSETS - 100%		$1,392,201,833

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,456,716 or 1.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$154,307
Fidelity Securities Lending Cash Central Fund	440,682
Total	$594,989

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$8,746,849	$47,949	$--	$--	$--	$2,919,879	$11,714,677
Total	$8,746,849	$47,949	$--	$--	$--	$2,919,879	$11,714,677

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$237,817,035	$237,817,035	$--	$--
Consumer Staples	84,549,149	23,879,953	60,669,196	--
Financials	266,100,004	225,927,127	40,172,877	--
Health Care	151,264,748	115,754,370	35,510,378	--
Industrials	268,149,865	239,043,432	29,106,433	--
Information Technology	145,831,248	102,247,255	43,583,993	--
Materials	97,926,557	97,926,557	--	--
Real Estate	46,677,640	46,677,640	--	--
Utilities	4,506,697	4,506,697	--	--
Money Market Funds	28,311,026	28,311,026	--	--
Total Investments in Securities:	$1,331,133,969	$1,122,091,092	$209,042,877	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $15,987,991) — See accompanying schedule: Unaffiliated issuers (cost $1,082,251,869)	$1,291,108,266
Fidelity Central Funds (cost $28,312,287)	28,311,026
Other affiliated issuers (cost $6,859,967)	11,714,677
Total Investment in Securities (cost $1,117,424,123)		$1,331,133,969
Foreign currency held at value (cost $18)		18
Receivable for investments sold		78,005,956
Receivable for fund shares sold		1,222,809
Dividends receivable		1,283,153
Distributions receivable from Fidelity Central Funds		41,979
Prepaid expenses		3,034
Other receivables		163,560
Total assets		1,411,854,478
Liabilities
Payable for fund shares redeemed	$1,463,950
Accrued management fee	920,390
Distribution and service plan fees payable	16,710
Other affiliated payables	252,571
Other payables and accrued expenses	103,888
Collateral on securities loaned	16,895,136
Total liabilities		19,652,645
Net Assets		$1,392,201,833
Net Assets consist of:
Paid in capital		$1,170,393,373
Undistributed net investment income		11,925,792
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,762,839)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		213,645,507
Net Assets		$1,392,201,833
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,925,236 ÷ 492,654 shares)		$42.47
Maximum offering price per share (100/94.25 of $42.47)		$45.06
Class M:
Net Asset Value and redemption price per share ($8,873,889 ÷ 208,967 shares)		$42.47
Maximum offering price per share (100/96.50 of $42.47)		$44.01
Class C:
Net Asset Value and offering price per share ($10,720,880 ÷ 254,337 shares)(a)		$42.15
Europe:
Net Asset Value, offering price and redemption price per share ($1,343,212,879 ÷ 31,581,803 shares)		$42.53
Class I:
Net Asset Value, offering price and redemption price per share ($8,468,949 ÷ 199,120 shares)		$42.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$25,640,247
Income from Fidelity Central Funds		594,989
Income before foreign taxes withheld		26,235,236
Less foreign taxes withheld		(2,345,172)
Total income		23,890,064
Expenses
Management fee
Basic fee	$8,371,538
Performance adjustment	597,984
Transfer agent fees	2,232,646
Distribution and service plan fees	172,086
Accounting and security lending fees	556,523
Custodian fees and expenses	121,167
Independent trustees' fees and expenses	4,875
Registration fees	93,013
Audit	85,481
Legal	8,157
Interest	2,747
Miscellaneous	10,268
Total expenses before reductions	12,256,485
Expense reductions	(503,177)	11,753,308
Net investment income (loss)		12,136,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,987,396
Fidelity Central Funds	(1,038)
Foreign currency transactions	(21,372)
Total net realized gain (loss)		23,964,986
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	238,651,010
Fidelity Central Funds	(1,725)
Other affiliated issuers	2,919,879
Assets and liabilities in foreign currencies	73,320
Total change in net unrealized appreciation (depreciation)		241,642,484
Net gain (loss)		265,607,470
Net increase (decrease) in net assets resulting from operations		$277,744,226

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,136,756	$11,518,138
Net realized gain (loss)	23,964,986	(10,272,498)
Change in net unrealized appreciation (depreciation)	241,642,484	(89,926,922)
Net increase (decrease) in net assets resulting from operations	277,744,226	(88,681,282)
Distributions to shareholders from net investment income	(11,727,868)	(15,981,681)
Distributions to shareholders from net realized gain	(3,911,466)	(5,885,187)
Total distributions	(15,639,334)	(21,866,868)
Share transactions - net increase (decrease)	25,014,944	(219,773,724)
Redemption fees	434	22,478
Total increase (decrease) in net assets	287,120,270	(330,299,396)
Net Assets
Beginning of period	1,105,081,563	1,435,380,959
End of period	$1,392,201,833	$1,105,081,563
Other Information
Undistributed net investment income end of period	$11,925,792	$11,516,901

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.17	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.26	.22	.37	.47
Net realized and unrealized gain (loss)	8.39	(2.67)	1.29	(3.68)
Total from investment operations	8.65	(2.45)	1.66	(3.21)
Distributions from net investment income	(.22)	(.29)	(.84)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.35)	(.44)	(.84)	–
Redemption fees added to paid in capitalB,C	–	–	–	–
Net asset value, end of period	$42.47	$34.17	$37.06	$36.24
Total ReturnD,E,F	25.61%	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.39%	1.33%	1.35%I
Expenses net of fee waivers, if any	1.32%	1.39%	1.33%	1.35%I
Expenses net of all reductions	1.28%	1.38%	1.31%	1.35%I
Net investment income (loss)	.70%	.62%	.98%	1.94%I
Supplemental Data
Net assets, end of period (000 omitted)	$20,925	$17,267	$23,381	$23,633
Portfolio turnover rateJ	73%	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.13	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.15	.11	.26	.40
Net realized and unrealized gain (loss)	8.41	(2.67)	1.29	(3.67)
Total from investment operations	8.56	(2.56)	1.55	(3.27)
Distributions from net investment income	(.09)	(.09)	(.79)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.22)	(.25)C	(.79)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.47	$34.13	$36.94	$36.18
Total ReturnE,F,G	25.25%	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.63%	1.70%	1.61%	1.62%J
Expenses net of fee waivers, if any	1.63%	1.70%	1.61%	1.61%J
Expenses net of all reductions	1.59%	1.68%	1.59%	1.61%J
Net investment income (loss)	.39%	.31%	.70%	1.68%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,874	$6,980	$9,632	$13,679
Portfolio turnover rateK	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$33.82	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	(.03)	(.06)	.07	.29
Net realized and unrealized gain (loss)	8.36	(2.65)	1.29	(3.67)
Total from investment operations	8.33	(2.71)	1.36	(3.38)
Distributions from net investment income	–	(.12)	(.62)	–
Distributions from net realized gain	–	(.15)	–	–
Total distributions	–	(.28)C	(.62)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.15	$33.82	$36.81	$36.07
Total ReturnE,F,G	24.63%	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.11%	2.18%	2.13%	2.10%J
Expenses net of fee waivers, if any	2.11%	2.18%	2.13%	2.10%J
Expenses net of all reductions	2.07%	2.17%	2.11%	2.10%J
Net investment income (loss)	(.09)%	(.17)%	.18%	1.19%J
Supplemental Data
Net assets, end of period (000 omitted)	$10,721	$9,007	$11,151	$6,818
Portfolio turnover rateK	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.26	$37.19	$36.32	$37.92	$30.15
Income from Investment Operations
Net investment income (loss)A	.38	.33	.48	.94B	.61
Net realized and unrealized gain (loss)	8.40	(2.68)	1.30	(2.00)	7.87
Total from investment operations	8.78	(2.35)	1.78	(1.06)	8.48
Distributions from net investment income	(.38)	(.43)	(.91)	(.52)	(.70)
Distributions from net realized gain	(.13)	(.15)	–	(.02)	(.01)
Total distributions	(.51)	(.58)	(.91)	(.54)	(.71)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$42.53	$34.26	$37.19	$36.32	$37.92
Total ReturnD	26.05%	(6.42)%	4.97%	(2.82)%	28.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.07%	1.03%	.97%	1.06%
Expenses net of fee waivers, if any	1.00%	1.07%	1.03%	.97%	1.05%
Expenses net of all reductions	.96%	1.06%	1.01%	.96%	1.02%
Net investment income (loss)	1.02%	.94%	1.28%	2.43%B	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$1,343,213	$1,066,488	$1,384,134	$1,237,047	$957,048
Portfolio turnover rateG	73%	62%	87%	80%H	59%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.29	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.39	.35	.50	.56
Net realized and unrealized gain (loss)	8.38	(2.67)	1.30	(3.69)
Total from investment operations	8.77	(2.32)	1.80	(3.13)
Distributions from net investment income	(.41)	(.45)	(.91)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.53)C	(.60)	(.91)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.53	$34.29	$37.21	$36.32
Total ReturnE,F	26.04%	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	.98%	.97%I
Expenses net of fee waivers, if any	.98%	1.01%	.98%	.97%I
Expenses net of all reductions	.94%	1.00%	.96%	.96%I
Net investment income (loss)	1.04%	1.00%	1.33%	2.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$8,469	$5,340	$6,552	$5,666
Portfolio turnover rateJ	73%	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Europe and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$234,800,448
Gross unrealized depreciation	(44,145,250)
Net unrealized appreciation (depreciation)	$190,655,198
Tax Cost	$1,140,478,771

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,219,073
Net unrealized appreciation (depreciation) on securities and other investments	$190,590,859

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$15,639,334	$ 21,866,868

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $861,032,771 and $924,236,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$43,317	$2,453
Class M	.25%	.25%	37,584	–
Class C	.75%	.25%	91,185	9,823
			$172,086	$12,276

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,023
Class M	1,838
Class C(a)	454
$11,315

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,947.26
Class M	23,576.31
Class C	26,783.29
Europe	2,126,814.18
Class I	10,526.16
	$2,232,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,487,800.60%		$2,747

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,773 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $440,682. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $493,713 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,464.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$107,755	$174,443
Class M	18,342	23,347
Class C	–	38,160
Europe	11,539,715	15,664,870
Class I	62,056	80,861
Total	$11,727,868	$15,981,681
From net realized gain
Class A	$60,612	$94,260
Class M	25,396	39,080
Class C	–	47,778
Europe	3,806,294	5,676,211
Class I	19,164	27,858
Total	$3,911,466	$5,885,187

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	183,985	144,459	$7,204,193	$5,004,460
Reinvestment of distributions	4,870	7,044	160,602	257,822
Shares redeemed	(201,553)	(277,024)	(7,350,664)	(9,579,027)
Net increase (decrease)	(12,698)	(125,521)	$14,131	$(4,316,745)
Class M
Shares sold	58,824	18,157	$2,231,944	$629,088
Reinvestment of distributions	1,308	1,677	43,252	61,481
Shares redeemed	(55,679)	(76,071)	(2,027,896)	(2,635,140)
Net increase (decrease)	4,453	(56,237)	$247,300	$(1,944,571)
Class B
Shares sold	–	183	$–	$6,069
Shares redeemed	–	(14,607)	–	(499,471)
Net increase (decrease)	–	(14,424)	$–	$(493,402)
Class C
Shares sold	65,577	64,049	$2,522,918	$2,232,592
Reinvestment of distributions	–	2,232	–	81,438
Shares redeemed	(77,588)	(102,859)	(2,798,078)	(3,518,604)
Net increase (decrease)	(12,011)	(36,578)	$(275,160)	$(1,204,574)
Europe
Shares sold	6,873,387	2,489,815	$263,271,628	$86,835,858
Reinvestment of distributions	443,969	559,844	14,619,907	20,484,708
Shares redeemed	(6,861,890)	(9,143,028)	(254,648,472)	(318,516,566)
Net increase (decrease)	455,466	(6,093,369)	$23,243,063	$(211,196,000)
Class I
Shares sold	152,572	73,750	$5,796,106	$2,648,638
Reinvestment of distributions	2,369	2,803	78,022	102,586
Shares redeemed	(111,570)	(96,879)	(4,088,518)	(3,369,656)
Net increase (decrease)	43,371	(20,326)	$1,785,610	$(618,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Europe Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.34%
Actual		$1,000.00	$1,122.10	$7.17
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class M	1.66%
Actual		$1,000.00	$1,120.30	$8.87
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class C	2.13%
Actual		$1,000.00	$1,117.70	$11.37
Hypothetical-C		$1,000.00	$1,014.47	$10.82
Europe	1.02%
Actual		$1,000.00	$1,123.90	$5.46
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	1.00%
Actual		$1,000.00	$1,123.90	$5.35
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Europe Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Europe Fund
Class A	12/18/17	12/15/17	$0.329	$0.657
Class M	12/18/17	12/15/17	$0.227	$0.657
Class C	12/18/17	12/15/17	$0.099	$0.657
Europe	12/18/17	12/15/17	$0.410	$0.657
Class I	12/18/17	12/15/17	$0.433	$0.657

Class A, Class M, Class C, Europe, and Class I designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Europe Fund
Class A	12/19/16	$0.3993	$0.0493
Class M	12/19/16	$0.2663	$0.0493
Europe	12/19/16	$0.5573	$0.0493
Class I	12/19/16	$0.5833	$0.0493

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Europe Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in December 2013 and September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recentone-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Europe Fund

2016 Total Return % vs. Morningstar Europe Stock and MSCI Europe (Net MA):

75% beaten
Retail Class
Benchmark
Class C
25% beaten
2
0
-2
-4
-6
-8
1.1
-0.1
-5.6
-5.2
-6.7
1 Year
5
0
-5
-10
-15
-4.5
-8.6
-8.6
-12.3
3 Year
50
45
40
35
30
48.6
44.9
37.1
32.1
5 Year

% Beaten			
Retail Class	22%	51%	70%
Class A	19%	-	-
Class C	12%	-	-
Class I	23%	-	-
Class M	18%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEUF-ANN-1217
1.9585993.103

Fidelity Advisor® Japan Fund - Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017 Class A, Class M, Class C and Class I are classes of Fidelity® Japan Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.76%	9.80%	0.43%
Class M (incl. 3.50% sales charge)	16.03%	9.94%	0.45%
Class C (incl. contingent deferred sales charge)	18.94%	10.31%	0.54%
Class I	21.22%	11.48%	1.28%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$10,441	Fidelity Advisor® Japan Fund - Class A
$13,585	Tokyo Stock Price Index (TOPIX)

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Kirk Neureiter:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20% to 21%, topping the 19.70% advance of the benchmark Tokyo Stock Price Index. Versus the benchmark, stock selection in the industrials and consumer discretionary sectors particularly aided the fund, along with positioning in real estate. The top relative contributor was Sumco, a manufacturer of silicon wafers for the semiconductor and solar photovoltaic-cell industries. Demand from both traditional sources such as computer manufacturing and newer applications drove expanding wafer demand and firmer pricing. Other notable relative contributors included automaker Suzuki Motor, Shimadzu, which manufactures measuring equipment of various kinds, and SMC, a leading global manufacturer of pneumatic equipment. The fund's results also reflect a positive fair-value adjustment of 1.33 percentage points. Turning to detractors, stock picking in information technology, materials and consumer staples weighed on relative performance. At the stock level, a sizable overweighting in telephone-service provider KDDI was our biggest detractor. This stock, which is considered somewhat defensive, struggled this period, as investors generally preferred more-aggressive investments. Lastly, price-comparison website Kakaku disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	98.2%
United States of America*	1.1%
Hong Kong	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	97.8%
Hong Kong	1.0%
Cayman Islands	0.7%
United States of America*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	99.5
Short-Term Investments and Net Other Assets (Liabilities)	1.1	0.5

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
SoftBank Corp. (Wireless Telecommunication Services)	5.1	4.4
Sony Corp. (Household Durables)	4.1	3.7
Mitsubishi UFJ Financial Group, Inc. (Banks)	3.8	3.9
Hoya Corp. (Health Care Equipment & Supplies)	3.5	3.6
ORIX Corp. (Diversified Financial Services)	3.4	3.4
KDDI Corp. (Wireless Telecommunication Services)	3.2	3.7
Shimadzu Corp. (Electronic Equipment & Components)	2.7	2.5
East Japan Railway Co. (Road & Rail)	2.7	2.7
Nidec Corp. (Electrical Equipment)	2.5	2.0
Suzuki Motor Corp. (Automobiles)	2.5	2.2
	33.5

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	19.9
Industrials	18.2	17.0
Information Technology	14.9	14.6
Financials	11.3	12.7
Consumer Staples	8.8	10.0
Health Care	8.7	9.6
Materials	8.5	7.6
Telecommunication Services	8.3	8.1
Real Estate	0.7	0.0
Multi Sector	0.3	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.2%
Auto Components - 2.8%
Bridgestone Corp.	143,900	$6,874,160
DaikyoNishikawa Corp.	109,000	1,852,296
Sumitomo Electric Industries Ltd.	249,000	4,239,311
		12,965,767
Automobiles - 5.5%
Honda Motor Co. Ltd.	278,800	8,736,777
Subaru Corp.	145,900	5,040,715
Suzuki Motor Corp.	206,500	11,310,680
		25,088,172
Household Durables - 7.9%
Panasonic Corp.	399,400	6,030,686
Rinnai Corp.	38,600	3,307,341
Sekisui Chemical Co. Ltd.	123,500	2,492,763
Sekisui House Ltd.	121,100	2,264,385
Sony Corp.	445,200	18,624,805
Techtronic Industries Co. Ltd.	543,500	3,187,264
		35,907,244
Internet & Direct Marketing Retail - 0.3%
Start Today Co. Ltd.	55,600	1,522,864
Media - 1.5%
Dentsu, Inc.	89,500	3,828,270
LIFULL Co. Ltd.	388,900	2,988,468
		6,816,738
Specialty Retail - 1.2%
Nitori Holdings Co. Ltd.	18,600	2,703,163
USS Co. Ltd.	147,400	2,979,663
		5,682,826

TOTAL CONSUMER DISCRETIONARY		87,983,611

CONSUMER STAPLES - 8.8%
Food & Staples Retailing - 5.2%
Ain Holdings, Inc.	39,300	2,688,689
San-A Co. Ltd.	49,600	2,282,505
Seven & i Holdings Co. Ltd.	192,700	7,766,672
Sundrug Co. Ltd.	91,200	3,968,889
Tsuruha Holdings, Inc.	22,800	2,826,804
Welcia Holdings Co. Ltd.	112,300	4,262,034
		23,795,593
Food Products - 0.9%
Japan Meat Co. Ltd.	92,700	1,482,799
Morinaga & Co. Ltd.	46,300	2,630,293
		4,113,092
Personal Products - 1.9%
Kao Corp.	85,500	5,167,205
Kose Corp.	29,700	3,611,901
		8,779,106
Tobacco - 0.8%
Japan Tobacco, Inc.	106,100	3,511,931

TOTAL CONSUMER STAPLES		40,199,722

FINANCIALS - 11.3%
Banks - 4.7%
Mitsubishi UFJ Financial Group, Inc.	2,551,400	17,306,515
Shinsei Bank Ltd.	245,900	4,149,752
		21,456,267
Consumer Finance - 0.7%
AEON Financial Service Co. Ltd.	149,300	3,206,439
Diversified Financial Services - 3.4%
ORIX Corp.	912,300	15,685,734
Insurance - 2.5%
Sony Financial Holdings, Inc.	201,600	3,349,278
Tokio Marine Holdings, Inc.	187,900	8,099,848
		11,449,126

TOTAL FINANCIALS		51,797,566

HEALTH CARE - 8.7%
Biotechnology - 0.6%
PeptiDream, Inc. (a)(b)	88,600	2,811,604
Health Care Equipment & Supplies - 6.7%
Hoya Corp.	291,000	15,810,246
Nakanishi, Inc.	26,500	1,200,971
Olympus Corp.	259,300	9,649,765
Paramount Bed Holdings Co. Ltd.	88,800	3,916,005
		30,576,987
Health Care Providers & Services - 0.9%
Ship Healthcare Holdings, Inc.	140,300	4,387,447
Pharmaceuticals - 0.5%
Astellas Pharma, Inc.	167,600	2,230,564

TOTAL HEALTH CARE		40,006,602

INDUSTRIALS - 18.2%
Building Products - 2.6%
Daikin Industries Ltd.	64,500	7,127,951
Toto Ltd.	102,200	5,005,150
		12,133,101
Commercial Services & Supplies - 1.1%
Sohgo Security Services Co., Ltd.	102,100	4,918,966
Construction & Engineering - 1.0%
Toshiba Plant Systems & Services Corp.	252,800	4,360,646
Electrical Equipment - 4.0%
Mitsubishi Electric Corp.	406,200	6,951,506
Nidec Corp.	85,400	11,356,741
		18,308,247
Machinery - 3.2%
Komatsu Ltd.	78,800	2,574,851
Minebea Mitsumi, Inc.	245,400	4,498,947
SMC Corp.	20,400	7,804,233
		14,878,031
Professional Services - 1.4%
Benefit One, Inc.	158,600	3,046,928
Outsourcing, Inc. (b)	244,000	3,363,800
		6,410,728
Road & Rail - 2.7%
East Japan Railway Co.	127,300	12,345,505
Trading Companies & Distributors - 2.2%
Misumi Group, Inc.	276,800	7,583,642
Trusco Nakayama Corp.	92,600	2,369,186
		9,952,828

TOTAL INDUSTRIALS		83,308,052

INFORMATION TECHNOLOGY - 14.9%
Electronic Equipment & Components - 7.4%
Anritsu Corp.	132,600	1,248,575
Azbil Corp.	96,400	4,209,478
Iriso Electronics Co. Ltd.	36,200	2,041,761
Murata Manufacturing Co. Ltd.	26,500	4,164,793
Shimadzu Corp.	602,000	12,516,854
TDK Corp.	55,400	4,256,899
Topcon Corp.	248,400	5,252,063
		33,690,423
Internet Software & Services - 3.1%
DeNA Co. Ltd.	143,800	3,381,795
Kakaku.com, Inc.	344,900	4,735,831
SMS Co., Ltd.	83,700	2,521,415
Yahoo! Japan Corp.	742,400	3,319,166
		13,958,207
IT Services - 1.2%
Fujitsu Ltd.	316,000	2,462,429
IT Holdings Corp.	44,200	1,375,492
Otsuka Corp.	25,900	1,765,564
		5,603,485
Semiconductors & Semiconductor Equipment - 1.7%
Renesas Electronics Corp. (a)	167,600	2,166,916
Sumco Corp.	258,900	5,702,678
		7,869,594
Software - 1.5%
Nintendo Co. Ltd.	17,600	6,828,128

TOTAL INFORMATION TECHNOLOGY		67,949,837

MATERIALS - 8.5%
Chemicals - 8.5%
Daicel Chemical Industries Ltd.	208,300	2,600,754
Hitachi Chemical Co. Ltd.	134,900	3,846,784
JSR Corp.	245,000	4,749,293
Kansai Paint Co. Ltd.	172,100	4,423,476
Nissan Chemical Industries Co. Ltd.	79,200	2,954,118
Okamoto Industries, Inc.	131,000	1,425,335
Shin-Etsu Chemical Co. Ltd.	87,600	9,238,404
Sumitomo Chemical Co. Ltd.	602,000	4,230,766
Toray Industries, Inc.	524,000	5,303,742
		38,772,672
MULTI SECTOR - 0.3%
Insource Co. Ltd.	65,900	1,144,360
REAL ESTATE - 0.7%
Real Estate Management & Development - 0.7%
Investors Cloud Co. Ltd. (b)	50,800	3,097,948
TELECOMMUNICATION SERVICES - 8.3%
Wireless Telecommunication Services - 8.3%
KDDI Corp.	548,000	14,600,167
SoftBank Corp.	264,500	23,440,568
		38,040,735
TOTAL COMMON STOCKS
(Cost $339,896,835)		452,301,105

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10% (c)	1,860,046	1,860,418
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	7,156,005	7,156,720
TOTAL MONEY MARKET FUNDS
(Cost $9,017,646)		9,017,138
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $348,914,481)		461,318,243
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(3,969,451)
NET ASSETS - 100%		$457,348,792

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,784
Fidelity Securities Lending Cash Central Fund	169,053
Total	$181,837

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$87,983,611	$3,187,264	$84,796,347	$--
Consumer Staples	40,199,722	--	40,199,722	--
Financials	51,797,566	--	51,797,566	--
Health Care	40,006,602	--	40,006,602	--
Industrials	83,308,052	--	83,308,052	--
Information Technology	67,949,837	--	67,949,837	--
Materials	38,772,672	--	38,772,672	--
Multi Sector	1,144,360	--	1,144,360	--
Real Estate	3,097,948	--	3,097,948	--
Telecommunication Services	38,040,735	--	38,040,735	--
Money Market Funds	9,017,138	9,017,138	--	--
Total Investments in Securities:	$461,318,243	$12,204,402	$449,113,841	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$246,167,378
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,812,555) — See accompanying schedule: Unaffiliated issuers (cost $339,896,835)	$452,301,105
Fidelity Central Funds (cost $9,017,646)	9,017,138
Total Investment in Securities (cost $348,914,481)		$461,318,243
Receivable for investments sold		3,343,923
Receivable for fund shares sold		1,076,225
Dividends receivable		2,273,750
Distributions receivable from Fidelity Central Funds		26,993
Prepaid expenses		981
Other receivables		1,773
Total assets		468,041,888
Liabilities
Payable for investments purchased	$2,038,928
Payable for fund shares redeemed	1,127,324
Accrued management fee	196,004
Distribution and service plan fees payable	16,035
Other affiliated payables	85,458
Other payables and accrued expenses	74,042
Collateral on securities loaned	7,155,305
Total liabilities		10,693,096
Net Assets		$457,348,792
Net Assets consist of:
Paid in capital		$488,718,340
Undistributed net investment income		2,940,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(146,708,452)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		112,398,523
Net Assets		$457,348,792
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,154,766 ÷ 1,071,121 shares)		$15.08
Maximum offering price per share (100/94.25 of $15.08)		$16.00
Class M:
Net Asset Value and redemption price per share ($4,464,261 ÷ 296,345 shares)		$15.06
Maximum offering price per share (100/96.50 of $15.06)		$15.61
Class C:
Net Asset Value and offering price per share ($13,542,383 ÷ 907,765 shares)(a)		$14.92
Japan:
Net Asset Value, offering price and redemption price per share ($247,371,686 ÷ 16,352,921 shares)		$15.13
Class I:
Net Asset Value, offering price and redemption price per share ($175,815,696 ÷ 11,630,041 shares)		$15.12

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$7,060,926
Income from Fidelity Central Funds		181,837
Income before foreign taxes withheld		7,242,763
Less foreign taxes withheld		(702,113)
Total income		6,540,650
Expenses
Management fee
Basic fee	$2,913,164
Performance adjustment	(731,266)
Transfer agent fees	794,297
Distribution and service plan fees	204,631
Accounting and security lending fees	218,756
Custodian fees and expenses	41,805
Independent trustees' fees and expenses	1,670
Registration fees	73,226
Audit	79,089
Legal	1,052
Interest	617
Miscellaneous	3,234
Total expenses before reductions	3,600,275
Expense reductions	(14,814)	3,585,461
Net investment income (loss)		2,955,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,597,777
Fidelity Central Funds	1,313
Foreign currency transactions	(296,959)
Total net realized gain (loss)		11,302,131
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	67,682,350
Fidelity Central Funds	(911)
Assets and liabilities in foreign currencies	88,784
Total change in net unrealized appreciation (depreciation)		67,770,223
Net gain (loss)		79,072,354
Net increase (decrease) in net assets resulting from operations		$82,027,543

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,955,189	$3,375,493
Net realized gain (loss)	11,302,131	(19,947,501)
Change in net unrealized appreciation (depreciation)	67,770,223	35,358,570
Net increase (decrease) in net assets resulting from operations	82,027,543	18,786,562
Distributions to shareholders from net investment income	(3,369,067)	(3,027,093)
Distributions to shareholders from net realized gain	(1,060,540)	(270,338)
Total distributions	(4,429,607)	(3,297,431)
Share transactions - net increase (decrease)	(23,430,665)	(159,708,771)
Redemption fees	33,312	43,507
Total increase (decrease) in net assets	54,200,583	(144,176,133)
Net Assets
Beginning of period	403,148,209	547,324,342
End of period	$457,348,792	$403,148,209
Other Information
Undistributed net investment income end of period	$2,940,381	$3,364,219

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$11.87	$11.65	$12.00	$9.30
Income from Investment Operations
Net investment income (loss)A	.06	.06	.04	.05	.08
Net realized and unrealized gain (loss)	2.52	.72	.23	(.31)	2.80
Total from investment operations	2.58	.78	.27	(.26)	2.88
Distributions from net investment income	(.06)	(.05)	(.05)	(.08)	(.11)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.09)	(.06)	(.05)	(.09)	(.19)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$15.08	$12.59	$11.87	$11.65	$12.00
Total ReturnC,D	20.70%	6.56%	2.31%	(2.18)%	31.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.08%	1.10%	1.23%	1.26%
Expenses net of fee waivers, if any	1.11%	1.08%	1.10%	1.23%	1.26%
Expenses net of all reductions	1.11%	1.08%	1.09%	1.23%	1.25%
Net investment income (loss)	.45%	.51%	.37%	.41%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$16,155	$23,910	$23,918	$21,352	$20,520
Portfolio turnover rateG	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$11.85	$11.62	$11.96	$9.28
Income from Investment Operations
Net investment income (loss)A	.01	.02	–B	.01	.05
Net realized and unrealized gain (loss)	2.52	.71	.23	(.30)	2.78
Total from investment operations	2.53	.73	.23	(.29)	2.83
Distributions from net investment income	(.01)	–B	–	(.04)	(.08)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.04)	(.01)	–	(.05)	(.16)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$15.06	$12.57	$11.85	$11.62	$11.96
Total ReturnC,D	20.24%	6.15%	1.98%	(2.42)%	31.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.44%	1.43%	1.54%	1.55%
Expenses net of fee waivers, if any	1.46%	1.44%	1.43%	1.54%	1.55%
Expenses net of all reductions	1.46%	1.44%	1.42%	1.54%	1.53%
Net investment income (loss)	.10%	.16%	.04%	.10%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,464	$4,193	$4,809	$4,104	$5,357
Portfolio turnover rateG	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.44	$11.77	$11.58	$11.96	$9.25
Income from Investment Operations
Net investment income (loss)A	(.03)	(.02)	(.04)	(.03)	–B
Net realized and unrealized gain (loss)	2.51	.69	.23	(.32)	2.79
Total from investment operations	2.48	.67	.19	(.35)	2.79
Distributions from net investment income	–	–	–	(.03)	(.01)
Distributions from net realized gain	–	–	–	(.01)	(.08)
Total distributions	–	–	–	(.03)C	(.09)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$14.92	$12.44	$11.77	$11.58	$11.96
Total ReturnD,E	19.94%	5.69%	1.64%	(2.90)%	30.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.81%	1.81%	1.93%	1.97%
Expenses net of fee waivers, if any	1.81%	1.81%	1.81%	1.93%	1.97%
Expenses net of all reductions	1.81%	1.81%	1.80%	1.93%	1.95%
Net investment income (loss)	(.25)%	(.21)%	(.34)%	(.29)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$13,542	$15,077	$18,491	$13,162	$11,824
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$11.91	$11.69	$12.03	$9.34
Income from Investment Operations
Net investment income (loss)A	.10	.09	.08	.09	.12
Net realized and unrealized gain (loss)	2.54	.72	.23	(.32)	2.79
Total from investment operations	2.64	.81	.31	(.23)	2.91
Distributions from net investment income	(.11)	(.07)	(.09)	(.11)	(.15)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.15)B	(.08)	(.09)	(.11)C	(.23)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$15.13	$12.64	$11.91	$11.69	$12.03
Total ReturnE	21.13%	6.80%	2.66%	(1.90)%	31.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.78%	.80%	.90%	.93%
Expenses net of fee waivers, if any	.82%	.78%	.80%	.90%	.93%
Expenses net of all reductions	.82%	.78%	.79%	.90%	.91%
Net investment income (loss)	.74%	.81%	.67%	.74%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$247,372	$352,936	$485,803	$415,612	$480,773
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.62	$11.89	$11.67	$12.02	$9.33
Income from Investment Operations
Net investment income (loss)A	.11	.10	.08	.09	.13
Net realized and unrealized gain (loss)	2.53	.70	.23	(.32)	2.78
Total from investment operations	2.64	.80	.31	(.23)	2.91
Distributions from net investment income	(.11)	(.07)	(.09)	(.12)	(.15)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.14)	(.07)B	(.09)	(.12)C	(.23)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$15.12	$12.62	$11.89	$11.67	$12.02
Total ReturnE	21.22%	6.77%	2.72%	(1.90)%	32.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.80%	.89%	.90%
Expenses net of fee waivers, if any	.76%	.77%	.80%	.89%	.90%
Expenses net of all reductions	.76%	.76%	.79%	.89%	.88%
Net investment income (loss)	.80%	.83%	.67%	.76%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$175,816	$7,032	$13,957	$20,253	$20,033
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Japan and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,513,795
Gross unrealized depreciation	(9,678,199)
Net unrealized appreciation (depreciation)	$106,835,596
Tax Cost	$354,482,647

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,808,926
Capital loss carryforward	$(141,997,898)
Net unrealized appreciation (depreciation) on securities and other investments	$106,819,605

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(26,887,863)
2019	(98,806,037)
Total with expiration	$(125,693,900)
No expiration
Short-term	(5,646,628)
Long-term	(10,657,370)
Total no expiration	(16,303,998)
Total capital loss carryforward	$(141,997,898)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$4,429,607	$ 3,297,431

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $96,762,670 and $122,325,801, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$47,060	$1,787
Class M	.25%	.25%	21,035	125
Class C	.75%	.25%	136,536	12,586
			$204,631	$14,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,128
Class M	527
Class C(a)	1,873
$13,528

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,772.24
Class M	14,260.34
Class C	26,437.19
Japan	574,549.20
Class I	134,279.14
	$794,297

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $33 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,094,750	1.09%	$617

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,329 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $169,053. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,247 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,567.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$104,209	$121,415
Class M	3,257	822
Japan	3,209,793	2,828,514
Class I	51,808	76,342
Total	$3,369,067	$3,027,093
From net realized gain
Class A	$59,052	$14,867
Class M	11,074	2,466
Japan	974,401	245,958
Class I	16,013	7,047
Total	$1,060,540	$270,338

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	261,996	813,081	$3,537,670	$9,592,333
Reinvestment of distributions	12,680	10,746	155,198	128,096
Shares redeemed	(1,102,972)	(938,856)	(14,608,137)	(10,914,042)
Net increase (decrease)	(828,296)	(115,029)	$(10,915,269)	$(1,193,613)
Class M
Shares sold	34,522	36,363	$446,496	$424,255
Reinvestment of distributions	1,137	269	13,940	3,216
Shares redeemed	(72,947)	(108,870)	(961,323)	(1,266,529)
Net increase (decrease)	(37,288)	(72,238)	$(500,887)	$(839,058)
Class B
Shares sold	–	1,967	$–	$21,930
Shares redeemed	–	(31,378)	–	(356,692)
Net increase (decrease)	–	(29,411)	$–	$(334,762)
Class C
Shares sold	75,525	261,804	$955,948	$3,054,392
Shares redeemed	(379,339)	(621,443)	(4,904,728)	(7,129,408)
Net increase (decrease)	(303,814)	(359,639)	$(3,948,780)	$(4,075,016)
Japan
Shares sold	5,531,120	4,048,778	$70,265,364	$48,328,822
Reinvestment of distributions	332,957	251,274	4,075,396	3,000,214
Shares redeemed	(17,427,207)	(17,176,238)	(225,423,617)	(197,588,759)
Net increase (decrease)	(11,563,130)	(12,876,186)	$(151,082,857)	$(146,259,723)
Class I
Shares sold	12,120,647	323,014	$156,870,865	$3,826,994
Reinvestment of distributions	4,957	6,575	60,627	78,372
Shares redeemed	(1,052,603)	(946,812)	(13,914,364)	(10,911,965)
Net increase (decrease)	11,073,001	(617,223)	$143,017,128	$(7,006,599)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers International II Fund were the owners of record of approximately 11% and 25%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Japan Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.14%
Actual		$1,000.00	$1,152.90	$6.19
Hypothetical-C		$1,000.00	$1,019.46	$5.80
Class M	1.48%
Actual		$1,000.00	$1,150.50	$8.02
Hypothetical-C		$1,000.00	$1,017.74	$7.53
Class C	1.83%
Actual		$1,000.00	$1,149.50	$9.91
Hypothetical-C		$1,000.00	$1,015.98	$9.30
Japan	.85%
Actual		$1,000.00	$1,155.00	$4.62
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Class I	.78%
Actual		$1,000.00	$1,155.10	$4.24
Hypothetical-C		$1,000.00	$1,021.27	$3.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Japan Fund
Class A	12/11/17	12/08/17	$0.078	$0.035
Class M	12/11/17	12/08/17	$0.047	$0.035
Class C	12/11/17	12/08/17	$0.003	$0.035
Japan	12/11/17	12/08/17	$0.107	$0.035
Class I	12/11/17	12/08/17	$0.135	$0.035

Class A, Class M, Japan, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Japan Fund
Class A	12/12/16	$0.1187	$0.0247
Class M	12/12/16	$0.0687	$0.0247
Japan	12/12/16	$0.1707	$0.0247
Class I	12/12/16	$0.1687	$0.0247

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Japan Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AJPNA-ANN-1217
1.917389.106

Fidelity Advisor® Latin America Fund -

Class A, Class M (formerly Class T), Class C and Class I

Annual Report

October 31, 2017

Class A, Class M, Class C and Class I are classes of Fidelity® Latin America Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.02%	(6.05)%	(5.16)%
Class M (incl. 3.50% sales charge)	9.28%	(5.86)%	(5.11)%
Class C (incl. contingent deferred sales charge)	11.71%	(5.64)%	(5.10)%
Class I	13.94%	(4.60)%	(4.36)%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010, are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$5,890	Fidelity Advisor® Latin America Fund - Class A
$8,182	MSCI EM (Emerging Markets) Latin America Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Will Pruett:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 13% to 14%, ahead of the 10.50% return of the benchmark MSCI Emerging Markets Latin America Index. Versus the benchmark, stock selection in Brazil helped most. Here, for-profit education company Estacio Participacoes contributed more than any other individual holding. Brazil's regulators in June blocked a planned takeover of the company by Kroton Educacional. Shares rallied significantly after the deal rejection, however, as by that time, Estacio had made significant progress increasing its profit margins. Smiles (provider of frequent-flyer programs), CVC Brasil Operadora (tourism services) and Alpargatas (apparel maker best known for its Havaianas® flip-flops) also did well. Further, non-benchmark exposure to stocks of companies in Panama proved helpful this period. Conversely, stock picking in Mexico significantly detracted, while positioning in Chile and the fund’s stake in cash hurt to a much lesser extent. By individual stock, our stake in Mexico-based Gentera hurt most. The firm, which provides working-capital loans for women's groups, struggled amid increased competition and failed cross-selling efforts. Underweighting Brazil-based Vale, the world’s largest producer of nickel and iron ore, also detracted, as its shares rose 46% this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Brazil	65.0%
Mexico	17.6%
Panama	4.5%
Bermuda	3.7%
United States of America*	3.1%
Spain	2.0%
United Kingdom	1.8%
Luxembourg	1.3%
Chile	1.0%

 * Amount is stated in United States dollars unless otherwise noted.

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Brazil	61.9%
Mexico	20.3%
Bermuda	4.6%
Panama	4.5%
United States of America*	2.8%
United Kingdom	1.8%
Spain	1.4%
Chile	0.9%
Peru	0.9%
Other	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Holding SA (Brazil, Banks)	8.9	10.4
Itausa-Investimentos Itau SA (Brazil, Banks)	8.2	7.4
Estacio Participacoes SA (Brazil, Diversified Consumer Services)	5.0	2.6
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.9	4.5
Kroton Educacional SA (Brazil, Diversified Consumer Services)	3.8	3.5
Credicorp Ltd. (United States) (Bermuda, Banks)	3.7	3.2
Smiles Fidelidade SA (Brazil, Media)	3.5	3.9
Banco do Brasil SA (Brazil, Banks)	3.4	0.0
Qualicorp SA (Brazil, Health Care Providers & Services)	3.1	2.7
Copa Holdings SA Class A (Panama, Airlines)	2.8	3.0
	47.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.8	37.5
Consumer Discretionary	22.4	18.5
Industrials	13.7	12.8
Health Care	7.6	8.6
Energy	4.9	4.5
Consumer Staples	4.7	4.2
Materials	2.7	4.0
Utilities	1.6	2.0
Information Technology	0.0	5.3
Real Estate	0.0	1.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2017, 28.7% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 73.0%
	Shares	Value
Bermuda - 3.7%
Credicorp Ltd. (United States)	111,536	$23,360,100
Brazil - 39.6%
Alliar Medicos a Frente SA	275,047	1,374,688
Azul SA sponsored ADR	374,025	9,459,092
Banco do Brasil SA	2,042,295	21,501,128
BTG Pactual Participations Ltd. unit	1,105,440	7,437,635
CVC Brasil Operadora e Agencia de Viagens SA	995,594	13,147,575
Equatorial Energia SA	554,904	10,347,307
Estacio Participacoes SA	3,528,564	31,636,592
Grendene SA	1,250,608	10,516,989
Instituto Hermes Pardini SA	856,221	8,074,594
IRB Brasil Resseguros SA	1,136,157	11,395,259
Kroton Educacional SA	4,457,759	24,514,745
Localiza Rent A Car SA	704,103	12,455,733
Movida Participacoes SA	2,782,168	6,973,918
Multiplus SA	493,667	5,734,523
Qualicorp SA	1,853,685	19,832,781
Rumo SA	4,035,286	15,665,984
Ser Educacional SA	1,294,805	12,210,661
Ser Educacional SA (a)	146,192	1,385,367
Smiles Fidelidade SA	860,158	22,481,432
Vale SA	586,218	5,752,330

TOTAL BRAZIL		251,898,333

Chile - 1.0%
Vina San Pedro SA	574,573,084	6,409,724
Luxembourg - 1.3%
Biotoscana Investments SA unit	1,139,155	8,183,335
Mexico - 17.6%
Banco del Bajio SA	5,177,980	9,382,713
Compartamos S.A.B. de CV (b)	11,298,152	11,444,449
Credito Real S.A.B. de CV	8,463,691	13,570,689
Genomma Lab Internacional SA de CV (a)	9,284,060	10,832,836
Gruma S.A.B. de CV Series B	893,007	11,697,464
Grupo Aeroportuario Norte S.A.B. de CV	1,553,478	7,838,797
Grupo Cementos de Chihuahua S.A.B. de CV	1,735,190	8,287,785
Grupo Mexico SA de CV Series B	988,195	3,213,274
Promotora y Operadora de Infraestructura S.A.B. de CV	2,191,429	16,482,797
Qualitas Controladora S.A.B. de CV	5,446,845	9,014,743
Unifin Financiera SAPI de CV	2,918,439	9,937,314

TOTAL MEXICO		111,702,861

Panama - 4.5%
Copa Holdings SA Class A	142,007	17,493,842
Intergroup Financial Services Corp.	281,654	10,984,506

TOTAL PANAMA		28,478,348

Spain - 2.0%
Prosegur Cash SA	3,826,632	12,480,866
United Kingdom - 1.8%
British American Tobacco PLC (United Kingdom)	179,360	11,588,419
United States of America - 1.5%
First Cash Financial Services, Inc.	155,234	9,911,691
TOTAL COMMON STOCKS
(Cost $347,397,390)		464,013,677

Nonconvertible Preferred Stocks - 25.4%
Brazil - 25.4%
Alpargatas SA (PN)	2,276,422	12,038,670
Banco ABC Brasil SA	1,773,365	9,730,658
Itau Unibanco Holding SA	4,377,873	56,274,127
Itausa-Investimentos Itau SA (PN)	16,143,178	51,716,598
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	6,099,786	31,269,957
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $88,150,303)		161,030,010

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.10% (c)	7,334,350	7,335,817
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	928,302	928,395
TOTAL MONEY MARKET FUNDS
(Cost $8,264,212)		8,264,212
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $443,811,905)		633,307,899
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,088,124
NET ASSETS - 100%		$635,396,023

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,319
Fidelity Securities Lending Cash Central Fund	28,012
Total	$70,331

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$143,049,267	$143,049,267	$--	$--
Consumer Staples	29,695,607	18,107,188	11,588,419	--
Energy	31,269,957	31,269,957	--	--
Financials	258,759,763	258,759,763	--	--
Health Care	48,298,234	48,298,234	--	--
Industrials	86,370,163	86,370,163	--	--
Materials	17,253,389	17,253,389	--	--
Utilities	10,347,307	10,347,307	--	--
Money Market Funds	8,264,212	8,264,212	--	--
Total Investments in Securities:	$633,307,899	$621,719,480	$11,588,419	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $856,501) — See accompanying schedule: Unaffiliated issuers (cost $435,547,693)	$625,043,687
Fidelity Central Funds (cost $8,264,212)	8,264,212
Total Investment in Securities (cost $443,811,905)		$633,307,899
Receivable for investments sold		5,406,649
Receivable for fund shares sold		797,212
Dividends receivable		244,955
Distributions receivable from Fidelity Central Funds		3,852
Prepaid expenses		1,356
Other receivables		18,780
Total assets		639,780,703
Liabilities
Payable for investments purchased	$92,019
Payable for fund shares redeemed	2,656,282
Accrued management fee	389,601
Distribution and service plan fees payable	11,521
Other affiliated payables	159,903
Other payables and accrued expenses	147,260
Collateral on securities loaned	928,094
Total liabilities		4,384,680
Net Assets		$635,396,023
Net Assets consist of:
Paid in capital		$582,322,725
Undistributed net investment income		6,370,322
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(142,793,848)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,496,824
Net Assets		$635,396,023
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,801,488 ÷ 714,126 shares)		$24.93
Maximum offering price per share (100/94.25 of $24.93)		$26.45
Class M:
Net Asset Value and redemption price per share ($6,739,971 ÷ 270,076 shares)		$24.96
Maximum offering price per share (100/96.50 of $24.96)		$25.87
Class C:
Net Asset Value and offering price per share ($5,093,879 ÷ 202,791 shares)(a)		$25.12
Latin America:
Net Asset Value, offering price and redemption price per share ($597,160,834 ÷ 23,989,174 shares)		$24.89
Class I:
Net Asset Value, offering price and redemption price per share ($8,599,851 ÷ 345,686 shares)		$24.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$18,985,735
Non-Cash dividends		1,382,861
Income from Fidelity Central Funds		70,331
Income before foreign taxes withheld		20,438,927
Less foreign taxes withheld		(1,108,335)
Total income		19,330,592
Expenses
Management fee	$4,090,796
Transfer agent fees	1,547,021
Distribution and service plan fees	130,458
Accounting and security lending fees	296,244
Custodian fees and expenses	337,237
Independent trustees' fees and expenses	2,431
Registration fees	87,848
Audit	77,905
Legal	1,981
Miscellaneous	4,898
Total expenses before reductions	6,576,819
Expense reductions	(7,880)	6,568,939
Net investment income (loss)		12,761,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,787,186
Fidelity Central Funds	1,938
Foreign currency transactions	(463,569)
Total net realized gain (loss)		32,325,555
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,738,398
Fidelity Central Funds	(2,801)
Assets and liabilities in foreign currencies	(17,316)
Total change in net unrealized appreciation (depreciation)		24,718,281
Net gain (loss)		57,043,836
Net increase (decrease) in net assets resulting from operations		$69,805,489

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,761,653	$12,329,425
Net realized gain (loss)	32,325,555	(87,982,612)
Change in net unrealized appreciation (depreciation)	24,718,281	203,562,799
Net increase (decrease) in net assets resulting from operations	69,805,489	127,909,612
Distributions to shareholders from net investment income	(12,697,307)	(10,264,003)
Share transactions - net increase (decrease)	(55,405,622)	5,109,952
Redemption fees	272,096	103,536
Total increase (decrease) in net assets	1,974,656	122,859,097
Net Assets
Beginning of period	633,421,367	510,562,270
End of period	$635,396,023	$633,421,367
Other Information
Undistributed net investment income end of period	$6,370,322	$7,710,475

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.45	$18.09	$30.31	$40.71	$48.95
Income from Investment Operations
Net investment income (loss)A	.42	.40	.28	.49	.72
Net realized and unrealized gain (loss)	2.48	4.27	(10.11)	(4.08)	(4.73)
Total from investment operations	2.90	4.67	(9.83)	(3.59)	(4.01)
Distributions from net investment income	(.43)	(.31)	(.31)	(.57)	(.79)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.43)	(.31)	(2.39)	(6.82)	(4.24)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.93	$22.45	$18.09	$30.31	$40.71
Total ReturnC,D	13.55%	26.29%	(34.60)%	(9.06)%	(8.93)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.39%	1.40%	1.40%	1.38%	1.37%
Expenses net of fee waivers, if any	1.39%	1.40%	1.40%	1.38%	1.37%
Expenses net of all reductions	1.38%	1.39%	1.39%	1.38%	1.35%
Net investment income (loss)	1.90%	2.14%	1.26%	1.52%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$17,801	$19,115	$16,424	$34,898	$48,464
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.47	$18.11	$30.33	$40.68	$48.88
Income from Investment Operations
Net investment income (loss)A	.36	.35	.22	.40	.61
Net realized and unrealized gain (loss)	2.49	4.27	(10.13)	(4.08)	(4.74)
Total from investment operations	2.85	4.62	(9.91)	(3.68)	(4.13)
Distributions from net investment income	(.37)	(.26)	(.23)	(.43)	(.63)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.37)	(.26)	(2.31)	(6.68)	(4.08)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.96	$22.47	$18.11	$30.33	$40.68
Total ReturnC,D	13.24%	25.93%	(34.78)%	(9.30)%	(9.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.66%	1.68%	1.67%	1.65%	1.63%
Expenses net of fee waivers, if any	1.66%	1.68%	1.67%	1.65%	1.63%
Expenses net of all reductions	1.66%	1.68%	1.66%	1.65%	1.61%
Net investment income (loss)	1.62%	1.86%	.99%	1.25%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$6,740	$7,378	$5,284	$9,761	$12,705
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.61	$18.18	$30.37	$40.59	$48.73
Income from Investment Operations
Net investment income (loss)A	.26	.26	.11	.25	.40
Net realized and unrealized gain (loss)	2.52	4.30	(10.17)	(4.07)	(4.74)
Total from investment operations	2.78	4.56	(10.06)	(3.82)	(4.34)
Distributions from net investment income	(.28)	(.13)	(.05)	(.16)	(.36)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.28)	(.13)	(2.13)	(6.41)	(3.81)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$25.12	$22.61	$18.18	$30.37	$40.59
Total ReturnC,D	12.71%	25.31%	(35.08)%	(9.74)%	(9.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.15%	2.15%	2.13%	2.12%
Expenses net of fee waivers, if any	2.14%	2.14%	2.15%	2.13%	2.12%
Expenses net of all reductions	2.14%	2.14%	2.15%	2.13%	2.10%
Net investment income (loss)	1.15%	1.39%	.51%	.77%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$5,094	$6,590	$5,394	$11,349	$15,185
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.41	$18.08	$30.34	$40.80	$49.09
Income from Investment Operations
Net investment income (loss)A	.49	.45	.34	.59	.87
Net realized and unrealized gain (loss)	2.46	4.26	(10.11)	(4.10)	(4.74)
Total from investment operations	2.95	4.71	(9.77)	(3.51)	(3.87)
Distributions from net investment income	(.48)	(.38)	(.41)	(.71)	(.98)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.48)	(.38)	(2.49)	(6.96)	(4.43)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.89	$22.41	$18.08	$30.34	$40.80
Total ReturnC	13.87%	26.65%	(34.45)%	(8.79)%	(8.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.14%	1.13%	1.08%	1.04%
Expenses net of fee waivers, if any	1.09%	1.14%	1.12%	1.08%	1.04%
Expenses net of all reductions	1.09%	1.13%	1.12%	1.07%	1.03%
Net investment income (loss)	2.19%	2.40%	1.53%	1.83%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$597,161	$596,514	$481,005	$933,298	$1,324,748
Portfolio turnover rateF	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.40	$18.08	$30.35	$40.79	$49.07
Income from Investment Operations
Net investment income (loss)A	.51	.46	.36	.60	.87
Net realized and unrealized gain (loss)	2.45	4.26	(10.13)	(4.07)	(4.74)
Total from investment operations	2.96	4.72	(9.77)	(3.47)	(3.87)
Distributions from net investment income	(.49)	(.40)	(.42)	(.73)	(.97)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.49)	(.40)	(2.50)	(6.98)	(4.42)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.88	$22.40	$18.08	$30.35	$40.79
Total ReturnC	13.94%	26.77%	(34.42)%	(8.69)%	(8.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.07%	1.06%	1.04%	1.03%
Expenses net of fee waivers, if any	1.01%	1.07%	1.06%	1.04%	1.03%
Expenses net of all reductions	1.01%	1.06%	1.05%	1.04%	1.01%
Net investment income (loss)	2.27%	2.47%	1.60%	1.86%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$8,600	$3,825	$1,828	$4,531	$5,131
Portfolio turnover rateF	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Latin America and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$213,361,335
Gross unrealized depreciation	(24,935,404)
Net unrealized appreciation (depreciation)	$188,425,931
Tax Cost	$444,881,968

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,372,360
Capital loss carryforward	$(141,723,785)
Net unrealized appreciation (depreciation) on securities and other investments	$188,425,276

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(41,534,225)
Long-term	(100,189,560)
Total capital loss carryforward	$(141,723,785)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$12,697,307	$ 10,264,003

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $299,251,839 and $359,490,279, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$45,121	$–
Class M	.25%	.25%	32,465	–
Class C	.75%	.25%	52,872	2,455
			$130,458	$2,455

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,414
Class M	604
Class C(a)	669
$5,687

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$54,827.30
Class M	21,543.33
Class C	16,158.31
Latin America	1,444,808.26
Class I	9,685.18
	$1,547,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $726 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,850 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,012. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,260 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,580.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$361,857	$264,922
Class M	112,037	74,433
Class B	–	1,059
Class C	77,689	37,419
Latin America	12,063,200	9,833,214
Class I	82,524	52,956
Total	$12,697,307	$10,264,003

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	139,205	225,272	$3,031,500	$4,334,307
Reinvestment of distributions	18,202	14,810	345,275	256,538
Shares redeemed	(294,686)	(296,685)	(6,569,414)	(5,448,405)
Net increase (decrease)	(137,279)	(56,603)	$(3,192,639)	$(857,560)
Class M
Shares sold	33,689	88,506	$739,767	$1,738,665
Reinvestment of distributions	5,687	4,243	108,338	73,689
Shares redeemed	(97,619)	(56,211)	(2,073,277)	(1,058,502)
Net increase (decrease)	(58,243)	36,538	$(1,225,172)	$753,852
Class B
Shares sold	–	1	$–	$10
Reinvestment of distributions	–	59	–	1,009
Shares redeemed	–	(34,427)	–	(635,494)
Net increase (decrease)	–	(34,367)	$–	$(634,475)
Class C
Shares sold	20,475	75,193	$450,205	$1,418,728
Reinvestment of distributions	3,179	1,720	61,288	30,044
Shares redeemed	(112,274)	(82,272)	(2,414,306)	(1,513,384)
Net increase (decrease)	(88,620)	(5,359)	$(1,902,813)	$(64,612)
Latin America
Shares sold	5,339,360	5,528,011	$120,661,935	$106,883,642
Reinvestment of distributions	610,988	545,601	11,542,194	9,420,593
Shares redeemed	(8,575,067)	(6,058,036)	(185,420,867)	(111,613,300)
Net increase (decrease)	(2,624,719)	15,576	$(53,216,738)	$4,690,935
Class I
Shares sold	265,874	136,401	$6,186,180	$2,463,122
Reinvestment of distributions	3,896	2,787	73,478	48,070
Shares redeemed	(94,860)	(69,501)	(2,127,918)	(1,289,380)
Net increase (decrease)	174,910	69,687	$4,131,740	$1,221,812

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Latin America Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.38%
Actual		$1,000.00	$1,106.00	$7.33
Hypothetical-C		$1,000.00	$1,018.25	$7.02
Class M	1.65%
Actual		$1,000.00	$1,104.40	$8.75
Hypothetical-C		$1,000.00	$1,016.89	$8.39
Class C	2.13%
Actual		$1,000.00	$1,101.80	$11.28
Hypothetical-C		$1,000.00	$1,014.47	$10.82
Latin America	1.07%
Actual		$1,000.00	$1,107.20	$5.68
Hypothetical-C		$1,000.00	$1,019.81	$5.45
Class I	1.01%
Actual		$1,000.00	$1,107.70	$5.37
Hypothetical-C		$1,000.00	$1,020.11	$5.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Latin America and Class I designate 1% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 59% and 3%; Class M designates 70%, and 3%; Class C designates 97% and 3%; Latin America designates 52% and 3%, and Class I designates 51% and 3% of the dividends distributed in December 9, 2016 and December 29, 2016, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Latin America Fund
Class A	12/12/16	$0.3756	$0.0296
Class M	12/12/16	$0.3186	$0.0296
Class C	12/12/16	$0.2276	$0.0296
Latin America	12/12/16	$0.4246	$0.0296
Class I	12/12/16	$0.4356	$0.0296
Class A	12/30/16	$0.0800	$0.0000
Class M	12/30/16	$0.0800	$0.0000
Class C	12/30/16	$0.0800	$0.0000
Latin America	12/30/16	$0.0800	$0.0000
Class I	12/30/16	$0.0800	$0.0000

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Latin America Fund

The Board has discussed Fidelity Latin America Fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown. The Board noted that there were portfolio management changes for the fund in October 2015 and December 2015.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FALAA-ANN-1217
1.917418.107

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund

Fidelity® China Region Fund

Fidelity® Emerging Asia Fund

Fidelity® Emerging Markets Fund

Fidelity® Europe Fund

Fidelity® Japan Fund

Fidelity® Japan Smaller Companies Fund

Fidelity® Latin America Fund

Fidelity® Nordic Fund

Fidelity® Pacific Basin Fund

Annual Report

October 31, 2017

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	14.35%	4.11%	0.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Period Ending Values
$10,446	Fidelity® Canada Fund
$10,849	S&P/TSX Composite Index

Fidelity® Canada Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Risteard Hogan:  For the fiscal year ending October 31, 2017, the fund’s share classes (excluding sales charges, if applicable) gained about 13% to 14%, lagging the 15.90% return of the benchmark S&P/TSX Composite Index. My more conservative investment approach, which emphasizes companies with what I consider solid fundamentals and long-term growth prospects, held back the fund’s performance versus the benchmark. An overweighting in consumer staples, most notably a position in convenience-store operator Alimentation Couche-Tard, detracted most. Investors became increasingly concerned about Couche-Tard’s June 2016 acquisition of U.S.-based CST Brands and any potential synergies from that purchase. The fund’s most significant relative detractor, though, was untimely positioning in insurer Manulife Financial. I had chosen to emphasize competitor Sun Life Financial earlier in the period, which rose in valuation, but not as much as Manulife. I sold Sun Life in February to take profits and redeployed assets to build an overweighting in Manulife, believing in the firm's further potential upside. It turned out, though, that Manulife already delivered its strongest results for the period, and the fund had missed out. Conversely, stock picking in materials benefited our relative results, led by the fund’s top individual relative contributor: copper, nickel and zinc miner Lundin Mining, which was aided by strength in base-metal prices, especially copper.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Canada	95.3%
United States of America*	3.0%
Bailiwick of Jersey	0.7%
Ireland	0.5%
United Kingdom	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Canada	93.4%
United States of America*	3.3%
Bailiwick of Jersey	0.8%
United Kingdom	0.7%
Germany	0.6%
France	0.6%
Ireland	0.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.4	97.1
Short-Term Investments and Net Other Assets (Liabilities)	2.6	2.9

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
The Toronto-Dominion Bank (Banks)	9.7	8.9
Royal Bank of Canada (Banks)	9.7	9.9
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	6.2	5.9
Manulife Financial Corp. (Insurance)	4.1	3.6
Canadian Pacific Railway Ltd. (Road & Rail)	3.6	3.1
Rogers Communications, Inc. Class B (non-vtg.) (Wireless Telecommunication Services)	3.3	3.7
Canadian National Railway Co. (Road & Rail)	3.3	3.1
Agrium, Inc. (Chemicals)	3.1	2.5
TELUS Corp. (Diversified Telecommunication Services)	3.1	2.8
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.0	4.3
	49.1

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.9	31.0
Energy	18.7	19.6
Materials	12.7	13.0
Industrials	9.1	8.5
Consumer Staples	7.5	8.1
Telecommunication Services	6.4	6.5
Information Technology	4.7	4.6
Consumer Discretionary	3.5	3.6
Real Estate	0.8	0.9
Utilities	0.7	0.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Fidelity® Canada Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 3.5%
Diversified Consumer Services - 0.1%
Park Lawn Corp.	44,000	$678,707
Hotels, Restaurants & Leisure - 0.4%
Cara Operations Ltd.	222,000	4,544,624
Leisure Products - 0.4%
BRP, Inc.	157,000	5,276,738
Media - 1.9%
Cogeco Communications, Inc.	120,300	8,648,806
Corus Entertainment, Inc. Class B (non-vtg.)	351,400	3,260,412
Quebecor, Inc. Class B (sub. vtg.)	294,900	11,127,612
		23,036,830
Specialty Retail - 0.5%
AutoCanada, Inc. (a)	81,500	1,472,572
Sleep Country Canada Holdings, Inc.	155,600	4,615,776
		6,088,348
Textiles, Apparel & Luxury Goods - 0.2%
ERO Copper Corp.	779,000	3,091,605

TOTAL CONSUMER DISCRETIONARY		42,716,852

CONSUMER STAPLES - 7.5%
Food & Staples Retailing - 7.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	715,700	33,557,626
George Weston Ltd.	270,700	22,728,644
Jean Coutu Group, Inc. Class A (sub. vtg.)	395,700	7,508,516
Metro, Inc. Class A (sub. vtg.)	375,295	11,813,604
North West Co., Inc.	405,300	9,889,810
		85,498,200
Tobacco - 0.5%
Imperial Tobacco Group PLC	149,313	6,089,110

TOTAL CONSUMER STAPLES		91,587,310

ENERGY - 18.7%
Energy Equipment & Services - 1.3%
Canadian Energy Services & Technology Corp.	1,643,800	8,855,445
ShawCor Ltd. Class A	308,900	6,694,709
		15,550,154
Oil, Gas & Consumable Fuels - 17.4%
ARC Resources Ltd.	662,400	8,076,546
Canadian Natural Resources Ltd.	788,398	27,512,346
Cenovus Energy, Inc.	1,497,400	14,531,779
Enbridge, Inc.	957,000	36,778,591
Imperial Oil Ltd.	242,800	7,872,509
NuVista Energy Ltd. (b)	1,036,200	6,441,612
Peyto Exploration & Development Corp. (a)	397,800	5,426,928
PrairieSky Royalty Ltd. (a)	940,118	25,024,147
Raging River Exploration, Inc. (b)	932,200	5,498,831
Suncor Energy, Inc.	2,252,300	76,467,514
		213,630,803

TOTAL ENERGY		229,180,957

FINANCIALS - 32.9%
Banks - 21.6%
Bank of Nova Scotia	422,900	27,299,521
Royal Bank of Canada	1,514,700	118,430,966
The Toronto-Dominion Bank	2,096,700	119,193,848
		264,924,335
Capital Markets - 3.3%
Brookfield Asset Management, Inc. Class A	330,900	13,881,333
CI Financial Corp.	555,000	12,338,113
Fairfax India Holdings Corp. (b)	102,000	1,731,960
Gluskin Sheff + Associates, Inc.	104,900	1,312,368
TMX Group Ltd.	208,000	11,364,948
		40,628,722
Insurance - 8.0%
Intact Financial Corp.	196,425	16,055,357
Manulife Financial Corp.	2,499,400	50,255,357
Power Corp. of Canada (sub. vtg.)	1,230,200	31,544,079
		97,854,793

TOTAL FINANCIALS		403,407,850

HEALTH CARE - 0.4%
Biotechnology - 0.4%
Amgen, Inc.	31,500	5,519,430
INDUSTRIALS - 9.1%
Professional Services - 0.8%
Stantec, Inc.	339,000	9,685,714
Road & Rail - 7.5%
Canadian National Railway Co.	507,400	40,828,768
Canadian Pacific Railway Ltd.	250,500	43,432,168
TransForce, Inc.	320,600	7,738,535
		91,999,471
Trading Companies & Distributors - 0.8%
Toromont Industries Ltd.	216,700	9,552,538

TOTAL INDUSTRIALS		111,237,723

INFORMATION TECHNOLOGY - 4.7%
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (b)	468,000	24,867,375
Software - 2.7%
Constellation Software, Inc.	30,300	17,238,659
Open Text Corp.	457,528	15,998,053
		33,236,712

TOTAL INFORMATION TECHNOLOGY		58,104,087

MATERIALS - 12.7%
Chemicals - 3.4%
Agrium, Inc.	344,700	37,526,637
Methanex Corp.	73,300	3,572,104
		41,098,741
Construction Materials - 0.5%
CRH PLC	169,400	6,374,854
Containers & Packaging - 1.0%
CCL Industries, Inc. Class B	265,900	12,815,799
Metals & Mining - 7.0%
Agnico Eagle Mines Ltd. (Canada)	305,500	13,639,873
Barrick Gold Corp.	454,700	6,569,729
Detour Gold Corp. (b)	45,300	482,811
Franco-Nevada Corp.	274,500	21,813,611
Lundin Mining Corp.	1,739,600	13,268,478
Premier Gold Mines Ltd. (b)	1,631,800	4,338,481
Randgold Resources Ltd.	92,064	9,046,925
Torex Gold Resources, Inc. (b)	276,270	3,809,661
Wheaton Precious Metals Corp.	601,900	12,489,623
		85,459,192
Paper & Forest Products - 0.8%
Western Forest Products, Inc.	4,756,900	9,660,552

TOTAL MATERIALS		155,409,138

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Allied Properties (REIT)	308,500	9,885,583
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 3.1%
TELUS Corp.	1,034,300	37,456,396
Wireless Telecommunication Services - 3.3%
Rogers Communications, Inc. Class B (non-vtg.)	788,800	40,928,821

TOTAL TELECOMMUNICATION SERVICES		78,385,217

UTILITIES - 0.7%
Electric Utilities - 0.7%
Hydro One Ltd.	495,600	8,762,604
TOTAL COMMON STOCKS
(Cost $840,299,904)		1,194,196,751

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 1.10% (c)	28,350,091	28,355,761
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	21,558,076	21,560,232
TOTAL MONEY MARKET FUNDS
(Cost $49,915,993)		49,915,993
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $890,215,897)		1,244,112,744
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(18,879,072)
NET ASSETS - 100%		$1,225,233,672

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$246,412
Fidelity Securities Lending Cash Central Fund	641,086
Total	$887,498

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$42,716,852	$42,716,852	$--	$--
Consumer Staples	91,587,310	91,587,310	--	--
Energy	229,180,957	229,180,957	--	--
Financials	403,407,850	403,407,850	--	--
Health Care	5,519,430	5,519,430	--	--
Industrials	111,237,723	111,237,723	--	--
Information Technology	58,104,087	58,104,087	--	--
Materials	155,409,138	139,987,359	15,421,779	--
Real Estate	9,885,583	9,885,583	--	--
Telecommunication Services	78,385,217	78,385,217	--	--
Utilities	8,762,604	8,762,604	--	--
Money Market Funds	49,915,993	49,915,993	--	--
Total Investments in Securities:	$1,244,112,744	$1,228,690,965	$15,421,779	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Canada Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $20,327,440) — See accompanying schedule: Unaffiliated issuers (cost $840,299,904)	$1,194,196,751
Fidelity Central Funds (cost $49,915,993)	49,915,993
Total Investment in Securities (cost $890,215,897)		$1,244,112,744
Foreign currency held at value (cost $848,874)		848,874
Receivable for investments sold		3,078,869
Receivable for fund shares sold		1,453,857
Dividends receivable		1,432,929
Distributions receivable from Fidelity Central Funds		34,125
Prepaid expenses		2,971
Other receivables		18,556
Total assets		1,250,982,925
Liabilities
Payable for investments purchased	$602,941
Payable for fund shares redeemed	2,474,545
Accrued management fee	750,639
Distribution and service plan fees payable	25,849
Other affiliated payables	270,258
Other payables and accrued expenses	67,249
Collateral on securities loaned	21,557,772
Total liabilities		25,749,253
Net Assets		$1,225,233,672
Net Assets consist of:
Paid in capital		$855,795,706
Undistributed net investment income		13,463,474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,087,258
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		353,887,234
Net Assets		$1,225,233,672
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($37,556,754 ÷ 694,094 shares)		$54.11
Maximum offering price per share (100/94.25 of $54.11)		$57.41
Class M:
Net Asset Value and redemption price per share ($10,355,815 ÷ 192,605 shares)		$53.77
Maximum offering price per share (100/96.50 of $53.77)		$55.72
Class C:
Net Asset Value and offering price per share ($15,937,951 ÷ 302,330 shares)(a)		$52.72
Canada:
Net Asset Value, offering price and redemption price per share ($1,130,802,507 ÷ 20,783,469 shares)		$54.41
Class I:
Net Asset Value, offering price and redemption price per share ($30,580,645 ÷ 563,294 shares)		$54.29

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$34,811,602
Income from Fidelity Central Funds		887,498
Income before foreign taxes withheld		35,699,100
Less foreign taxes withheld		(5,108,976)
Total income		30,590,124
Expenses
Management fee
Basic fee	$9,178,955
Performance adjustment	698,108
Transfer agent fees	2,811,788
Distribution and service plan fees	328,967
Accounting and security lending fees	606,213
Custodian fees and expenses	21,527
Independent trustees' fees and expenses	5,317
Registration fees	78,523
Audit	77,648
Legal	4,549
Miscellaneous	11,407
Total expenses before reductions	13,823,002
Expense reductions	(52,679)	13,770,323
Net investment income (loss)		16,819,801
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,759,350
Fidelity Central Funds	6,750
Foreign currency transactions	172,359
Total net realized gain (loss)		52,938,459
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	106,010,225
Fidelity Central Funds	(8,858)
Assets and liabilities in foreign currencies	(5,883)
Total change in net unrealized appreciation (depreciation)		105,995,484
Net gain (loss)		158,933,943
Net increase (decrease) in net assets resulting from operations		$175,753,744

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,819,801	$17,076,194
Net realized gain (loss)	52,938,459	(32,588,329)
Change in net unrealized appreciation (depreciation)	105,995,484	98,530,458
Net increase (decrease) in net assets resulting from operations	175,753,744	83,018,323
Distributions to shareholders from net investment income	(16,443,381)	(17,462,078)
Distributions to shareholders from net realized gain	(5,168,976)	(1,771,774)
Total distributions	(21,612,357)	(19,233,852)
Share transactions - net increase (decrease)	(276,985,730)	(105,554,211)
Redemption fees	38,887	81,286
Total increase (decrease) in net assets	(122,805,456)	(41,688,454)
Net Assets
Beginning of period	1,348,039,128	1,389,727,582
End of period	$1,225,233,672	$1,348,039,128
Other Information
Undistributed net investment income end of period	$13,463,474	$13,430,443

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Canada Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.09	$45.25	$60.56	$57.31	$53.65
Income from Investment Operations
Net investment income (loss)A	.50	.48	.45	.47	.60
Net realized and unrealized gain (loss)	6.16	2.84	(8.04)	3.13	3.63
Total from investment operations	6.66	3.32	(7.59)	3.60	4.23
Distributions from net investment income	(.45)	(.42)	(.50)	(.03)	(.57)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.64)	(.48)	(7.72)	(.35)	(.57)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.11	$48.09	$45.25	$60.56	$57.31
Total ReturnC,D	13.98%	7.45%	(14.32)%	6.32%	7.98%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.48%	1.43%	1.29%	1.19%
Expenses net of fee waivers, if any	1.34%	1.48%	1.43%	1.29%	1.19%
Expenses net of all reductions	1.34%	1.48%	1.43%	1.29%	1.18%
Net investment income (loss)	.98%	1.06%	.90%	.79%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$37,557	$44,144	$58,286	$95,004	$116,661
Portfolio turnover rateG	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$47.82	$44.99	$60.22	$57.14	$53.48
Income from Investment Operations
Net investment income (loss)A	.35	.35	.29	.29	.45
Net realized and unrealized gain (loss)	6.13	2.83	(8.00)	3.11	3.63
Total from investment operations	6.48	3.18	(7.71)	3.40	4.08
Distributions from net investment income	(.34)	(.29)	(.30)	–	(.42)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.53)	(.35)	(7.52)	(.32)	(.42)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$53.77	$47.82	$44.99	$60.22	$57.14
Total ReturnC,D	13.64%	7.14%	(14.58)%	5.99%	7.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.63%	1.77%	1.75%	1.59%	1.47%
Expenses net of fee waivers, if any	1.63%	1.77%	1.75%	1.59%	1.47%
Expenses net of all reductions	1.63%	1.77%	1.75%	1.59%	1.46%
Net investment income (loss)	.69%	.78%	.58%	.48%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$10,356	$11,140	$12,820	$21,989	$23,751
Portfolio turnover rateG	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$46.87	$44.02	$59.04	$56.27	$52.61
Income from Investment Operations
Net investment income (loss)A	.13	.15	.07	.02	.20
Net realized and unrealized gain (loss)	6.01	2.78	(7.85)	3.07	3.58
Total from investment operations	6.14	2.93	(7.78)	3.09	3.78
Distributions from net investment income	(.11)	(.02)	(.02)	–	(.12)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.29)B	(.08)	(7.24)	(.32)	(.12)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$52.72	$46.87	$44.02	$59.04	$56.27
Total ReturnD,E	13.16%	6.67%	(14.96)%	5.53%	7.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.06%	2.21%	2.19%	2.03%	1.93%
Expenses net of fee waivers, if any	2.06%	2.21%	2.19%	2.03%	1.92%
Expenses net of all reductions	2.06%	2.21%	2.18%	2.03%	1.92%
Net investment income (loss)	.26%	.33%	.14%	.04%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$15,938	$18,489	$21,610	$38,749	$46,040
Portfolio turnover rateH	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.29 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.188 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.35	$45.55	$60.95	$57.72	$54.05
Income from Investment Operations
Net investment income (loss)A	.66	.62	.60	.66	.77
Net realized and unrealized gain (loss)	6.20	2.85	(8.09)	3.13	3.66
Total from investment operations	6.86	3.47	(7.49)	3.79	4.43
Distributions from net investment income	(.61)	(.61)	(.69)	(.24)	(.76)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.80)	(.67)	(7.91)	(.56)	(.76)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.41	$48.35	$45.55	$60.95	$57.72
Total ReturnC	14.35%	7.79%	(14.08)%	6.64%	8.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.17%	1.15%	.98%	.87%
Expenses net of fee waivers, if any	1.02%	1.17%	1.15%	.98%	.87%
Expenses net of all reductions	1.02%	1.17%	1.14%	.98%	.86%
Net investment income (loss)	1.30%	1.37%	1.18%	1.09%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$1,130,803	$1,233,050	$1,279,488	$2,057,843	$2,262,380
Portfolio turnover rateF	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Canada Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$48.28	$45.44	$60.80	$57.57	$53.91
Income from Investment Operations
Net investment income (loss)A	.67	.66	.61	.65	.78
Net realized and unrealized gain (loss)	6.19	2.83	(8.07)	3.12	3.64
Total from investment operations	6.86	3.49	(7.46)	3.77	4.42
Distributions from net investment income	(.66)	(.59)	(.68)	(.22)	(.76)
Distributions from net realized gain	(.19)	(.06)	(7.22)	(.32)	–
Total distributions	(.85)	(.65)	(7.90)	(.54)	(.76)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$54.29	$48.28	$45.44	$60.80	$57.57
Total ReturnC	14.38%	7.83%	(14.05)%	6.62%	8.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	1.14%	1.13%	1.00%	.86%
Expenses net of fee waivers, if any	.99%	1.13%	1.12%	1.00%	.86%
Expenses net of all reductions	.99%	1.13%	1.12%	1.00%	.85%
Net investment income (loss)	1.33%	1.41%	1.21%	1.08%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$30,581	$41,217	$14,846	$30,165	$30,831
Portfolio turnover rateF	26%	44%	24%	85%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Canada and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$367,425,210
Gross unrealized depreciation	(22,192,086)
Net unrealized appreciation (depreciation)	$345,233,124
Tax Cost	$898,879,620

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,133,560
Undistributed long-term capital gain	$5,081,189
Net unrealized appreciation (depreciation) on securities and other investments	$345,223,511

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$21,612,357	$ 17,462,078
Long-term Capital Gains	–	1,771,775
Total	$21,612,357	$ 19,233,853

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $338,726,398 and $612,426,009, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$100,799	$100
Class M	.25%	.25%	56,703	–
Class C	.75%	.25%	171,465	4,926
			$328,967	$5,026

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,994
Class M	1,681
Class C(a)	1,426
$7,101

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$112,117.28
Class M	36,358.32
Class C	43,158.25
Canada	2,538,563.21
Class I	81,592.19
	$2,811,788

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $135 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,281 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $641,086, including $5,377 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40,399 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,276.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$406,836	$482,934
Class M	78,661	79,315
Class C	39,905	8,502
Canada	15,352,959	16,735,044
Class I	565,020	156,283
Total	$16,443,381	$17,462,078
From net realized gain
Class A	$168,842	$69,321
Class M	43,752	16,639
Class B	–	3,460
Class C	71,450	28,339
Canada	4,723,987	1,638,014
Class I	160,945	16,001
Total	$5,168,976	$1,771,774

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	63,470	134,113	$3,161,163	$6,147,050
Reinvestment of distributions	10,631	11,425	525,595	496,287
Shares redeemed	(297,916)	(515,795)	(14,925,894)	(23,017,589)
Net increase (decrease)	(223,815)	(370,257)	$(11,239,136)	$(16,374,252)
Class M
Shares sold	24,195	23,059	$1,198,423	$1,036,279
Reinvestment of distributions	2,464	2,169	121,397	93,951
Shares redeemed	(67,009)	(77,250)	(3,403,775)	(3,322,138)
Net increase (decrease)	(40,350)	(52,022)	$(2,083,955)	$(2,191,908)
Class B
Shares sold	–	499	$–	$21,798
Reinvestment of distributions	–	68	–	2,895
Shares redeemed	–	(61,115)	–	(2,725,253)
Net increase (decrease)	–	(60,548)	$–	$(2,700,560)
Class C
Shares sold	25,680	41,578	$1,254,827	$1,834,681
Reinvestment of distributions	1,995	731	96,717	31,141
Shares redeemed	(119,795)	(138,754)	(5,862,219)	(5,980,751)
Net increase (decrease)	(92,120)	(96,445)	$(4,510,675)	$(4,114,929)
Canada
Shares sold	1,830,107	3,590,664	$91,494,332	$166,771,731
Reinvestment of distributions	381,896	388,588	18,930,598	16,926,879
Shares redeemed	(6,928,660)	(6,566,019)	(353,430,502)	(289,731,847)
Net increase (decrease)	(4,716,657)	(2,586,767)	$(243,005,572)	$(106,033,237)
Class I
Shares sold	249,628	807,708	$12,551,193	$37,813,282
Reinvestment of distributions	14,338	2,849	709,005	123,890
Shares redeemed	(554,299)	(283,652)	(29,406,590)	(12,076,497)
Net increase (decrease)	(290,333)	526,905	$(16,146,392)	$25,860,675

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® China Region Fund	36.10%	12.74%	4.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Period Ending Values
$15,337	Fidelity® China Region Fund
$13,447	MSCI Golden Dragon Index

Fidelity® China Region Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Robert Bao:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 35% to 36%, topping the 32.83% advance of the benchmark MSCI Golden Dragon Index. Versus the benchmark, positioning in the information technology, consumer discretionary and telecommunication services sectors added the most value. Regionally, underweighting Hong Kong and Taiwan, as well as favorable stock picks in those regions, contributed versus the index. Overweighting China also helped, although picks there detracted. At the stock level, the top relative contributor was wireless services provider China Mobile because this index component returned -6% and we didn’t own it. Several out-of-benchmark positions in China-based companies also were noteworthy contributors, including China Shanshui Cement Group – which I sold by period end – Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, and Kweichow Moutai, a maker of the grain-based spirit baijiu. Conversely, positioning in energy and industrials worked against us. China Oilfield Services, a Hong Kong-listed provider of drilling and other energy services, was the fund’s largest relative detractor, followed by non-benchmark positions in two Hong Kong-listed equities: casino operator Summit Ascent Holdings and Zhaojin Mining Industries, a gold-mining stock I bought this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Cayman Islands	37.8%
China	35.7%
Taiwan	15.3%
Hong Kong	6.6%
South Africa	1.5%
Bailiwick of Jersey	1.0%
British Virgin Islands	0.9%
United Kingdom	0.5%
United States of America*	0.4%
Other	0.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
China	39.7%
Cayman Islands	34.3%
Taiwan	15.2%
Hong Kong	4.7%
United States of America*	2.6%
Bailiwick of Jersey	1.2%
British Virgin Islands	1.0%
Bermuda	0.8%
United Kingdom	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	97.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4	2.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	11.1	9.2
Alibaba Group Holding Ltd. sponsored ADR (Internet Software & Services)	9.6	5.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	6.2	6.8
AIA Group Ltd. (Insurance)	2.8	0.0
NetEase, Inc. ADR (Internet Software & Services)	2.3	2.3
JD.com, Inc. sponsored ADR (Internet & Direct Marketing Retail)	2.3	3.2
China Construction Bank Corp. (H Shares) (Banks)	2.2	2.8
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (Insurance)	1.9	1.6
Kweichow Moutai Co. Ltd. (A Shares) (Beverages)	1.8	1.8
Wuliangye Yibin Co. Ltd. Class A (Beverages)	1.7	1.7
	41.9

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	46.3	37.5
Financials	12.9	10.7
Consumer Discretionary	12.3	14.0
Materials	6.2	7.9
Consumer Staples	5.5	5.9
Health Care	5.4	5.1
Industrials	5.3	7.1
Energy	3.3	5.1
Utilities	1.3	2.4
Real Estate	1.1	1.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® China Region Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.5%
Diversified Consumer Services - 1.9%
New Oriental Education & Technology Group, Inc. sponsored ADR	229,800	$19,128,552
ZTO Express (Cayman), Inc. sponsored ADR (a)	471,400	7,537,686
		26,666,238
Hotels, Restaurants & Leisure - 0.0%
Huangshan Tourism Development Co. Ltd.	14	21
Household Durables - 3.7%
Hangzhou Robam Appliances Co. Ltd. Class A	991,851	6,946,799
Midea Group Co. Ltd. Class A	2,123,600	16,323,321
Nien Made Enterprise Co. Ltd.	432,000	4,500,896
Sundart Holdings Ltd.	20,000,000	11,972,210
Techtronic Industries Co. Ltd.	1,913,500	11,221,399
		50,964,625
Internet & Direct Marketing Retail - 3.2%
Ctrip.com International Ltd. ADR (b)	99,400	4,760,266
JD.com, Inc. sponsored ADR (b)	834,000	31,291,680
Vipshop Holdings Ltd. ADR (b)	1,073,800	8,483,020
		44,534,966
Media - 1.5%
China Literature Ltd.	27,697	195,264
Naspers Ltd. Class N	81,500	19,858,014
		20,053,278
Specialty Retail - 0.4%
Chow Tai Fook Jewellery Group Ltd.	5,333,800	5,572,137
Textiles, Apparel & Luxury Goods - 0.8%
Shenzhou International Group Holdings Ltd.	1,191,000	10,167,483

TOTAL CONSUMER DISCRETIONARY		157,958,748

CONSUMER STAPLES - 5.5%
Beverages - 5.0%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,242,989	20,652,475
Kweichow Moutai Co. Ltd. (A Shares)	265,732	24,752,498
Wuliangye Yibin Co. Ltd. Class A	2,363,756	23,734,107
		69,139,080
Food & Staples Retailing - 0.5%
COFCO Meat Holdings Ltd. (a)	34,841,000	7,011,609

TOTAL CONSUMER STAPLES		76,150,689

ENERGY - 3.3%
Energy Equipment & Services - 1.2%
China Oilfield Services Ltd. (H Shares)	19,464,000	17,240,013
Oil, Gas & Consumable Fuels - 2.1%
CNOOC Ltd.	15,768,000	21,529,525
PetroChina Co. Ltd. (H Shares)	10,832,000	7,080,867
		28,610,392

TOTAL ENERGY		45,850,405

FINANCIALS - 12.9%
Banks - 3.9%
China Construction Bank Corp. (H Shares)	33,810,000	30,163,509
Industrial & Commercial Bank of China Ltd. (H Shares)	29,680,000	23,549,517
		53,713,026
Capital Markets - 1.2%
CITIC Securities Co. Ltd. (H Shares)	4,092,500	9,085,818
Shanghai International Airport Co. Ltd. ELS (UBS Warrant Programme) warrants 5/11/18 (c)	1,119,000	7,378,597
		16,464,415
Insurance - 7.8%
AIA Group Ltd.	5,240,400	39,430,292
China Life Insurance Co. Ltd. (H Shares)	5,682,000	18,837,550
China Pacific Insurance (Group) Co. Ltd. (H Shares)	4,724,600	23,285,676
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	3,041,500	26,705,816
		108,259,334

TOTAL FINANCIALS		178,436,775

HEALTH CARE - 5.4%
Health Care Providers & Services - 0.6%
China Resources Phoenix Health	5,764,000	7,565,739
Life Sciences Tools & Services - 0.4%
JHL Biotech, Inc. (b)	3,673,696	6,035,062
Pharmaceuticals - 4.4%
CSPC Pharmaceutical Group Ltd.	10,938,000	19,011,880
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	959,932	9,726,782
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	4,390,487	14,306,520
YiChang HEC ChangJiang Pharmaceutical Co. Ltd.	3,291,400	9,492,719
Yunnan Baiyao Group Co. Ltd.	559,400	8,839,243
		61,377,144

TOTAL HEALTH CARE		74,977,945

INDUSTRIALS - 5.3%
Commercial Services & Supplies - 0.7%
Focused Photonics Hangzhou, Inc.	1,856,652	9,424,715
Construction & Engineering - 3.2%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	18,319,000	10,590,239
China Communications Construction Co. Ltd. (H Shares)	12,960,000	15,731,946
China Energy Engineering Corp. Ltd.	22,208,000	3,928,403
China State Construction International Holdings Ltd.	9,632,250	13,532,117
		43,782,705
Machinery - 0.7%
Sany Heavy Industry Co. Ltd. Class A	7,886,277	9,746,563
Trading Companies & Distributors - 0.3%
Summit Ascent Holdings Ltd. (a)(b)	31,652,000	4,341,226
Transportation Infrastructure - 0.4%
Shanghai International Airport Co. Ltd. (A Shares)	938,890	6,190,966

TOTAL INDUSTRIALS		73,486,175

INFORMATION TECHNOLOGY - 46.3%
Communications Equipment - 1.5%
Hytera Communications Corp. Ltd. Class A	3,630,953	10,485,321
Nanfang Communication Holdings Ltd.	20,308,000	10,620,740
		21,106,061
Electronic Equipment & Components - 6.6%
AVIC Jonhon OptronicTechnology Co. Ltd.	2,918,766	16,347,096
Chroma ATE, Inc.	3,145,000	15,339,936
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	3,655,950	21,643,991
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,778,400	14,041,436
Largan Precision Co. Ltd.	101,000	19,152,399
Lens Technology Co. Ltd. Class A	1,006,855	5,047,250
		91,572,108
Internet Software & Services - 24.1%
58.com, Inc. ADR (b)	219,500	14,743,815
Alibaba Group Holding Ltd. sponsored ADR (b)	715,300	132,251,817
NetEase, Inc. ADR	113,600	32,026,112
Tencent Holdings Ltd.	3,405,300	153,051,574
Weibo Corp. sponsored ADR (a)(b)	9,970	923,721
		332,997,039
Semiconductors & Semiconductor Equipment - 12.7%
Advanced Semiconductor Engineering, Inc.	3,395,000	4,107,393
ASM Pacific Technology Ltd.	800,300	11,643,301
GlobalWafers Co. Ltd.	1,109,500	12,829,675
Himax Technologies, Inc. sponsored ADR	800,000	8,160,000
Nanya Technology Corp.	4,781,000	12,976,501
Silergy Corp.	457,000	9,871,491
Sino-American Silicon Products, Inc.	3,751,000	10,454,708
Taiwan Semiconductor Manufacturing Co. Ltd.	10,627,000	85,973,179
United Microelectronics Corp.	18,963,000	9,793,884
Win Semiconductors Corp.	1,130,000	9,242,319
		175,052,451
Software - 0.4%
China City Railway Transportation Technology Holdings Co. Ltd. (b)	47,212,000	5,386,044
Technology Hardware, Storage & Peripherals - 1.0%
ADLINK Technology, Inc.	3,682,844	8,407,315
Advantech Co. Ltd.	380,587	2,601,398
Axiomtek Co. Ltd.	1,142,000	1,955,246
		12,963,959

TOTAL INFORMATION TECHNOLOGY		639,077,662

MATERIALS - 6.2%
Construction Materials - 2.2%
BBMG Corp. (H Shares)	33,657,000	16,782,338
West China Cement Ltd. (b)	85,964,000	13,663,619
		30,445,957
Metals & Mining - 4.0%
Aluminum Corp. of China Ltd. (H Shares) (b)	9,772,000	7,848,802
Angang Steel Co. Ltd. (A Shares)	10,591,910	9,961,494
China Molybdenum Co. Ltd. (H Shares)	9,999,000	6,498,184
Jiangxi Copper Co. Ltd. (H Shares)	4,214,000	6,719,584
Maanshan Iron & Steel Ltd. (H Shares) (b)	13,230,000	6,206,809
Zhaojin Mining Industry Co. Ltd. (H Shares)	8,844,000	7,266,650
Zijin Mng Group Co. Ltd. (H Shares)	29,330,000	10,150,870
		54,652,393

TOTAL MATERIALS		85,098,350

REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
Beijing Capital Land Ltd. (H Shares)	27,000,000	14,535,853
UTILITIES - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
Canvest Environmental Protection Group Co. Ltd. (a)	16,700,000	9,311,790
Huaneng Renewables Corp. Ltd. (H Shares)	26,040,000	8,945,471
		18,257,261
TOTAL COMMON STOCKS
(Cost $1,009,134,734)		1,363,829,863

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.8%
Internet & Direct Marketing Retail - 0.8%
China Internet Plus Holdings Ltd. Series A-11 (b)(d)(e)
(Cost $6,268,244)	1,983,088	11,083,598

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 1.10% (f)	459	459
Fidelity Securities Lending Cash Central Fund 1.11% (f)(g)	9,105,834	9,106,745
TOTAL MONEY MARKET FUNDS
(Cost $9,106,839)		9,107,204
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $1,024,509,817)		1,384,020,665
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(3,111,325)
NET ASSETS - 100%		$1,380,909,340

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,378,597 or 0.5% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,083,598 or 0.8% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$6,268,244

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$336,570
Fidelity Securities Lending Cash Central Fund	548,850
Total	$885,420

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$169,042,346	$157,763,484	$195,264	$11,083,598
Consumer Staples	76,150,689	76,150,689	--	--
Energy	45,850,405	17,240,013	28,610,392	--
Financials	178,436,775	152,220,628	26,216,147	--
Health Care	74,977,945	74,977,945	--	--
Industrials	73,486,175	73,486,175	--	--
Information Technology	639,077,662	386,151,632	252,926,030	--
Materials	85,098,350	77,249,548	7,848,802	--
Real Estate	14,535,853	14,535,853	--	--
Utilities	18,257,261	18,257,261	--	--
Money Market Funds	9,107,204	9,107,204	--	--
Total Investments in Securities:	$1,384,020,665	$1,057,140,432	$315,796,635	$11,083,598

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$20,300,707

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$16,032,916
Net Realized Gain (Loss) on Investment Securities	3,052,744
Net Unrealized Gain (Loss) on Investment Securities	9,545,139
Cost of Purchases	--
Proceeds of Sales	(17,547,201)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$11,083,598
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2017	$3,427,490

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges.

See accompanying notes which are an integral part of the financial statements.

Fidelity® China Region Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $8,701,526) — See accompanying schedule: Unaffiliated issuers (cost $1,015,402,978)	$1,374,913,461
Fidelity Central Funds (cost $9,106,839)	9,107,204
Total Investment in Securities (cost $1,024,509,817)		$1,384,020,665
Foreign currency held at value (cost $23,922,292)		23,923,424
Receivable for investments sold		5,883,085
Receivable for fund shares sold		2,672,820
Dividends receivable		179,767
Distributions receivable from Fidelity Central Funds		64,682
Prepaid expenses		2,752
Other receivables		53,151
Total assets		1,416,800,346
Liabilities
Payable for investments purchased	$15,435,772
Payable for fund shares redeemed	2,330,785
Accrued management fee	783,710
Distribution and service plan fees payable	21,919
Notes payable to affiliates	7,685,000
Other affiliated payables	253,185
Other payables and accrued expenses	273,960
Collateral on securities loaned	9,106,675
Total liabilities		35,891,006
Net Assets		$1,380,909,340
Net Assets consist of:
Paid in capital		$1,156,699,278
Undistributed net investment income		5,536,153
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(140,834,140)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		359,508,049
Net Assets		$1,380,909,340
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($35,539,258 ÷ 1,038,411 shares)		$34.22
Maximum offering price per share (100/94.25 of $34.22)		$36.31
Class M:
Net Asset Value and redemption price per share ($9,763,388 ÷ 286,713 shares)		$34.05
Maximum offering price per share (100/96.50 of $34.05)		$35.28
Class C:
Net Asset Value and offering price per share ($12,951,739 ÷ 387,632 shares)(a)		$33.41
China Region:
Net Asset Value, offering price and redemption price per share ($1,294,775,077 ÷ 37,374,777 shares)		$34.64
Class I:
Net Asset Value, offering price and redemption price per share ($27,879,878 ÷ 810,109 shares)		$34.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$18,856,818
Income from Fidelity Central Funds		885,420
Income before foreign taxes withheld		19,742,238
Less foreign taxes withheld		(2,164,579)
Total income		17,577,659
Expenses
Management fee	$7,778,535
Transfer agent fees	2,228,475
Distribution and service plan fees	204,378
Accounting and security lending fees	518,363
Custodian fees and expenses	555,106
Independent trustees' fees and expenses	4,340
Registration fees	82,884
Audit	93,465
Legal	3,970
Interest	5,750
Miscellaneous	9,341
Total expenses before reductions	11,484,607
Expense reductions	(198,144)	11,286,463
Net investment income (loss)		6,291,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,436,133
Fidelity Central Funds	(2,989)
Foreign currency transactions	(117,423)
Total net realized gain (loss)		78,315,721
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	266,759,046
Fidelity Central Funds	(1,961)
Assets and liabilities in foreign currencies	(7,860)
Total change in net unrealized appreciation (depreciation)		266,749,225
Net gain (loss)		345,064,946
Net increase (decrease) in net assets resulting from operations		$351,356,142

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,291,196	$11,358,761
Net realized gain (loss)	78,315,721	(213,446,905)
Change in net unrealized appreciation (depreciation)	266,749,225	180,733,105
Net increase (decrease) in net assets resulting from operations	351,356,142	(21,355,039)
Distributions to shareholders from net investment income	(10,635,865)	(15,103,497)
Distributions to shareholders from net realized gain	(1,988,966)	(159,831,115)
Total distributions	(12,624,831)	(174,934,612)
Share transactions - net increase (decrease)	(22,198,615)	(83,319,865)
Redemption fees	258,175	164,633
Total increase (decrease) in net assets	316,790,871	(279,444,883)
Net Assets
Beginning of period	1,064,118,469	1,343,563,352
End of period	$1,380,909,340	$1,064,118,469
Other Information
Undistributed net investment income end of period	$5,536,153	$10,634,162

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity China Region Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.46	$29.34	$34.18	$35.56	$28.53
Income from Investment Operations
Net investment income (loss)A	.08	.18	.40B	.21	.30
Net realized and unrealized gain (loss)	8.90	(.20)	(.83)	2.01C	7.06
Total from investment operations	8.98	(.02)	(.43)	2.22	7.36
Distributions from net investment income	(.18)	(.27)	(.22)	(.30)	(.34)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.23)	(3.86)	(4.46)	(3.61)	(.34)
Redemption fees added to paid in capitalA	.01	–D	.05	.01	.01
Net asset value, end of period	$34.22	$25.46	$29.34	$34.18	$35.56
Total ReturnE,F	35.67%	(.13)%	(1.45)%	6.45%C	26.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.30%	1.33%	1.28%	1.35%	1.35%
Expenses net of fee waivers, if any	1.30%	1.33%	1.28%	1.35%	1.35%
Expenses net of all reductions	1.29%	1.32%	1.26%	1.35%	1.31%
Net investment income (loss)	.28%	.75%	1.26%B	.64%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$35,539	$22,937	$32,761	$21,728	$20,623
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.42%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.34	$29.18	$34.02	$35.40	$28.40
Income from Investment Operations
Net investment income (loss)A	(.02)	.10	.30B	.12	.21
Net realized and unrealized gain (loss)	8.88	(.22)	(.83)	1.99C	7.04
Total from investment operations	8.86	(.12)	(.53)	2.11	7.25
Distributions from net investment income	(.11)	(.13)	(.12)	(.19)	(.26)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.16)	(3.72)	(4.36)	(3.50)	(.26)
Redemption fees added to paid in capitalA	.01	–D	.05	.01	.01
Net asset value, end of period	$34.05	$25.34	$29.18	$34.02	$35.40
Total ReturnE,F	35.25%	(.50)%	(1.79)%	6.15%C	25.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.65%	1.67%	1.62%	1.65%	1.64%
Expenses net of fee waivers, if any	1.65%	1.67%	1.62%	1.65%	1.64%
Expenses net of all reductions	1.64%	1.67%	1.60%	1.65%	1.60%
Net investment income (loss)	(.07)%	.40%	.92%B	.35%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$9,763	$5,644	$6,409	$6,305	$5,965
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .51%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.12%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.82	$28.68	$33.56	$34.99	$28.07
Income from Investment Operations
Net investment income (loss)A	(.13)	–B	.15C	(.02)	.06
Net realized and unrealized gain (loss)	8.73	(.21)	(.80)	1.97D	6.97
Total from investment operations	8.60	(.21)	(.65)	1.95	7.03
Distributions from net investment income	–	(.06)	(.04)	(.08)	(.12)
Distributions from net realized gain	(.02)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.02)	(3.65)	(4.28)	(3.39)	(.12)
Redemption fees added to paid in capitalA	.01	–B	.05	.01	.01
Net asset value, end of period	$33.41	$24.82	$28.68	$33.56	$34.99
Total ReturnE,F	34.71%	(.88)%	(2.21)%	5.71%D	25.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%	2.07%	2.05%	2.07%	2.10%
Expenses net of fee waivers, if any	2.05%	2.07%	2.05%	2.07%	2.10%
Expenses net of all reductions	2.03%	2.06%	2.02%	2.07%	2.07%
Net investment income (loss)	(.46)%	.01%	.49%C	(.07)%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$12,952	$11,218	$14,355	$10,445	$6,957
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 D Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 5.68%.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.78	$29.66	$34.51	$35.83	$28.73
Income from Investment Operations
Net investment income (loss)A	.17	.26	.51B	.33	.41
Net realized and unrealized gain (loss)	9.00	(.21)	(.84)	2.03C	7.11
Total from investment operations	9.17	.05	(.33)	2.36	7.52
Distributions from net investment income	(.27)	(.35)	(.33)	(.38)	(.43)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.32)	(3.93)D	(4.57)	(3.69)	(.43)
Redemption fees added to paid in capitalA	.01	–E	.05	.01	.01
Net asset value, end of period	$34.64	$25.78	$29.66	$34.51	$35.83
Total ReturnF	36.10%	.15%	(1.14)%	6.83%C	26.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	1.02%	.99%	1.01%	1.02%
Expenses net of fee waivers, if any	1.00%	1.02%	.98%	1.01%	1.02%
Expenses net of all reductions	.99%	1.01%	.96%	1.01%	.98%
Net investment income (loss)	.58%	1.06%	1.55%B	.99%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,294,775	$1,004,985	$1,262,274	$1,352,761	$1,425,828
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.80%.

 D Total distributions of $3.93 per share is comprised of distributions from net investment income of $.345 and distributions from net realized gain of $3.588 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity China Region Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$25.62	$29.51	$34.39	$35.75	$28.68
Income from Investment Operations
Net investment income (loss)A	.16	.26	.51B	.34	.42
Net realized and unrealized gain (loss)	8.95	(.20)	(.84)	2.02C	7.10
Total from investment operations	9.11	.06	(.33)	2.36	7.52
Distributions from net investment income	(.28)	(.36)	(.36)	(.43)	(.46)
Distributions from net realized gain	(.05)	(3.59)	(4.24)	(3.31)	–
Total distributions	(.33)	(3.95)	(4.60)	(3.73)D	(.46)
Redemption fees added to paid in capitalA	.01	–E	.05	.01	.01
Net asset value, end of period	$34.41	$25.62	$29.51	$34.39	$35.75
Total ReturnF	36.11%	.16%	(1.14)%	6.87%C	26.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.00%	.97%	.98%	.97%
Expenses net of fee waivers, if any	1.01%	1.00%	.97%	.98%	.97%
Expenses net of all reductions	.99%	.99%	.95%	.98%	.93%
Net investment income (loss)	.57%	1.07%	1.57%B	1.01%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$27,880	$19,334	$26,961	$19,404	$10,206
Portfolio turnover rateI	68%	70%	151%	87%	92%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Amount includes a reimbursement from the adviser for an operations error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 6.84%.

 D Total distributions of $3.73 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $3.306 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, China Region and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$398,740,351
Gross unrealized depreciation	(40,859,652)
Net unrealized appreciation (depreciation)	$357,880,699
Tax Cost	$1,026,139,966

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,536,158
Capital loss carryforward	$(139,203,991)
Net unrealized appreciation (depreciation) on securities and other investments	$357,877,900

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(139,203,991)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$12,624,831	$ 15,103,497
Long-term Capital Gains	–	159,831,115
Total	$12,624,831	$ 174,934,612

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $781,020,865 and $742,128,259, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,901	$–
Class M	.25%	.25%	34,400	222
Class C	.75%	.25%	105,077	9,924
			$204,378	$10,146

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,444
Class M	1,704
Class C(a)	1,646
$14,794

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$64,503.25
Class M	24,020.35
Class C	25,645.24
China Region	2,069,254.20
Class I	45,053.20
	$2,228,475

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,282 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,007,182.73%		$5,376

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $78,874.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,476 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $548,850. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $4,033,333. The weighted average interest rate was 1.11%. The interest expense amounted to $374 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $189,439 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,705.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$157,254	$297,014
Class M	24,256	28,522
Class C	–	29,301
China Region	10,242,046	14,431,516
Class I	212,309	317,144
Total	$10,635,865	$15,103,497
From net realized gain
Class A	$43,202	$3,946,989
Class M	10,926	763,704
Class B	–	93,006
Class C	7,384	1,752,229
China Region	1,889,677	150,087,760
Class I	37,777	3,187,427
Total	$1,988,966	$159,831,115

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	484,746	240,368	$14,218,284	$5,824,186
Reinvestment of distributions	7,951	162,605	195,750	4,157,811
Shares redeemed	(355,316)	(618,365)	(9,896,035)	(14,282,494)
Net increase (decrease)	137,381	(215,392)	$4,517,999	$(4,300,497)
Class M
Shares sold	114,104	43,307	$3,376,139	$1,037,492
Reinvestment of distributions	1,419	30,599	34,859	781,504
Shares redeemed	(51,513)	(70,825)	(1,446,359)	(1,686,295)
Net increase (decrease)	64,010	3,081	$1,964,639	$132,701
Class B
Shares sold	–	30	$–	$648
Reinvestment of distributions	–	3,443	–	87,630
Shares redeemed	–	(31,204)	–	(704,876)
Net increase (decrease)	–	(27,731)	$–	$(616,598)
Class C
Shares sold	123,999	98,283	$3,531,382	$2,387,271
Reinvestment of distributions	254	55,713	6,148	1,398,404
Shares redeemed	(188,578)	(202,505)	(4,895,729)	(4,847,372)
Net increase (decrease)	(64,325)	(48,509)	$(1,358,199)	$(1,061,697)
China Region
Shares sold	7,507,787	3,781,033	$224,773,166	$92,584,217
Reinvestment of distributions	469,834	6,142,435	11,675,364	158,659,097
Shares redeemed	(9,588,795)	(13,494,506)	(265,714,287)	(325,219,240)
Net increase (decrease)	(1,611,174)	(3,571,038)	$(29,265,757)	$(73,975,926)
Class I
Shares sold	659,273	405,852	$19,707,002	$10,200,502
Reinvestment of distributions	8,728	99,936	215,492	2,565,348
Shares redeemed	(612,455)	(664,751)	(17,979,791)	(16,263,698)
Net increase (decrease)	55,546	(158,963)	$1,942,703	$(3,497,848)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	33.28%	10.22%	0.97%

 Prior to December 1, 2010, the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$11,009	Fidelity® Emerging Asia Fund
$12,942	MSCI AC (All Country) Asia ex Japan Index

Fidelity® Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecom services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and gains in certain commodity prices. In energy (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager John Dance:  For the fiscal year, the fund rose 33.28%, topping the 30.46% return of the MSCI AC (All Country) Asia ex Japan Index. Versus the benchmark, positioning in technology and picks in consumer staples were pluses. Regionally, China was key to the fund’s outperformance. Positioning in Malaysia and India also helped. Among stocks, our top relative contributor was Hangzhou Hikvision Digital Technology, a maker of security cameras and a new position for the fund. Also helpful were two other China-based firms: Kweichow Moutai, a maker of alcoholic beverages, and pharmaceutical firm Jiangsu Hengrui Medicine. All three of these stocks were Chinese A-shares not in the index. Conversely, real estate, health care and financials were minor detractors; Israel, Taiwan and Philippines detracted from a country view. The fund owned two India-based generic-drug makers – Sun Pharmaceutical Industries and Divi’s Laboratories – that were hurt by regulatory headwinds and sold. Other detractors were HKT Trust and HKT Limited, a Hong Kong telecoms provider, and Korea-based digital-memory maker SK Hynix, a strong-performing index name we didn’t own. A cash stake of about 3% of assets, on average, also dragged on our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2016, John Dance assumed sole management responsibility for the fund, as former Co-Manager Colin Chickles retired from Fidelity.

Fidelity® Emerging Asia Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
India	17.7%
Cayman Islands	17.3%
China	17.2%
Korea (South)	12.7%
Taiwan	10.3%
Hong Kong	7.6%
Bermuda	3.5%
Indonesia	2.3%
Japan	2.0%
Other*	9.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Cayman Islands	17.2%
India	15.4%
China	13.9%
Taiwan	13.5%
Korea (South)	12.8%
Hong Kong	8.8%
Bermuda	3.9%
Indonesia	3.6%
United States of America*	3.4%
Other	7.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	97.2
Short-Term Investments and Net Other Assets (Liabilities)	2.0	2.8

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	6.9	6.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	6.0	4.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.7	5.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.4	6.2
AIA Group Ltd. (Hong Kong, Insurance)	2.8	2.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.2	1.6
China Construction Bank Corp. (H Shares) (China, Banks)	2.0	2.2
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.7	1.7
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	1.6	1.2
Jiangsu Hengrui Medicine Co. Ltd. (A Shares) (China, Pharmaceuticals)	1.5	1.3
	35.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.5	31.1
Financials	18.7	17.5
Consumer Discretionary	7.8	9.1
Industrials	6.9	7.1
Consumer Staples	6.0	6.9
Health Care	5.7	7.1
Utilities	4.8	4.3
Energy	4.8	4.1
Real Estate	3.9	4.6
Materials	3.2	2.5

Fidelity® Emerging Asia Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Australia - 1.4%
Blue Sky Alternative Investments Ltd.	734,211	$7,911,952
Netwealth Group Ltd. (a)	370,247	1,048,464
SpeedCast International Ltd.	1,458,110	4,642,412
Woodside Petroleum Ltd.	205,177	4,825,600

TOTAL AUSTRALIA		18,428,428

Bermuda - 3.5%
Cheung Kong Infrastructure Holdings Ltd.	1,364,000	11,871,664
Hongkong Land Holdings Ltd.	1,151,000	8,344,750
Man Wah Holdings Ltd.	8,595,200	7,756,327
Tai Cheung Holdings Ltd.	3,875,000	4,470,351
Vtech Holdings Ltd.	923,100	13,122,233

TOTAL BERMUDA		45,565,325

Cayman Islands - 17.3%
Alibaba Group Holding Ltd. sponsored ADR (b)	418,100	77,302,509
China Literature Ltd.	1,581	11,146
Haitian International Holdings Ltd.	1,227,000	3,672,475
International Housewares Retail Co. Ltd.	11,010,400	2,074,665
JD.com, Inc. sponsored ADR (b)	347,900	13,053,208
NetEase, Inc. ADR	43,900	12,376,288
Silergy Corp.	373,000	8,057,038
SITC International Holdings Co. Ltd.	6,685,000	6,443,869
Tencent Holdings Ltd.	1,986,600	89,287,951
Value Partners Group Ltd. (c)	5,584,000	5,532,894
Xinyi Glass Holdings Ltd.	4,612,000	4,463,378

TOTAL CAYMAN ISLANDS		222,275,421

China - 17.2%
China Construction Bank Corp. (H Shares)	28,376,000	25,315,579
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,003,800	9,875,934
China Telecom Corp. Ltd. (H Shares)	12,404,000	6,216,787
Gree Electric Appliances, Inc. of Zhuhai Class A	2,246,300	14,405,653
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	2,939,400	17,401,865
Huaneng Renewables Corp. Ltd. (H Shares)	14,452,000	4,964,668
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,927,537	19,531,314
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,061,858	17,642,953
Kweichow Moutai Co. Ltd. (A Shares)	220,081	20,500,182
PICC Property & Casualty Co. Ltd. (H Shares)	3,921,120	7,770,466
Qingdao Port International Co. Ltd.	8,501,000	6,004,116
Shanghai International Airport Co. Ltd. (A Shares)	1,425,200	9,397,655
Shenzhen Expressway Co. (H Shares)	6,500,000	6,648,807
Shenzhen Inovance Technology Co. Ltd. Class A	1,642,614	7,640,065
Suofeiya Home Collection Co. Ltd. Class A	1,437,861	8,430,088
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	3,496,260	11,392,657
Weifu High-Technology Co. Ltd. (B Shares)	1,333,439	3,136,438
Yunnan Baiyao Group Co. Ltd.	1,060,405	16,755,770
Zhengzhou Yutong Bus Co. Ltd.	2,018,700	7,740,241

TOTAL CHINA		220,771,238

Hong Kong - 7.6%
AIA Group Ltd.	4,845,200	36,456,692
China Resources Beer Holdings Co. Ltd.	3,322,666	9,582,893
CSPC Pharmaceutical Group Ltd.	8,466,000	14,715,174
Dah Sing Banking Group Ltd.	3,038,000	6,721,342
Power Assets Holdings Ltd.	1,228,000	10,640,757
Sino Land Ltd.	3,122,000	5,378,481
Techtronic Industries Co. Ltd.	2,406,000	14,109,583

TOTAL HONG KONG		97,604,922

India - 17.7%
Adani Ports & Special Economic Zone Ltd.	955,661	6,351,640
Amara Raja Batteries Ltd.	500,360	5,406,206
Asian Paints Ltd.	483,120	8,810,691
Axis Bank Ltd.	1,747,101	14,115,767
Bajaj Corp. Ltd.	511,162	3,675,235
Bharat Petroleum Corp. Ltd.	1,267,543	10,602,337
Bharti Infratel Ltd.	1,298,631	8,867,795
CCL Products (India) Ltd.	967,862	4,795,962
Gujarat Gas Ltd.	410,763	5,788,428
Havells India Ltd.	913,651	6,840,036
HCL Technologies Ltd.	317,882	4,201,443
HDFC Bank Ltd.	595,746	16,675,084
Housing Development Finance Corp. Ltd.	844,487	22,268,372
Indian Oil Corp. Ltd.	1,139,633	7,313,012
Indraprastha Gas Ltd.	583,050	14,273,694
Oberoi Realty Ltd.	897,099	6,577,571
Petronet LNG Ltd.	2,437,994	9,783,981
Power Grid Corp. of India Ltd.	4,469,779	14,624,289
Redington India Ltd.	533,540	1,299,448
Reliance Industries Ltd.	1,953,426	28,384,260
Sterlite Optical Technologies Ltd.	1,443,471	6,351,272
Torrent Pharmaceuticals Ltd.	164,827	3,232,518
UPL Ltd.	607,327	7,497,088
Vakrangee Ltd.	896,909	7,788,910
VST Industries Ltd.	57,366	2,790,158

TOTAL INDIA		228,315,197

Indonesia - 2.3%
PT Bank Central Asia Tbk	10,363,500	15,970,297
PT Bank Rakyat Indonesia Tbk	11,812,600	13,587,212

TOTAL INDONESIA		29,557,509

Israel - 0.2%
Sarine Technologies Ltd.	3,165,100	2,263,937
Japan - 2.0%
Disco Corp.	54,100	12,536,418
KDDI Corp.	139,900	3,727,305
Nissan Chemical Industries Co. Ltd.	252,700	9,425,576

TOTAL JAPAN		25,689,299

Korea (South) - 11.7%
Coway Co. Ltd.	115,015	10,008,997
Hanon Systems	391,716	4,554,471
Hyundai Fire & Marine Insurance Co. Ltd.	145,877	5,916,806
KB Financial Group, Inc.	252,657	13,236,699
Korea Zinc Co. Ltd.	11,540	5,284,440
LG Chemical Ltd.	28,818	10,399,935
LG Household & Health Care Ltd.	9,297	9,786,841
Loen Entertainment, Inc.	99,331	9,461,449
LS Industrial Systems Ltd.	107,717	5,770,777
Osstem Implant Co. Ltd. (b)	104,731	6,734,841
Samsung Electronics Co. Ltd.	28,038	69,061,213

TOTAL KOREA (SOUTH)		150,216,469

Malaysia - 0.2%
Bursa Malaysia Bhd	885,900	2,091,243
Multi-National - 1.0%
HKT Trust/HKT Ltd. unit	11,003,300	13,441,363
Philippines - 1.3%
Ayala Land, Inc.	10,130,500	8,483,733
Bank of the Philippine Islands (BPI)	4,068,590	7,729,339

TOTAL PHILIPPINES		16,213,072

Singapore - 1.3%
UOL Group Ltd.	1,376,700	9,130,194
Wing Tai Holdings Ltd.	4,456,900	7,847,231

TOTAL SINGAPORE		16,977,425

Taiwan - 10.3%
CTCI Corp.	4,014,000	6,226,508
E.SUN Financial Holdings Co. Ltd.	15,207,552	9,259,360
Largan Precision Co. Ltd.	63,000	11,946,546
Micro-Star International Co. Ltd.	2,708,000	6,604,221
Nien Made Enterprise Co. Ltd.	714,000	7,438,981
Taiwan Semiconductor Manufacturing Co. Ltd.	9,040,192	73,135,791
United Microelectronics Corp.	17,072,000	8,817,233
Voltronic Power Technology Corp.	519,000	9,781,406

TOTAL TAIWAN		133,210,046

Thailand - 2.0%
Bangkok Bank PCL (For. Reg.)	1,140,200	6,898,862
Kasikornbank PCL (For. Reg.)	1,861,200	12,774,040
Thai Beverage PCL	8,076,000	5,806,236

TOTAL THAILAND		25,479,138

TOTAL COMMON STOCKS
(Cost $893,258,581)		1,248,100,032

Nonconvertible Preferred Stocks - 1.0%
Korea (South) - 1.0%
Samsung Electronics Co. Ltd.
(Cost $11,895,960)	6,689	13,400,853

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 1.10% (d)	27,195,234	27,200,673
Fidelity Securities Lending Cash Central Fund 1.11% (d)(e)	439,947	439,991
TOTAL MONEY MARKET FUNDS
(Cost $27,640,990)		27,640,664
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $932,795,531)		1,289,141,549
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,810,475)
NET ASSETS - 100%		$1,286,331,074

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$251,827
Fidelity Securities Lending Cash Central Fund	8,714
Total	$260,541

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$98,904,384	$98,893,238	$11,146	$--
Consumer Staples	74,580,460	74,580,460	--	--
Energy	60,909,190	60,909,190	--	--
Financials	241,156,404	210,196,157	30,960,247	--
Health Care	72,362,274	72,362,274	--	--
Industrials	90,187,738	90,187,738	--	--
Information Technology	432,691,232	248,913,839	183,777,393	--
Materials	41,417,730	31,992,154	9,425,576	--
Real Estate	50,232,311	50,232,311	--	--
Telecommunication Services	36,895,662	33,168,357	3,727,305	--
Utilities	62,163,500	62,163,500	--	--
Money Market Funds	27,640,664	27,640,664	--	--
Total Investments in Securities:	$1,289,141,549	$1,061,239,882	$227,901,667	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $396,408) — See accompanying schedule: Unaffiliated issuers (cost $905,154,541)	$1,261,500,885
Fidelity Central Funds (cost $27,640,990)	27,640,664
Total Investment in Securities (cost $932,795,531)		$1,289,141,549
Foreign currency held at value (cost $481,039)		481,039
Receivable for investments sold		2,387,994
Receivable for fund shares sold		1,259,256
Dividends receivable		566,585
Distributions receivable from Fidelity Central Funds		30,631
Prepaid expenses		2,550
Other receivables		410,305
Total assets		1,294,279,909
Liabilities
Payable for investments purchased
Regular delivery	$1,066,512
Delayed delivery	1,048,464
Payable for fund shares redeemed	247,848
Accrued management fee	841,809
Other affiliated payables	225,445
Other payables and accrued expenses	4,078,757
Collateral on securities loaned	440,000
Total liabilities		7,948,835
Net Assets		$1,286,331,074
Net Assets consist of:
Paid in capital		$965,115,831
Undistributed net investment income		10,490,159
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,575,578)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		352,300,662
Net Assets, for 29,274,555 shares outstanding		$1,286,331,074
Net Asset Value, offering price and redemption price per share ($1,286,331,074 ÷ 29,274,555 shares)		$43.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$23,725,586
Interest		109
Income from Fidelity Central Funds		260,541
Income before foreign taxes withheld		23,986,236
Less foreign taxes withheld		(2,181,169)
Total income		21,805,067
Expenses
Management fee
Basic fee	$7,007,247
Performance adjustment	1,044,927
Transfer agent fees	1,879,819
Accounting and security lending fees	470,098
Custodian fees and expenses	538,692
Independent trustees' fees and expenses	3,983
Registration fees	39,326
Audit	114,242
Legal	2,677
Miscellaneous	8,146
Total expenses before reductions	11,109,157
Expense reductions	(162,549)	10,946,608
Net investment income (loss)		10,858,459
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,670,112
Fidelity Central Funds	(2,171)
Foreign currency transactions	(39,417)
Total net realized gain (loss)		2,628,524
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,493,853)	285,477,861
Fidelity Central Funds	(1,486)
Assets and liabilities in foreign currencies	22,167
Total change in net unrealized appreciation (depreciation)		285,498,542
Net gain (loss)		288,127,066
Net increase (decrease) in net assets resulting from operations		$298,985,525

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,858,459	$11,443,160
Net realized gain (loss)	2,628,524	(42,125,134)
Change in net unrealized appreciation (depreciation)	285,498,542	88,111,910
Net increase (decrease) in net assets resulting from operations	298,985,525	57,429,936
Distributions to shareholders from net investment income	(9,245,057)	(4,222,099)
Distributions to shareholders from net realized gain	(1,418,120)	–
Total distributions	(10,663,177)	(4,222,099)
Share transactions
Proceeds from sales of shares	240,731,562	45,716,202
Reinvestment of distributions	9,645,118	3,878,736
Cost of shares redeemed	(174,712,854)	(188,738,895)
Net increase (decrease) in net assets resulting from share transactions	75,663,826	(139,143,957)
Redemption fees	79,537	23,028
Total increase (decrease) in net assets	364,065,711	(85,913,092)
Net Assets
Beginning of period	922,265,363	1,008,178,455
End of period	$1,286,331,074	$922,265,363
Other Information
Undistributed net investment income end of period	$10,490,159	$8,874,495
Shares
Sold	6,226,419	1,462,017
Issued in reinvestment of distributions	301,034	126,673
Redeemed	(4,887,212)	(6,266,447)
Net increase (decrease)	1,640,241	(4,677,757)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Asia Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$33.37	$31.20	$33.03	$30.91	$28.57
Income from Investment Operations
Net investment income (loss)A	.40	.39	.42	.43	.39
Net realized and unrealized gain (loss)	10.56	1.91	(1.96)	2.08	2.49
Total from investment operations	10.96	2.30	(1.54)	2.51	2.88
Distributions from net investment income	(.34)	(.13)	(.29)	(.39)	(.46)
Distributions from net realized gain	(.05)	–	–	–	(.08)
Total distributions	(.39)	(.13)	(.29)	(.39)	(.54)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$43.94	$33.37	$31.20	$33.03	$30.91
Total ReturnC	33.28%	7.42%	(4.69)%	8.21%	10.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.16%	1.09%	1.04%	1.08%
Expenses net of fee waivers, if any	1.10%	1.16%	1.09%	1.04%	1.08%
Expenses net of all reductions	1.08%	1.16%	1.09%	1.04%	1.05%
Net investment income (loss)	1.07%	1.25%	1.26%	1.36%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$1,286,331	$922,265	$1,008,178	$1,111,277	$1,172,348
Portfolio turnover rateF	40%	77%	68%	90%	97%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$370,777,213
Gross unrealized depreciation	(15,432,640)
Net unrealized appreciation (depreciation)	$355,344,573
Tax Cost	$933,796,976

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,101,267
Capital loss carryforward	$(41,186,911)
Net unrealized appreciation (depreciation) on securities and other investments	$355,174,668

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(20,330,977)
Long-term	(20,855,934)
Total capital loss carryforward	$(41,186,911)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$10,663,177	$ 4,222,099

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $484,929,434 and $389,348,839, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $673 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,111 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,714. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $154,541 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $285.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,723.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Fund	30.21%	7.91%	(0.43)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$9,574	Fidelity® Emerging Markets Fund
$10,970	MSCI Emerging Markets Index

Fidelity® Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes gained roughly 30%, topping the 26.91% advance of the benchmark MSCI Emerging Markets Index. Versus the benchmark, stock picking in the consumer discretionary sector contributed most to fund performance; an underweighting in telecommunication services and positioning in financials also helped. Overall, active management added value in nine of 11 market sectors this period. Geographically, China, Netherlands, Hong Kong, India and South Africa all contributed. At the stock level, avoiding two weak-performing, state-owned benchmark components – wireless-services provider China Mobile and Brazil-based energy giant Petroleo Brasileiro – bolstered relative performance. Out-of-benchmark positions in Brazil-based for-profit educator Estacio Participacoes and China’s Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, further lifted relative results. Conversely, materials and real estate detracted from relative performance, as did a small cash position. Among countries, positioning in Mexico and South Korea held back results. Avoiding the strong-performing shares of South Korea-based index name SK Hynix made this stock our largest relative detractor. Untimely ownership of strong-performing index name JD.com, a China-based e-tailer, further worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Cayman Islands	17.2%
India	13.8%
United States of America*	7.9%
China	7.7%
South Africa	6.0%
Korea (South)	5.8%
Brazil	5.6%
Taiwan	5.5%
Mexico	4.7%
Other	25.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
India	11.6%
Cayman Islands	10.9%
United States of America*	9.7%
Brazil	9.7%
Korea (South)	8.1%
South Africa	6.9%
Mexico	6.4%
Taiwan	5.4%
China	5.3%
Other	26.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.9	98.0
Short-Term Investments and Net Other Assets (Liabilities)	2.1	2.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.8	5.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	5.3	4.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	4.5	3.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.4	4.0
Naspers Ltd. Class N (South Africa, Media)	2.5	2.3
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.8	0.0
Ping An Insurance (Group) Co. of China Ltd. (H Shares) (China, Insurance)	1.4	0.0
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.3	1.1
Itau Unibanco Holding SA (Brazil, Banks)	1.2	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.2	1.4
	29.4

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.6	27.5
Financials	17.7	16.3
Consumer Discretionary	16.2	12.8
Industrials	7.5	7.5
Consumer Staples	7.4	12.1
Materials	6.1	9.6
Health Care	2.8	5.8
Utilities	2.5	1.6
Energy	2.4	2.4
Telecommunication Services	2.4	1.2

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Emerging Markets Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Argentina - 1.5%
Banco Macro SA sponsored ADR	185,649	$23,376,922
IRSA Propiedades Comerciales SA sponsored ADR	418,400	23,430,400
Telecom Argentina SA Class B sponsored ADR (a)	735,853	23,996,166

TOTAL ARGENTINA		70,803,488

Australia - 0.5%
Amcor Ltd.	1,955,680	23,708,990
Bermuda - 0.8%
Credicorp Ltd. (United States)	175,732	36,805,310
Brazil - 4.4%
BM&F BOVESPA SA	5,016,900	36,653,291
BTG Pactual Participations Ltd. unit	3,712,200	24,976,469
Equatorial Energia SA	1,348,500	25,145,508
Estacio Participacoes SA	2,637,600	23,648,338
IRB Brasil Resseguros SA	2,456,100	24,633,828
Kroton Educacional SA	5,045,460	27,746,714
Qualicorp SA	2,319,900	24,820,866
Smiles Fidelidade SA	932,500	24,372,191

TOTAL BRAZIL		211,997,205

Cayman Islands - 17.2%
58.com, Inc. ADR (a)	482,700	32,422,959
Alibaba Group Holding Ltd. sponsored ADR (a)	1,181,200	218,392,068
Baidu.com, Inc. sponsored ADR (a)	347,500	84,769,150
China Literature Ltd.	4,577	32,268
Ctrip.com International Ltd. ADR (a)	795,000	38,072,550
JD.com, Inc. sponsored ADR (a)	1,215,100	45,590,552
Melco Crown Entertainment Ltd. sponsored ADR	998,700	25,247,136
NetEase, Inc. ADR	160,400	45,219,968
New Oriental Education & Technology Group, Inc. sponsored ADR	406,083	33,802,349
Sands China Ltd.	4,823,200	22,720,614
Shenzhou International Group Holdings Ltd.	3,426,000	29,247,520
Tencent Holdings Ltd.	5,749,100	258,393,918

TOTAL CAYMAN ISLANDS		833,911,052

China - 7.7%
Gree Electric Appliances, Inc. of Zhuhai Class A	3,830,067	24,562,443
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	4,786,000	28,334,124
Hangzhou Robam Appliances Co. Ltd. Class A	3,749,956	26,264,217
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	5,520,508	24,586,808
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,431,860	23,790,599
Kweichow Moutai Co. Ltd. (A Shares)	263,831	24,575,423
Midea Group Co. Ltd. Class A	3,458,500	26,584,199
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	7,726,500	67,842,342
Shanghai International Airport Co. Ltd. (A Shares)	4,079,400	26,899,237
Shenzhen Inovance Technology Co. Ltd. Class A	5,478,000	25,479,070
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	7,135,700	23,251,870
Wuliangye Yibin Co. Ltd. Class A	2,747,800	27,590,233
Yunnan Baiyao Group Co. Ltd.	1,585,097	25,046,582

TOTAL CHINA		374,807,147

France - 2.1%
Dassault Systemes SA	226,462	24,050,123
Kering SA	58,875	26,986,444
LVMH Moet Hennessy - Louis Vuitton SA	87,994	26,245,387
Rubis	360,800	22,644,572

TOTAL FRANCE		99,926,526

Germany - 0.4%
adidas AG	97,984	21,805,809
Greece - 0.4%
Titan Cement Co. SA (Reg.)	849,800	20,510,511
Hong Kong - 2.2%
AIA Group Ltd.	3,009,600	22,645,105
CSPC Pharmaceutical Group Ltd.	18,372,000	31,933,284
Guangdong Investment Ltd.	18,247,000	26,430,013
Techtronic Industries Co. Ltd.	4,532,500	26,580,085

TOTAL HONG KONG		107,588,487

Hungary - 0.7%
OTP Bank PLC	857,200	34,569,029
India - 13.8%
Adani Ports & Special Economic Zone Ltd.	4,738,576	31,494,150
Asian Paints Ltd.	1,621,308	29,567,900
Bharat Petroleum Corp. Ltd.	3,742,921	31,307,583
Eicher Motors Ltd.	55,061	27,410,089
Godrej Consumer Products Ltd.	1,906,101	27,492,011
HDFC Bank Ltd.	846,455	23,692,494
Hero Motocorp Ltd.	451,749	26,860,054
Housing Development Finance Corp. Ltd.	2,305,407	60,791,535
Indraprastha Gas Ltd.	1,074,357	26,301,421
IndusInd Bank Ltd.	877,835	22,059,756
ITC Ltd.	8,929,226	36,640,855
Kotak Mahindra Bank Ltd.	1,593,533	25,227,043
LIC Housing Finance Ltd.	2,807,587	25,959,882
Maruti Suzuki India Ltd.	292,659	37,113,455
PC Jeweller Ltd.	8,277,230	44,844,051
Power Grid Corp. of India Ltd.	7,323,014	23,959,545
Reliance Industries Ltd.	4,287,498	62,299,498
Shree Cement Ltd.	89,901	26,283,581
Ultratech Cemco Ltd.	456,758	31,045,788
UPL Ltd.	2,214,164	27,332,530
Vakrangee Ltd.	2,852,979	24,775,754

TOTAL INDIA		672,458,975

Indonesia - 2.3%
PT Bank Central Asia Tbk	25,898,000	39,909,176
PT Bank Rakyat Indonesia Tbk	31,035,700	35,698,206
PT Telkomunikasi Indonesia Tbk Series B	127,402,600	38,012,727

TOTAL INDONESIA		113,620,109

Israel - 1.5%
Check Point Software Technologies Ltd. (a)	209,300	24,636,703
Elbit Systems Ltd. (Israel)	165,900	24,593,482
Frutarom Industries Ltd.	293,700	24,179,945

TOTAL ISRAEL		73,410,130

Kenya - 0.5%
Safaricom Ltd.	100,613,100	24,729,003
Korea (South) - 5.8%
Samsung Electronics Co. Ltd.	115,359	284,144,108
Luxembourg - 0.1%
Eurofins Scientific SA	10,894	6,814,463
Mexico - 4.7%
CEMEX S.A.B. de CV sponsored ADR	4,508,020	36,560,042
Embotelladoras Arca S.A.B. de CV	3,981,200	25,336,561
Fomento Economico Mexicano S.A.B. de CV unit	4,511,567	39,386,126
Gruma S.A.B. de CV Series B	1,877,830	24,597,621
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	2,817,857	26,725,309
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	1,610,330	28,719,550
Grupo Aeroportuario Norte S.A.B. de CV	4,556,300	22,990,935
Grupo Cementos de Chihuahua S.A.B. de CV	4,559,939	21,779,630

TOTAL MEXICO		226,095,774

Netherlands - 1.5%
ASML Holding NV (Netherlands)	141,900	25,602,943
X5 Retail Group NV GDR (Reg. S) (a)	568,800	23,377,680
Yandex NV Series A (a)	747,300	25,281,159

TOTAL NETHERLANDS		74,261,782

Panama - 0.5%
Copa Holdings SA Class A	189,900	23,393,781
Philippines - 2.6%
Ayala Corp.	1,470,560	29,390,960
Ayala Land, Inc.	36,918,500	30,917,200
D&L Industries, Inc.	26,273,100	5,286,656
SM Investments Corp.	1,667,663	30,873,369
SM Prime Holdings, Inc.	43,987,800	31,550,505

TOTAL PHILIPPINES		128,018,690

Russia - 1.2%
Sberbank of Russia	16,935,210	56,117,038
South Africa - 6.0%
Bidcorp Ltd.	1,387,398	30,517,604
Capitec Bank Holdings Ltd.	393,700	26,170,277
Discovery Ltd.	2,509,985	26,016,324
FirstRand Ltd.	8,882,300	32,196,472
Mondi Ltd.	1,093,566	26,231,662
Naspers Ltd. Class N	503,712	122,732,762
Sanlam Ltd.	5,781,300	28,909,056

TOTAL SOUTH AFRICA		292,774,157

Spain - 0.5%
Amadeus IT Holding SA Class A	367,600	24,942,584
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	246,345	22,709,629
Sika AG	3,170	23,465,594

TOTAL SWITZERLAND		46,175,223

Taiwan - 5.5%
Advantech Co. Ltd.	3,680,402	25,156,374
Taiwan Semiconductor Manufacturing Co. Ltd.	26,082,000	211,005,219
United Microelectronics Corp.	57,981,000	29,945,641

TOTAL TAIWAN		266,107,234

Thailand - 0.6%
Airports of Thailand PCL (For. Reg.)	17,367,000	31,105,855
Turkey - 2.2%
Koc Holding A/S	6,266,000	28,013,697
Tofas Turk Otomobil Fabrikasi A/S	2,768,287	22,534,223
Tupras Turkiye Petrol Rafinerileri A/S	753,058	27,096,629
Turkcell Iletisim Hizmet A/S	7,314,000	27,319,893

TOTAL TURKEY		104,964,442

United Arab Emirates - 0.2%
DP World Ltd.	361,930	8,595,838
United Kingdom - 2.5%
British American Tobacco PLC (United Kingdom)	368,300	23,795,801
Diageo PLC	659,105	22,507,670
InterContinental Hotel Group PLC	457,500	25,350,266
NMC Health PLC	653,100	25,085,635
Prudential PLC	942,278	23,128,568

TOTAL UNITED KINGDOM		119,867,940

United States of America - 5.8%
A.O. Smith Corp.	405,700	24,017,440
Alphabet, Inc. Class C (a)	24,745	25,156,757
American Tower Corp.	170,600	24,510,102
Amphenol Corp. Class A	277,700	24,159,900
Facebook, Inc. Class A (a)	135,400	24,380,124
MasterCard, Inc. Class A	166,300	24,740,451
Moody's Corp.	178,100	25,363,221
MSCI, Inc.	209,300	24,563,448
S&P Global, Inc.	152,100	23,799,087
Visa, Inc. Class A	211,100	23,216,778
Yum China Holdings, Inc.	960,800	38,768,280

TOTAL UNITED STATES OF AMERICA		282,675,588

TOTAL COMMON STOCKS
(Cost $3,195,922,757)		4,696,706,268

Nonconvertible Preferred Stocks - 1.2%
Brazil - 1.2%
Itau Unibanco Holding SA
(Cost $37,894,250)	4,782,910	61,480,563

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.10% (b)
(Cost $100,811,178)	100,791,019	100,811,178
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $3,334,628,185)		4,858,998,009
NET OTHER ASSETS (LIABILITIES) - 0.0%		(813,774)
NET ASSETS - 100%		$4,858,184,235

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$347,884
Fidelity Securities Lending Cash Central Fund	130,241
Total	$478,125

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$790,421,536	$741,434,252	$48,987,284	$--
Consumer Staples	354,194,992	307,891,521	46,303,471	--
Energy	120,703,710	120,703,710	--	--
Financials	861,975,402	759,037,302	102,938,100	--
Health Care	136,952,700	136,952,700	--	--
Industrials	360,311,802	360,311,802	--	--
Information Technology	1,488,726,805	963,779,084	524,947,721	--
Materials	295,952,829	295,952,829	--	--
Real Estate	110,408,207	110,408,207	--	--
Telecommunication Services	114,057,789	76,045,062	38,012,727	--
Utilities	124,481,059	124,481,059	--	--
Money Market Funds	100,811,178	100,811,178	--	--
Total Investments in Securities:	$4,858,998,009	$4,097,808,706	$761,189,303	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,233,817,007)	$4,758,186,831
Fidelity Central Funds (cost $100,811,178)	100,811,178
Total Investment in Securities (cost $3,334,628,185)		$4,858,998,009
Foreign currency held at value (cost $3,691,421)		3,706,186
Receivable for investments sold		3,921,829
Receivable for fund shares sold		17,607,683
Dividends receivable		2,279,335
Distributions receivable from Fidelity Central Funds		54,868
Prepaid expenses		9,949
Other receivables		2,009,297
Total assets		4,888,587,156
Liabilities
Payable for investments purchased	$8,532,188
Payable for fund shares redeemed	9,394,654
Accrued management fee	2,776,321
Other affiliated payables	761,388
Other payables and accrued expenses	8,938,370
Total liabilities		30,402,921
Net Assets		$4,858,184,235
Net Assets consist of:
Paid in capital		$3,568,613,112
Undistributed net investment income		25,936,057
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(251,852,477)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,515,487,543
Net Assets		$4,858,184,235
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($3,933,401,062 ÷ 125,386,136 shares)		$31.37
Class K:
Net Asset Value, offering price and redemption price per share ($924,783,173 ÷ 29,443,570 shares)		$31.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$78,616,045
Income from Fidelity Central Funds		478,125
Income before foreign taxes withheld		79,094,170
Less foreign taxes withheld		(6,775,655)
Total income		72,318,515
Expenses
Management fee	$28,126,405
Transfer agent fees	6,788,281
Accounting and security lending fees	1,526,540
Custodian fees and expenses	1,574,787
Independent trustees' fees and expenses	15,753
Registration fees	112,793
Audit	137,189
Legal	9,648
Interest	11,278
Miscellaneous	31,934
Total expenses before reductions	38,334,608
Expense reductions	(661,369)	37,673,239
Net investment income (loss)		34,645,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	214,428,798
Fidelity Central Funds	2,710
Foreign currency transactions	(1,927,606)
Total net realized gain (loss)		212,503,902
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $8,307,470)	865,214,081
Fidelity Central Funds	(2,725)
Assets and liabilities in foreign currencies	105,469
Total change in net unrealized appreciation (depreciation)		865,316,825
Net gain (loss)		1,077,820,727
Net increase (decrease) in net assets resulting from operations		$1,112,466,003

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,645,276	$21,682,785
Net realized gain (loss)	212,503,902	(227,815,936)
Change in net unrealized appreciation (depreciation)	865,316,825	470,369,169
Net increase (decrease) in net assets resulting from operations	1,112,466,003	264,236,018
Distributions to shareholders from net investment income	(23,974,554)	(17,361,594)
Share transactions - net increase (decrease)	96,080,893	131,573,266
Redemption fees	379,582	1,810,193
Total increase (decrease) in net assets	1,184,951,924	380,257,883
Net Assets
Beginning of period	3,673,232,311	3,292,974,428
End of period	$4,858,184,235	$3,673,232,311
Other Information
Undistributed net investment income end of period	$25,936,057	$17,935,313

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.25	$22.55	$25.44	$24.43	$22.15
Income from Investment Operations
Net investment income (loss)A	.22	.14	.19	.17	.20
Net realized and unrealized gain (loss)	7.05	1.66	(2.91)	.86	2.38
Total from investment operations	7.27	1.80	(2.72)	1.03	2.58
Distributions from net investment income	(.15)	(.11)	(.14)	(.02)	(.30)
Distributions from net realized gain	–	–	(.03)	–	–
Total distributions	(.15)	(.11)	(.17)	(.02)	(.30)
Redemption fees added to paid in capitalA	–B	.01	–B	–B	–B
Net asset value, end of period	$31.37	$24.25	$22.55	$25.44	$24.43
Total ReturnC	30.21%	8.07%	(10.76)%	4.22%	11.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.97%	1.01%	1.05%	1.07%	1.08%
Expenses net of fee waivers, if any	.97%	1.01%	1.05%	1.07%	1.08%
Expenses net of all reductions	.96%	1.00%	1.03%	1.07%	1.03%
Net investment income (loss)	.83%	.61%	.78%	.71%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$3,933,401	$3,014,957	$2,738,934	$2,370,927	$2,241,338
Portfolio turnover rateF	81%	79%	107%	94%	119%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Emerging Markets Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$24.28	$22.58	$25.48	$24.42	$22.15
Income from Investment Operations
Net investment income (loss)A	.26	.18	.24	.23	.25
Net realized and unrealized gain (loss)	7.06	1.66	(2.92)	.86	2.38
Total from investment operations	7.32	1.84	(2.68)	1.09	2.63
Distributions from net investment income	(.19)	(.15)	(.20)	(.03)	(.36)
Distributions from net realized gain	–	–	(.03)	–	–
Total distributions	(.19)	(.15)	(.22)B	(.03)	(.36)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$31.41	$24.28	$22.58	$25.48	$24.42
Total ReturnD	30.44%	8.27%	(10.60)%	4.47%	12.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.84%	.85%	.86%	.87%
Expenses net of fee waivers, if any	.82%	.84%	.85%	.85%	.87%
Expenses net of all reductions	.81%	.83%	.83%	.85%	.82%
Net investment income (loss)	.98%	.78%	.98%	.92%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$924,783	$658,276	$554,041	$623,430	$547,369
Portfolio turnover rateG	81%	79%	107%	94%	119%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.22 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.025 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain foreign taxes, expiring capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,545,672,869
Gross unrealized depreciation	(28,382,758)
Net unrealized appreciation (depreciation)	$1,517,290,111
Tax Cost	$3,341,707,898

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,971,472
Capital loss carryforward	$(248,807,540)
Net unrealized appreciation (depreciation) on securities and other investments	$1,516,715,300

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(248,807,540)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$23,974,554	$ 17,361,593

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,283,400,892 and $3,255,705,980, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$6,436,331.19
Class K	351,950.05
	$6,788,281

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,541,938	1.01%	$11,278

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,519 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $130,241, including $1,060 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $628,353 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,153.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30,863.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Emerging Markets	$18,744,412	$13,660,209
Class K	5,230,142	3,701,385
Total	$23,974,554	$17,361,594

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Emerging Markets
Shares sold	35,833,343	40,381,882	$958,972,147	$879,217,354
Reinvestment of distributions	790,787	572,542	17,864,538	12,670,348
Shares redeemed	(35,588,763)	(38,074,038)	(943,601,756)	(819,023,837)
Net increase (decrease)	1,035,367	2,880,386	$33,234,929	$72,863,865
Class K
Shares sold	9,726,562	8,389,679	$257,288,456	$189,089,919
Reinvestment of distributions	231,437	167,256	5,230,142	3,701,385
Shares redeemed	(7,627,038)	(5,977,816)	(199,672,634)	(134,081,903)
Net increase (decrease)	2,330,961	2,579,119	$62,845,964	$58,709,401

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Europe Fund	26.05%	9.14%	1.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Period Ending Values
$11,787	Fidelity® Europe Fund
$10,959	MSCI Europe Index

Fidelity® Europe Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Stefan Lindblad:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 26%, lagging the 27.33% return of the benchmark MSCI Europe Index. Amid a strong market for European stocks, bolstered by a sense of optimism as the political environment stabilized, the fund's defensive positioning hampered our results versus the benchmark. In particular, stock selection in the industrials and consumer discretionary sectors notably detracted. The largest individual detractor was Intertrust, a Netherlands-based trust and corporate services company. Shares of the company lost ground the past year, mainly due to poor execution and internal issues, as well as disappointing financial results. Also detracting was our position in emerging-markets lender International Personal Finance. Shares of the U.K.-based firm declined on news of potential regulatory changes in Poland, one of the company’s primary markets. Intertrust and International Personal Finance were non-benchmark holdings. Turning to contributors, stock picking in health care boosted the fund’s relative result most. The fund’s biggest individual contributor versus the benchmark was an overweighting in Svenska Cellulosa, a manufacturer of tinder, pulp and paper. Investors were enthusiastic about the company’s recent split from the consumer tissue side of the business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United Kingdom	19.2%
Sweden	18.3%
Germany	11.8%
United States of America*	9.5%
Italy	6.2%
Spain	5.9%
Ireland	5.4%
France	5.1%
Netherlands	4.5%
Other	14.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Germany	15.0%
Sweden	14.2%
United Kingdom	13.1%
France	10.4%
Netherlands	7.6%
Italy	7.3%
Spain	6.2%
Switzerland	6.0%
United States of America*	3.9%
Other	16.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	93.6	98.7
Short-Term Investments and Net Other Assets (Liabilities)	6.4	1.3

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	3.7	3.3
Securitas AB (B Shares) (Sweden, Commercial Services & Supplies)	3.5	0.0
SAP SE (Germany, Software)	3.1	4.3
Autoliv, Inc. (depositary receipt) (United States of America, Auto Components)	3.1	2.6
Prudential PLC (United Kingdom, Insurance)	2.9	3.1
NCC Group Ltd. (United Kingdom, IT Services)	2.6	1.9
Schibsted ASA (A Shares) (Norway, Media)	2.6	2.0
Investor AB (B Shares) (Sweden, Diversified Financial Services)	2.4	2.8
Vostok New Ventures Ltd. (depositary receipt) (Bermuda, Capital Markets)	2.3	2.6
Intertrust NV (Netherlands, Professional Services)	2.3	1.2
	28.5

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	19.2	19.4
Financials	19.2	18.6
Consumer Discretionary	17.1	17.0
Health Care	10.9	12.6
Information Technology	10.5	12.2
Materials	6.9	6.4
Consumer Staples	6.1	7.6
Real Estate	3.4	3.3
Utilities	0.3	1.6

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Europe Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Bermuda - 3.1%
Vostok Emerging Finance Ltd. (depository receipt) (a)(b)(c)	53,590,807	$11,714,677
Vostok New Ventures Ltd. (depositary receipt) (a)(b)	3,850,361	31,735,071

TOTAL BERMUDA		43,449,748

Canada - 0.2%
Lundin Mining Corp.	447,200	3,445,486
Denmark - 3.3%
A.P. Moller - Maersk A/S Series B	15,055	28,916,346
Novozymes A/S Series B	316,100	17,457,063

TOTAL DENMARK		46,373,409

France - 5.1%
Capgemini SA	225,600	27,422,153
Rubis	71,806	4,506,697
The Vicat Group	158,300	12,245,722
Wendel SA	157,200	26,514,968

TOTAL FRANCE		70,689,540

Germany - 11.8%
Bertrandt AG (a)	126,900	11,899,467
CompuGroup Medical AG	126,309	7,257,974
CTS Eventim AG	417,769	17,256,191
Fresenius Medical Care AG & Co. KGaA	160,500	15,539,930
LEG Immobilien AG	280,268	28,468,200
MTU Aero Engines Holdings AG	143,000	24,111,521
SAP SE	381,437	43,583,993
Vonovia SE	371,900	16,357,923

TOTAL GERMANY		164,475,199

Hungary - 0.5%
OTP Bank PLC	171,900	6,932,357
Ireland - 5.4%
DCC PLC (United Kingdom)	154,100	14,613,289
Paddy Power Betfair PLC (Ireland)	253,900	25,967,326
Ryanair Holdings PLC sponsored ADR (b)	152,667	17,115,497
United Drug PLC (United Kingdom)	1,420,241	17,438,780

TOTAL IRELAND		75,134,892

Italy - 5.2%
Banca Generali SpA	418,800	13,796,092
Buzzi Unicem SpA	490,500	13,672,619
Prada SpA	5,541,700	19,179,365
UniCredit SpA (b)	1,314,200	25,151,798

TOTAL ITALY		71,799,874

Luxembourg - 1.3%
B&M European Value Retail S.A.	3,334,636	17,596,007
Malta - 0.8%
Kambi Group PLC (a)(b)	1,055,109	11,090,955
Netherlands - 4.5%
Intertrust NV (a)	2,058,425	31,650,384
Unilever NV (Certificaten Van Aandelen) (Bearer)	528,100	30,677,312

TOTAL NETHERLANDS		62,327,696

Norway - 2.6%
Schibsted ASA (A Shares) (a)	1,405,250	36,232,327
Spain - 4.4%
Aedas Homes SAU	52,983	1,851,517
Amadeus IT Holding SA Class A	296,800	20,138,626
Grifols SA	499,300	15,630,758
Prosegur Cash SA	7,417,400	24,192,444

TOTAL SPAIN		61,813,345

Sweden - 18.3%
AF AB (B Shares)	132,500	2,730,197
Dometic Group AB (d)	2,927,400	25,456,716
Essity AB Class B	798,700	23,879,953
Getinge AB (B Shares)	2,608,684	51,353,215
Indutrade AB	1,080,500	29,969,253
Investor AB (B Shares)	670,971	33,253,405
Nobia AB	637,800	5,233,957
Pandox AB	263,672	4,806,262
Securitas AB (B Shares)	2,781,200	48,802,599
Svenska Cellulosa AB (SCA) (B Shares)	3,159,600	29,664,948

TOTAL SWEDEN		255,150,505

Switzerland - 2.3%
EDAG Engineering Group AG	297,000	4,651,438
Swatch Group AG (Bearer)	69,820	27,363,925

TOTAL SWITZERLAND		32,015,363

United Kingdom - 19.2%
British American Tobacco PLC (United Kingdom)	464,200	29,991,884
Bunzl PLC	379,058	11,805,806
Dechra Pharmaceuticals PLC	881,600	24,073,643
Diploma PLC	1,206,600	17,291,469
Essentra PLC	1,039,335	7,343,690
International Personal Finance PLC	4,931,872	13,247,913
Micro Focus International PLC	519,158	18,237,796
NCC Group Ltd. (a)	11,931,824	36,448,680
Prudential PLC	1,636,678	40,172,877
Rolls-Royce Holdings PLC	2,252,300	29,106,433
Standard Chartered PLC (United Kingdom) (b)	2,594,366	25,856,587
Standard Life PLC	2,370,514	13,531,815

TOTAL UNITED KINGDOM		267,108,593

United States of America - 3.1%
Autoliv, Inc. (depositary receipt)	342,700	42,982,566
TOTAL COMMON STOCKS
(Cost $1,065,432,054)		1,268,617,862

Nonconvertible Preferred Stocks - 2.5%
Italy - 1.0%
Buzzi Unicem SpA (Risparmio Shares)	889,200	14,097,029
Spain - 1.5%
Grifols SA Class B	850,250	19,970,448
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (b)	103,605,800	137,604
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $23,679,782)		34,205,081

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10%(e)	11,413,326	11,415,608
Fidelity Securities Lending Cash Central Fund 1.11%(e)(f)	16,893,729	16,895,418
TOTAL MONEY MARKET FUNDS
(Cost $28,312,287)		28,311,026
TOTAL INVESTMENT IN SECURITIES - 95.6%
(Cost $1,117,424,123)		1,331,133,969
NET OTHER ASSETS (LIABILITIES) - 4.4%		61,067,864
NET ASSETS - 100%		$1,392,201,833

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,456,716 or 1.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$154,307
Fidelity Securities Lending Cash Central Fund	440,682
Total	$594,989

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vostok Emerging Finance Ltd. (depository receipt)	$8,746,849	$47,949	$--	$--	$--	$2,919,879	$11,714,677
Total	$8,746,849	$47,949	$--	$--	$--	$2,919,879	$11,714,677

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$237,817,035	$237,817,035	$--	$--
Consumer Staples	84,549,149	23,879,953	60,669,196	--
Financials	266,100,004	225,927,127	40,172,877	--
Health Care	151,264,748	115,754,370	35,510,378	--
Industrials	268,149,865	239,043,432	29,106,433	--
Information Technology	145,831,248	102,247,255	43,583,993	--
Materials	97,926,557	97,926,557	--	--
Real Estate	46,677,640	46,677,640	--	--
Utilities	4,506,697	4,506,697	--	--
Money Market Funds	28,311,026	28,311,026	--	--
Total Investments in Securities:	$1,331,133,969	$1,122,091,092	$209,042,877	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Europe Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $15,987,991) — See accompanying schedule: Unaffiliated issuers (cost $1,082,251,869)	$1,291,108,266
Fidelity Central Funds (cost $28,312,287)	28,311,026
Other affiliated issuers (cost $6,859,967)	11,714,677
Total Investment in Securities (cost $1,117,424,123)		$1,331,133,969
Foreign currency held at value (cost $18)		18
Receivable for investments sold		78,005,956
Receivable for fund shares sold		1,222,809
Dividends receivable		1,283,153
Distributions receivable from Fidelity Central Funds		41,979
Prepaid expenses		3,034
Other receivables		163,560
Total assets		1,411,854,478
Liabilities
Payable for fund shares redeemed	$1,463,950
Accrued management fee	920,390
Distribution and service plan fees payable	16,710
Other affiliated payables	252,571
Other payables and accrued expenses	103,888
Collateral on securities loaned	16,895,136
Total liabilities		19,652,645
Net Assets		$1,392,201,833
Net Assets consist of:
Paid in capital		$1,170,393,373
Undistributed net investment income		11,925,792
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,762,839)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		213,645,507
Net Assets		$1,392,201,833
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,925,236 ÷ 492,654 shares)		$42.47
Maximum offering price per share (100/94.25 of $42.47)		$45.06
Class M:
Net Asset Value and redemption price per share ($8,873,889 ÷ 208,967 shares)		$42.47
Maximum offering price per share (100/96.50 of $42.47)		$44.01
Class C:
Net Asset Value and offering price per share ($10,720,880 ÷ 254,337 shares)(a)		$42.15
Europe:
Net Asset Value, offering price and redemption price per share ($1,343,212,879 ÷ 31,581,803 shares)		$42.53
Class I:
Net Asset Value, offering price and redemption price per share ($8,468,949 ÷ 199,120 shares)		$42.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$25,640,247
Income from Fidelity Central Funds		594,989
Income before foreign taxes withheld		26,235,236
Less foreign taxes withheld		(2,345,172)
Total income		23,890,064
Expenses
Management fee
Basic fee	$8,371,538
Performance adjustment	597,984
Transfer agent fees	2,232,646
Distribution and service plan fees	172,086
Accounting and security lending fees	556,523
Custodian fees and expenses	121,167
Independent trustees' fees and expenses	4,875
Registration fees	93,013
Audit	85,481
Legal	8,157
Interest	2,747
Miscellaneous	10,268
Total expenses before reductions	12,256,485
Expense reductions	(503,177)	11,753,308
Net investment income (loss)		12,136,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,987,396
Fidelity Central Funds	(1,038)
Foreign currency transactions	(21,372)
Total net realized gain (loss)		23,964,986
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	238,651,010
Fidelity Central Funds	(1,725)
Other affiliated issuers	2,919,879
Assets and liabilities in foreign currencies	73,320
Total change in net unrealized appreciation (depreciation)		241,642,484
Net gain (loss)		265,607,470
Net increase (decrease) in net assets resulting from operations		$277,744,226

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,136,756	$11,518,138
Net realized gain (loss)	23,964,986	(10,272,498)
Change in net unrealized appreciation (depreciation)	241,642,484	(89,926,922)
Net increase (decrease) in net assets resulting from operations	277,744,226	(88,681,282)
Distributions to shareholders from net investment income	(11,727,868)	(15,981,681)
Distributions to shareholders from net realized gain	(3,911,466)	(5,885,187)
Total distributions	(15,639,334)	(21,866,868)
Share transactions - net increase (decrease)	25,014,944	(219,773,724)
Redemption fees	434	22,478
Total increase (decrease) in net assets	287,120,270	(330,299,396)
Net Assets
Beginning of period	1,105,081,563	1,435,380,959
End of period	$1,392,201,833	$1,105,081,563
Other Information
Undistributed net investment income end of period	$11,925,792	$11,516,901

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Europe Fund Class A

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.17	$37.06	$36.24	$39.45
Income from Investment Operations
Net investment income (loss)B	.26	.22	.37	.47
Net realized and unrealized gain (loss)	8.39	(2.67)	1.29	(3.68)
Total from investment operations	8.65	(2.45)	1.66	(3.21)
Distributions from net investment income	(.22)	(.29)	(.84)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.35)	(.44)	(.84)	–
Redemption fees added to paid in capitalB,C	–	–	–	–
Net asset value, end of period	$42.47	$34.17	$37.06	$36.24
Total ReturnD,E,F	25.61%	(6.69)%	4.63%	(8.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.39%	1.33%	1.35%I
Expenses net of fee waivers, if any	1.32%	1.39%	1.33%	1.35%I
Expenses net of all reductions	1.28%	1.38%	1.31%	1.35%I
Net investment income (loss)	.70%	.62%	.98%	1.94%I
Supplemental Data
Net assets, end of period (000 omitted)	$20,925	$17,267	$23,381	$23,633
Portfolio turnover rateJ	73%	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class M

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.13	$36.94	$36.18	$39.45
Income from Investment Operations
Net investment income (loss)B	.15	.11	.26	.40
Net realized and unrealized gain (loss)	8.41	(2.67)	1.29	(3.67)
Total from investment operations	8.56	(2.56)	1.55	(3.27)
Distributions from net investment income	(.09)	(.09)	(.79)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.22)	(.25)C	(.79)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.47	$34.13	$36.94	$36.18
Total ReturnE,F,G	25.25%	(6.99)%	4.33%	(8.29)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.63%	1.70%	1.61%	1.62%J
Expenses net of fee waivers, if any	1.63%	1.70%	1.61%	1.61%J
Expenses net of all reductions	1.59%	1.68%	1.59%	1.61%J
Net investment income (loss)	.39%	.31%	.70%	1.68%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,874	$6,980	$9,632	$13,679
Portfolio turnover rateK	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class C

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$33.82	$36.81	$36.07	$39.45
Income from Investment Operations
Net investment income (loss)B	(.03)	(.06)	.07	.29
Net realized and unrealized gain (loss)	8.36	(2.65)	1.29	(3.67)
Total from investment operations	8.33	(2.71)	1.36	(3.38)
Distributions from net investment income	–	(.12)	(.62)	–
Distributions from net realized gain	–	(.15)	–	–
Total distributions	–	(.28)C	(.62)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.15	$33.82	$36.81	$36.07
Total ReturnE,F,G	24.63%	(7.43)%	3.79%	(8.57)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.11%	2.18%	2.13%	2.10%J
Expenses net of fee waivers, if any	2.11%	2.18%	2.13%	2.10%J
Expenses net of all reductions	2.07%	2.17%	2.11%	2.10%J
Net investment income (loss)	(.09)%	(.17)%	.18%	1.19%J
Supplemental Data
Net assets, end of period (000 omitted)	$10,721	$9,007	$11,151	$6,818
Portfolio turnover rateK	73%	62%	87%	80%L

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.28 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.154 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.26	$37.19	$36.32	$37.92	$30.15
Income from Investment Operations
Net investment income (loss)A	.38	.33	.48	.94B	.61
Net realized and unrealized gain (loss)	8.40	(2.68)	1.30	(2.00)	7.87
Total from investment operations	8.78	(2.35)	1.78	(1.06)	8.48
Distributions from net investment income	(.38)	(.43)	(.91)	(.52)	(.70)
Distributions from net realized gain	(.13)	(.15)	–	(.02)	(.01)
Total distributions	(.51)	(.58)	(.91)	(.54)	(.71)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$42.53	$34.26	$37.19	$36.32	$37.92
Total ReturnD	26.05%	(6.42)%	4.97%	(2.82)%	28.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.07%	1.03%	.97%	1.06%
Expenses net of fee waivers, if any	1.00%	1.07%	1.03%	.97%	1.05%
Expenses net of all reductions	.96%	1.06%	1.01%	.96%	1.02%
Net investment income (loss)	1.02%	.94%	1.28%	2.43%B	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$1,343,213	$1,066,488	$1,384,134	$1,237,047	$957,048
Portfolio turnover rateG	73%	62%	87%	80%H	59%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.19 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity Europe Fund Class I

Years ended October 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$34.29	$37.21	$36.32	$39.45
Income from Investment Operations
Net investment income (loss)B	.39	.35	.50	.56
Net realized and unrealized gain (loss)	8.38	(2.67)	1.30	(3.69)
Total from investment operations	8.77	(2.32)	1.80	(3.13)
Distributions from net investment income	(.41)	(.45)	(.91)	–
Distributions from net realized gain	(.13)	(.15)	–	–
Total distributions	(.53)C	(.60)	(.91)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$42.53	$34.29	$37.21	$36.32
Total ReturnE,F	26.04%	(6.33)%	5.02%	(7.93)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.98%	1.01%	.98%	.97%I
Expenses net of fee waivers, if any	.98%	1.01%	.98%	.97%I
Expenses net of all reductions	.94%	1.00%	.96%	.96%I
Net investment income (loss)	1.04%	1.00%	1.33%	2.33%I
Supplemental Data
Net assets, end of period (000 omitted)	$8,469	$5,340	$6,552	$5,666
Portfolio turnover rateJ	73%	62%	87%	80%K

 A For the period March 18, 2014 (commencement of sale of shares) to October 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.53 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.126 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Europe and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$234,800,448
Gross unrealized depreciation	(44,145,250)
Net unrealized appreciation (depreciation)	$190,655,198
Tax Cost	$1,140,478,771

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,219,073
Net unrealized appreciation (depreciation) on securities and other investments	$190,590,859

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$15,639,334	$ 21,866,868

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $861,032,771 and $924,236,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$43,317	$2,453
Class M	.25%	.25%	37,584	–
Class C	.75%	.25%	91,185	9,823
			$172,086	$12,276

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,023
Class M	1,838
Class C(a)	454
$11,315

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,947.26
Class M	23,576.31
Class C	26,783.29
Europe	2,126,814.18
Class I	10,526.16
	$2,232,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$16,487,800.60%		$2,747

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,773 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $440,682. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $493,713 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,464.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$107,755	$174,443
Class M	18,342	23,347
Class C	–	38,160
Europe	11,539,715	15,664,870
Class I	62,056	80,861
Total	$11,727,868	$15,981,681
From net realized gain
Class A	$60,612	$94,260
Class M	25,396	39,080
Class C	–	47,778
Europe	3,806,294	5,676,211
Class I	19,164	27,858
Total	$3,911,466	$5,885,187

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	183,985	144,459	$7,204,193	$5,004,460
Reinvestment of distributions	4,870	7,044	160,602	257,822
Shares redeemed	(201,553)	(277,024)	(7,350,664)	(9,579,027)
Net increase (decrease)	(12,698)	(125,521)	$14,131	$(4,316,745)
Class M
Shares sold	58,824	18,157	$2,231,944	$629,088
Reinvestment of distributions	1,308	1,677	43,252	61,481
Shares redeemed	(55,679)	(76,071)	(2,027,896)	(2,635,140)
Net increase (decrease)	4,453	(56,237)	$247,300	$(1,944,571)
Class B
Shares sold	–	183	$–	$6,069
Shares redeemed	–	(14,607)	–	(499,471)
Net increase (decrease)	–	(14,424)	$–	$(493,402)
Class C
Shares sold	65,577	64,049	$2,522,918	$2,232,592
Reinvestment of distributions	–	2,232	–	81,438
Shares redeemed	(77,588)	(102,859)	(2,798,078)	(3,518,604)
Net increase (decrease)	(12,011)	(36,578)	$(275,160)	$(1,204,574)
Europe
Shares sold	6,873,387	2,489,815	$263,271,628	$86,835,858
Reinvestment of distributions	443,969	559,844	14,619,907	20,484,708
Shares redeemed	(6,861,890)	(9,143,028)	(254,648,472)	(318,516,566)
Net increase (decrease)	455,466	(6,093,369)	$23,243,063	$(211,196,000)
Class I
Shares sold	152,572	73,750	$5,796,106	$2,648,638
Reinvestment of distributions	2,369	2,803	78,022	102,586
Shares redeemed	(111,570)	(96,879)	(4,088,518)	(3,369,656)
Net increase (decrease)	43,371	(20,326)	$1,785,610	$(618,432)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Fund	21.13%	11.44%	1.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Period Ending Values
$11,329	Fidelity® Japan Fund
$13,585	Tokyo Stock Price Index (TOPIX)

Fidelity® Japan Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Kirk Neureiter:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 20% to 21%, topping the 19.70% advance of the benchmark Tokyo Stock Price Index. Versus the benchmark, stock selection in the industrials and consumer discretionary sectors particularly aided the fund, along with positioning in real estate. The top relative contributor was Sumco, a manufacturer of silicon wafers for the semiconductor and solar photovoltaic-cell industries. Demand from both traditional sources such as computer manufacturing and newer applications drove expanding wafer demand and firmer pricing. Other notable relative contributors included automaker Suzuki Motor, Shimadzu, which manufactures measuring equipment of various kinds, and SMC, a leading global manufacturer of pneumatic equipment. The fund's results also reflect a positive fair-value adjustment of 1.33 percentage points. Turning to detractors, stock picking in information technology, materials and consumer staples weighed on relative performance. At the stock level, a sizable overweighting in telephone-service provider KDDI was our biggest detractor. This stock, which is considered somewhat defensive, struggled this period, as investors generally preferred more-aggressive investments. Lastly, price-comparison website Kakaku disappointed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	98.2%
United States of America*	1.1%
Hong Kong	0.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	97.8%
Hong Kong	1.0%
Cayman Islands	0.7%
United States of America*	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	99.5
Short-Term Investments and Net Other Assets (Liabilities)	1.1	0.5

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
SoftBank Corp. (Wireless Telecommunication Services)	5.1	4.4
Sony Corp. (Household Durables)	4.1	3.7
Mitsubishi UFJ Financial Group, Inc. (Banks)	3.8	3.9
Hoya Corp. (Health Care Equipment & Supplies)	3.5	3.6
ORIX Corp. (Diversified Financial Services)	3.4	3.4
KDDI Corp. (Wireless Telecommunication Services)	3.2	3.7
Shimadzu Corp. (Electronic Equipment & Components)	2.7	2.5
East Japan Railway Co. (Road & Rail)	2.7	2.7
Nidec Corp. (Electrical Equipment)	2.5	2.0
Suzuki Motor Corp. (Automobiles)	2.5	2.2
	33.5

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.2	19.9
Industrials	18.2	17.0
Information Technology	14.9	14.6
Financials	11.3	12.7
Consumer Staples	8.8	10.0
Health Care	8.7	9.6
Materials	8.5	7.6
Telecommunication Services	8.3	8.1
Real Estate	0.7	0.0
Multi Sector	0.3	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Japan Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.2%
Auto Components - 2.8%
Bridgestone Corp.	143,900	$6,874,160
DaikyoNishikawa Corp.	109,000	1,852,296
Sumitomo Electric Industries Ltd.	249,000	4,239,311
		12,965,767
Automobiles - 5.5%
Honda Motor Co. Ltd.	278,800	8,736,777
Subaru Corp.	145,900	5,040,715
Suzuki Motor Corp.	206,500	11,310,680
		25,088,172
Household Durables - 7.9%
Panasonic Corp.	399,400	6,030,686
Rinnai Corp.	38,600	3,307,341
Sekisui Chemical Co. Ltd.	123,500	2,492,763
Sekisui House Ltd.	121,100	2,264,385
Sony Corp.	445,200	18,624,805
Techtronic Industries Co. Ltd.	543,500	3,187,264
		35,907,244
Internet & Direct Marketing Retail - 0.3%
Start Today Co. Ltd.	55,600	1,522,864
Media - 1.5%
Dentsu, Inc.	89,500	3,828,270
LIFULL Co. Ltd.	388,900	2,988,468
		6,816,738
Specialty Retail - 1.2%
Nitori Holdings Co. Ltd.	18,600	2,703,163
USS Co. Ltd.	147,400	2,979,663
		5,682,826

TOTAL CONSUMER DISCRETIONARY		87,983,611

CONSUMER STAPLES - 8.8%
Food & Staples Retailing - 5.2%
Ain Holdings, Inc.	39,300	2,688,689
San-A Co. Ltd.	49,600	2,282,505
Seven & i Holdings Co. Ltd.	192,700	7,766,672
Sundrug Co. Ltd.	91,200	3,968,889
Tsuruha Holdings, Inc.	22,800	2,826,804
Welcia Holdings Co. Ltd.	112,300	4,262,034
		23,795,593
Food Products - 0.9%
Japan Meat Co. Ltd.	92,700	1,482,799
Morinaga & Co. Ltd.	46,300	2,630,293
		4,113,092
Personal Products - 1.9%
Kao Corp.	85,500	5,167,205
Kose Corp.	29,700	3,611,901
		8,779,106
Tobacco - 0.8%
Japan Tobacco, Inc.	106,100	3,511,931

TOTAL CONSUMER STAPLES		40,199,722

FINANCIALS - 11.3%
Banks - 4.7%
Mitsubishi UFJ Financial Group, Inc.	2,551,400	17,306,515
Shinsei Bank Ltd.	245,900	4,149,752
		21,456,267
Consumer Finance - 0.7%
AEON Financial Service Co. Ltd.	149,300	3,206,439
Diversified Financial Services - 3.4%
ORIX Corp.	912,300	15,685,734
Insurance - 2.5%
Sony Financial Holdings, Inc.	201,600	3,349,278
Tokio Marine Holdings, Inc.	187,900	8,099,848
		11,449,126

TOTAL FINANCIALS		51,797,566

HEALTH CARE - 8.7%
Biotechnology - 0.6%
PeptiDream, Inc. (a)(b)	88,600	2,811,604
Health Care Equipment & Supplies - 6.7%
Hoya Corp.	291,000	15,810,246
Nakanishi, Inc.	26,500	1,200,971
Olympus Corp.	259,300	9,649,765
Paramount Bed Holdings Co. Ltd.	88,800	3,916,005
		30,576,987
Health Care Providers & Services - 0.9%
Ship Healthcare Holdings, Inc.	140,300	4,387,447
Pharmaceuticals - 0.5%
Astellas Pharma, Inc.	167,600	2,230,564

TOTAL HEALTH CARE		40,006,602

INDUSTRIALS - 18.2%
Building Products - 2.6%
Daikin Industries Ltd.	64,500	7,127,951
Toto Ltd.	102,200	5,005,150
		12,133,101
Commercial Services & Supplies - 1.1%
Sohgo Security Services Co., Ltd.	102,100	4,918,966
Construction & Engineering - 1.0%
Toshiba Plant Systems & Services Corp.	252,800	4,360,646
Electrical Equipment - 4.0%
Mitsubishi Electric Corp.	406,200	6,951,506
Nidec Corp.	85,400	11,356,741
		18,308,247
Machinery - 3.2%
Komatsu Ltd.	78,800	2,574,851
Minebea Mitsumi, Inc.	245,400	4,498,947
SMC Corp.	20,400	7,804,233
		14,878,031
Professional Services - 1.4%
Benefit One, Inc.	158,600	3,046,928
Outsourcing, Inc. (a)	244,000	3,363,800
		6,410,728
Road & Rail - 2.7%
East Japan Railway Co.	127,300	12,345,505
Trading Companies & Distributors - 2.2%
Misumi Group, Inc.	276,800	7,583,642
Trusco Nakayama Corp.	92,600	2,369,186
		9,952,828

TOTAL INDUSTRIALS		83,308,052

INFORMATION TECHNOLOGY - 14.9%
Electronic Equipment & Components - 7.4%
Anritsu Corp.	132,600	1,248,575
Azbil Corp.	96,400	4,209,478
Iriso Electronics Co. Ltd.	36,200	2,041,761
Murata Manufacturing Co. Ltd.	26,500	4,164,793
Shimadzu Corp.	602,000	12,516,854
TDK Corp.	55,400	4,256,899
Topcon Corp.	248,400	5,252,063
		33,690,423
Internet Software & Services - 3.1%
DeNA Co. Ltd.	143,800	3,381,795
Kakaku.com, Inc.	344,900	4,735,831
SMS Co., Ltd.	83,700	2,521,415
Yahoo! Japan Corp.	742,400	3,319,166
		13,958,207
IT Services - 1.2%
Fujitsu Ltd.	316,000	2,462,429
IT Holdings Corp.	44,200	1,375,492
Otsuka Corp.	25,900	1,765,564
		5,603,485
Semiconductors & Semiconductor Equipment - 1.7%
Renesas Electronics Corp. (b)	167,600	2,166,916
Sumco Corp.	258,900	5,702,678
		7,869,594
Software - 1.5%
Nintendo Co. Ltd.	17,600	6,828,128

TOTAL INFORMATION TECHNOLOGY		67,949,837

MATERIALS - 8.5%
Chemicals - 8.5%
Daicel Chemical Industries Ltd.	208,300	2,600,754
Hitachi Chemical Co. Ltd.	134,900	3,846,784
JSR Corp.	245,000	4,749,293
Kansai Paint Co. Ltd.	172,100	4,423,476
Nissan Chemical Industries Co. Ltd.	79,200	2,954,118
Okamoto Industries, Inc.	131,000	1,425,335
Shin-Etsu Chemical Co. Ltd.	87,600	9,238,404
Sumitomo Chemical Co. Ltd.	602,000	4,230,766
Toray Industries, Inc.	524,000	5,303,742
		38,772,672
MULTI SECTOR - 0.3%
Insource Co. Ltd.	65,900	1,144,360
REAL ESTATE - 0.7%
Real Estate Management & Development - 0.7%
Investors Cloud Co. Ltd. (a)	50,800	3,097,948
TELECOMMUNICATION SERVICES - 8.3%
Wireless Telecommunication Services - 8.3%
KDDI Corp.	548,000	14,600,167
SoftBank Corp.	264,500	23,440,568
		38,040,735
TOTAL COMMON STOCKS
(Cost $339,896,835)		452,301,105

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10% (c)	1,860,046	1,860,418
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	7,156,005	7,156,720
TOTAL MONEY MARKET FUNDS
(Cost $9,017,646)		9,017,138
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $348,914,481)		461,318,243
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(3,969,451)
NET ASSETS - 100%		$457,348,792

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,784
Fidelity Securities Lending Cash Central Fund	169,053
Total	$181,837

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$87,983,611	$3,187,264	$84,796,347	$--
Consumer Staples	40,199,722	--	40,199,722	--
Financials	51,797,566	--	51,797,566	--
Health Care	40,006,602	--	40,006,602	--
Industrials	83,308,052	--	83,308,052	--
Information Technology	67,949,837	--	67,949,837	--
Materials	38,772,672	--	38,772,672	--
Multi Sector	1,144,360	--	1,144,360	--
Real Estate	3,097,948	--	3,097,948	--
Telecommunication Services	38,040,735	--	38,040,735	--
Money Market Funds	9,017,138	9,017,138	--	--
Total Investments in Securities:	$461,318,243	$12,204,402	$449,113,841	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$246,167,378
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,812,555) — See accompanying schedule: Unaffiliated issuers (cost $339,896,835)	$452,301,105
Fidelity Central Funds (cost $9,017,646)	9,017,138
Total Investment in Securities (cost $348,914,481)		$461,318,243
Receivable for investments sold		3,343,923
Receivable for fund shares sold		1,076,225
Dividends receivable		2,273,750
Distributions receivable from Fidelity Central Funds		26,993
Prepaid expenses		981
Other receivables		1,773
Total assets		468,041,888
Liabilities
Payable for investments purchased	$2,038,928
Payable for fund shares redeemed	1,127,324
Accrued management fee	196,004
Distribution and service plan fees payable	16,035
Other affiliated payables	85,458
Other payables and accrued expenses	74,042
Collateral on securities loaned	7,155,305
Total liabilities		10,693,096
Net Assets		$457,348,792
Net Assets consist of:
Paid in capital		$488,718,340
Undistributed net investment income		2,940,381
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(146,708,452)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		112,398,523
Net Assets		$457,348,792
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,154,766 ÷ 1,071,121 shares)		$15.08
Maximum offering price per share (100/94.25 of $15.08)		$16.00
Class M:
Net Asset Value and redemption price per share ($4,464,261 ÷ 296,345 shares)		$15.06
Maximum offering price per share (100/96.50 of $15.06)		$15.61
Class C:
Net Asset Value and offering price per share ($13,542,383 ÷ 907,765 shares)(a)		$14.92
Japan:
Net Asset Value, offering price and redemption price per share ($247,371,686 ÷ 16,352,921 shares)		$15.13
Class I:
Net Asset Value, offering price and redemption price per share ($175,815,696 ÷ 11,630,041 shares)		$15.12

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$7,060,926
Income from Fidelity Central Funds		181,837
Income before foreign taxes withheld		7,242,763
Less foreign taxes withheld		(702,113)
Total income		6,540,650
Expenses
Management fee
Basic fee	$2,913,164
Performance adjustment	(731,266)
Transfer agent fees	794,297
Distribution and service plan fees	204,631
Accounting and security lending fees	218,756
Custodian fees and expenses	41,805
Independent trustees' fees and expenses	1,670
Registration fees	73,226
Audit	79,089
Legal	1,052
Interest	617
Miscellaneous	3,234
Total expenses before reductions	3,600,275
Expense reductions	(14,814)	3,585,461
Net investment income (loss)		2,955,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,597,777
Fidelity Central Funds	1,313
Foreign currency transactions	(296,959)
Total net realized gain (loss)		11,302,131
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	67,682,350
Fidelity Central Funds	(911)
Assets and liabilities in foreign currencies	88,784
Total change in net unrealized appreciation (depreciation)		67,770,223
Net gain (loss)		79,072,354
Net increase (decrease) in net assets resulting from operations		$82,027,543

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,955,189	$3,375,493
Net realized gain (loss)	11,302,131	(19,947,501)
Change in net unrealized appreciation (depreciation)	67,770,223	35,358,570
Net increase (decrease) in net assets resulting from operations	82,027,543	18,786,562
Distributions to shareholders from net investment income	(3,369,067)	(3,027,093)
Distributions to shareholders from net realized gain	(1,060,540)	(270,338)
Total distributions	(4,429,607)	(3,297,431)
Share transactions - net increase (decrease)	(23,430,665)	(159,708,771)
Redemption fees	33,312	43,507
Total increase (decrease) in net assets	54,200,583	(144,176,133)
Net Assets
Beginning of period	403,148,209	547,324,342
End of period	$457,348,792	$403,148,209
Other Information
Undistributed net investment income end of period	$2,940,381	$3,364,219

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$11.87	$11.65	$12.00	$9.30
Income from Investment Operations
Net investment income (loss)A	.06	.06	.04	.05	.08
Net realized and unrealized gain (loss)	2.52	.72	.23	(.31)	2.80
Total from investment operations	2.58	.78	.27	(.26)	2.88
Distributions from net investment income	(.06)	(.05)	(.05)	(.08)	(.11)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.09)	(.06)	(.05)	(.09)	(.19)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$15.08	$12.59	$11.87	$11.65	$12.00
Total ReturnC,D	20.70%	6.56%	2.31%	(2.18)%	31.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.08%	1.10%	1.23%	1.26%
Expenses net of fee waivers, if any	1.11%	1.08%	1.10%	1.23%	1.26%
Expenses net of all reductions	1.11%	1.08%	1.09%	1.23%	1.25%
Net investment income (loss)	.45%	.51%	.37%	.41%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$16,155	$23,910	$23,918	$21,352	$20,520
Portfolio turnover rateG	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$11.85	$11.62	$11.96	$9.28
Income from Investment Operations
Net investment income (loss)A	.01	.02	–B	.01	.05
Net realized and unrealized gain (loss)	2.52	.71	.23	(.30)	2.78
Total from investment operations	2.53	.73	.23	(.29)	2.83
Distributions from net investment income	(.01)	–B	–	(.04)	(.08)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.04)	(.01)	–	(.05)	(.16)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$15.06	$12.57	$11.85	$11.62	$11.96
Total ReturnC,D	20.24%	6.15%	1.98%	(2.42)%	31.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.44%	1.43%	1.54%	1.55%
Expenses net of fee waivers, if any	1.46%	1.44%	1.43%	1.54%	1.55%
Expenses net of all reductions	1.46%	1.44%	1.42%	1.54%	1.53%
Net investment income (loss)	.10%	.16%	.04%	.10%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,464	$4,193	$4,809	$4,104	$5,357
Portfolio turnover rateG	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.44	$11.77	$11.58	$11.96	$9.25
Income from Investment Operations
Net investment income (loss)A	(.03)	(.02)	(.04)	(.03)	–B
Net realized and unrealized gain (loss)	2.51	.69	.23	(.32)	2.79
Total from investment operations	2.48	.67	.19	(.35)	2.79
Distributions from net investment income	–	–	–	(.03)	(.01)
Distributions from net realized gain	–	–	–	(.01)	(.08)
Total distributions	–	–	–	(.03)C	(.09)
Redemption fees added to paid in capitalA	–B	–B	–B	–B	.01
Net asset value, end of period	$14.92	$12.44	$11.77	$11.58	$11.96
Total ReturnD,E	19.94%	5.69%	1.64%	(2.90)%	30.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.81%	1.81%	1.81%	1.93%	1.97%
Expenses net of fee waivers, if any	1.81%	1.81%	1.81%	1.93%	1.97%
Expenses net of all reductions	1.81%	1.81%	1.80%	1.93%	1.95%
Net investment income (loss)	(.25)%	(.21)%	(.34)%	(.29)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$13,542	$15,077	$18,491	$13,162	$11,824
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.03 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$11.91	$11.69	$12.03	$9.34
Income from Investment Operations
Net investment income (loss)A	.10	.09	.08	.09	.12
Net realized and unrealized gain (loss)	2.54	.72	.23	(.32)	2.79
Total from investment operations	2.64	.81	.31	(.23)	2.91
Distributions from net investment income	(.11)	(.07)	(.09)	(.11)	(.15)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.15)B	(.08)	(.09)	(.11)C	(.23)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$15.13	$12.64	$11.91	$11.69	$12.03
Total ReturnE	21.13%	6.80%	2.66%	(1.90)%	31.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.78%	.80%	.90%	.93%
Expenses net of fee waivers, if any	.82%	.78%	.80%	.90%	.93%
Expenses net of all reductions	.82%	.78%	.79%	.90%	.91%
Net investment income (loss)	.74%	.81%	.67%	.74%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$247,372	$352,936	$485,803	$415,612	$480,773
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.15 per share is comprised of distributions from net investment income of $.112 and distributions from net realized gain of $.034 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Japan Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$12.62	$11.89	$11.67	$12.02	$9.33
Income from Investment Operations
Net investment income (loss)A	.11	.10	.08	.09	.13
Net realized and unrealized gain (loss)	2.53	.70	.23	(.32)	2.78
Total from investment operations	2.64	.80	.31	(.23)	2.91
Distributions from net investment income	(.11)	(.07)	(.09)	(.12)	(.15)
Distributions from net realized gain	(.03)	(.01)	–	(.01)	(.08)
Total distributions	(.14)	(.07)B	(.09)	(.12)C	(.23)
Redemption fees added to paid in capitalA	–D	–D	–D	–D	.01
Net asset value, end of period	$15.12	$12.62	$11.89	$11.67	$12.02
Total ReturnE	21.22%	6.77%	2.72%	(1.90)%	32.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.80%	.89%	.90%
Expenses net of fee waivers, if any	.76%	.77%	.80%	.89%	.90%
Expenses net of all reductions	.76%	.76%	.79%	.89%	.88%
Net investment income (loss)	.80%	.83%	.67%	.76%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$175,816	$7,032	$13,957	$20,253	$20,033
Portfolio turnover rateH	23%	15%	35%	112%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.009 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Japan and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive-foreign investment companies (PFIC), expiring capital loss carryforwards, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,513,795
Gross unrealized depreciation	(9,678,199)
Net unrealized appreciation (depreciation)	$106,835,596
Tax Cost	$354,482,647

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,808,926
Capital loss carryforward	$(141,997,898)
Net unrealized appreciation (depreciation) on securities and other investments	$106,819,605

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(26,887,863)
2019	(98,806,037)
Total with expiration	$(125,693,900)
No expiration
Short-term	(5,646,628)
Long-term	(10,657,370)
Total no expiration	(16,303,998)
Total capital loss carryforward	$(141,997,898)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$4,429,607	$ 3,297,431

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $96,762,670 and $122,325,801, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .52% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$47,060	$1,787
Class M	.25%	.25%	21,035	125
Class C	.75%	.25%	136,536	12,586
			$204,631	$14,498

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,128
Class M	527
Class C(a)	1,873
$13,528

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$44,772.24
Class M	14,260.34
Class C	26,437.19
Japan	574,549.20
Class I	134,279.14
	$794,297

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $33 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,094,750	1.09%	$617

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,329 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $169,053. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,247 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,567.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$104,209	$121,415
Class M	3,257	822
Japan	3,209,793	2,828,514
Class I	51,808	76,342
Total	$3,369,067	$3,027,093
From net realized gain
Class A	$59,052	$14,867
Class M	11,074	2,466
Japan	974,401	245,958
Class I	16,013	7,047
Total	$1,060,540	$270,338

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	261,996	813,081	$3,537,670	$9,592,333
Reinvestment of distributions	12,680	10,746	155,198	128,096
Shares redeemed	(1,102,972)	(938,856)	(14,608,137)	(10,914,042)
Net increase (decrease)	(828,296)	(115,029)	$(10,915,269)	$(1,193,613)
Class M
Shares sold	34,522	36,363	$446,496	$424,255
Reinvestment of distributions	1,137	269	13,940	3,216
Shares redeemed	(72,947)	(108,870)	(961,323)	(1,266,529)
Net increase (decrease)	(37,288)	(72,238)	$(500,887)	$(839,058)
Class B
Shares sold	–	1,967	$–	$21,930
Shares redeemed	–	(31,378)	–	(356,692)
Net increase (decrease)	–	(29,411)	$–	$(334,762)
Class C
Shares sold	75,525	261,804	$955,948	$3,054,392
Shares redeemed	(379,339)	(621,443)	(4,904,728)	(7,129,408)
Net increase (decrease)	(303,814)	(359,639)	$(3,948,780)	$(4,075,016)
Japan
Shares sold	5,531,120	4,048,778	$70,265,364	$48,328,822
Reinvestment of distributions	332,957	251,274	4,075,396	3,000,214
Shares redeemed	(17,427,207)	(17,176,238)	(225,423,617)	(197,588,759)
Net increase (decrease)	(11,563,130)	(12,876,186)	$(151,082,857)	$(146,259,723)
Class I
Shares sold	12,120,647	323,014	$156,870,865	$3,826,994
Reinvestment of distributions	4,957	6,575	60,627	78,372
Shares redeemed	(1,052,603)	(946,812)	(13,914,364)	(10,911,965)
Net increase (decrease)	11,073,001	(617,223)	$143,017,128	$(7,006,599)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and Strategic Advisers International II Fund were the owners of record of approximately 11% and 25%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 53% of the total outstanding shares of the Fund.

Fidelity® Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	23.68%	18.16%	5.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Period Ending Values
$17,894	Fidelity® Japan Smaller Companies Fund
$16,022	Russell/Nomura Mid-Small Cap™ Index

Fidelity® Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager David Jenkins:  For the fiscal year, the fund gained 23.68%, beating the 21.03% return of the benchmark Russell/Nomura Mid-Small Cap℠ Index. Stocks in Japan benefited from improved domestic economic growth, rising consumer confidence, declining unemployment and a weaker yen. Small-cap stocks, with their more-domestic focus, outpaced mid- and large-caps. My focus on higher-quality companies with good balance sheets, strong free-cash-flow conversion and attractive valuations aided the fund’s result versus the benchmark, as did my small-cap bias. Security selection in the consumer discretionary and industrials sectors drove much of the fund's relative result. Our top individual contributor was Koshidaka Holdings, which saw its karaoke business benefit from the introduction of a new urban store format and new technology. We boosted our stake this period and it was the fund’s largest holding as of October 31. In industrials, our position in consulting services company Funai Soken Holdings rose 137%, as the improving economy gave the enterprises it targets more financial resources to pay for help growing their businesses. By contrast, positioning in materials and picks in real estate each detracted. The biggest individual disappointment was San A, a large food retailer. Its stock declined as investors shifted toward more-economically sensitive stocks and exporters.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	92.9%
United States of America*	7.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	98.0%
United States of America*	2.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	92.9	98.0
Short-Term Investments and Net Other Assets (Liabilities)	7.1	2.0

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Koshidaka Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	2.2	1.2
Mitsubishi Chemical Holdings Corp. (Chemicals)	2.0	1.8
Fujitsu Ltd. (IT Services)	1.9	1.9
Yamada Consulting Group Co. Ltd. (Professional Services)	1.9	1.4
Central Automotive Products Ltd. (Distributors)	1.9	1.5
A/S One Corp. (Health Care Providers & Services)	1.7	1.7
Sekisui Jushi Corp. (Building Products)	1.7	1.7
Kotobuki Spirits Co. Ltd. (Food Products)	1.7	2.0
Lintec Corp. (Chemicals)	1.7	1.6
ORIX Corp. (Diversified Financial Services)	1.6	1.8
	18.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	22.4	23.9
Consumer Discretionary	19.8	20.3
Information Technology	11.0	11.1
Materials	10.4	10.1
Financials	9.4	10.1
Consumer Staples	8.6	9.5
Health Care	4.8	5.3
Utilities	2.5	3.5
Energy	2.2	2.1
Real Estate	1.4	1.6

Fidelity® Japan Smaller Companies Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
CONSUMER DISCRETIONARY - 19.8%
Auto Components - 3.7%
Bridgestone Corp.	224,900	$10,743,563
Hi-Lex Corp.	271,100	6,857,689
Sumitomo Electric Industries Ltd.	644,500	10,972,834
		28,574,086
Automobiles - 1.8%
Isuzu Motors Ltd.	606,000	8,850,876
Subaru Corp.	149,000	5,147,818
		13,998,694
Distributors - 3.1%
Central Automotive Products Ltd.	885,000	14,401,166
Chori Co. Ltd.	196,100	3,573,650
PALTAC Corp.	140,000	5,560,246
		23,535,062
Diversified Consumer Services - 0.5%
Asante, Inc.	207,500	3,843,825
Hotels, Restaurants & Leisure - 2.2%
Koshidaka Holdings Co. Ltd.	411,600	16,649,951
Household Durables - 0.9%
Panasonic Corp.	445,000	6,719,217
Media - 1.2%
Daiichikosho Co. Ltd.	187,900	8,854,346
Specialty Retail - 5.1%
Arc Land Sakamoto Co. Ltd.	466,700	7,628,089
Fuji Corp. (a)	303,300	5,675,319
Nitori Holdings Co. Ltd.	68,600	9,969,730
VT Holdings Co. Ltd.	1,487,400	8,096,845
Workman Co. Ltd.	244,000	7,605,701
		38,975,684
Textiles, Apparel & Luxury Goods - 1.3%
Hagihara Industries, Inc.	565,600	9,822,275

TOTAL CONSUMER DISCRETIONARY		150,973,140

CONSUMER STAPLES - 8.6%
Food & Staples Retailing - 2.9%
Kirindo Holdings Co. Ltd.	301,100	4,035,382
Mitsubishi Shokuhin Co. Ltd.	342,300	10,156,588
San-A Co. Ltd.	184,000	8,467,357
		22,659,327
Food Products - 5.3%
Japan Meat Co. Ltd.	487,400	7,796,290
Kotobuki Spirits Co. Ltd. (a)	315,000	12,965,329
Morinaga & Co. Ltd.	154,700	8,788,474
S Foods, Inc.	282,700	10,751,181
		40,301,274
Tobacco - 0.4%
Japan Tobacco, Inc.	90,000	2,979,018

TOTAL CONSUMER STAPLES		65,939,619

ENERGY - 2.2%
Energy Equipment & Services - 0.9%
Shinko Plantech Co. Ltd.	798,000	6,890,173
Oil, Gas & Consumable Fuels - 1.3%
San-Ai Oil Co. Ltd.	820,800	9,803,240

TOTAL ENERGY		16,693,413

FINANCIALS - 9.4%
Banks - 3.4%
Fukuoka Financial Group, Inc.	972,000	5,016,694
Mitsubishi UFJ Financial Group, Inc.	1,224,600	8,306,639
Shinsei Bank Ltd.	448,300	7,565,407
The Suruga Bank Ltd.	230,000	5,236,782
		26,125,522
Consumer Finance - 0.8%
AEON Financial Service Co. Ltd.	291,600	6,262,543
Diversified Financial Services - 2.8%
Fuyo General Lease Co. Ltd.	135,300	8,847,571
ORIX Corp.	731,800	12,582,287
		21,429,858
Insurance - 2.4%
T&D Holdings, Inc.	618,000	9,641,210
Tokio Marine Holdings, Inc.	199,500	8,599,891
		18,241,101

TOTAL FINANCIALS		72,059,024

HEALTH CARE - 4.8%
Health Care Equipment & Supplies - 2.2%
Medikit Co. Ltd.	216,100	10,447,893
Paramount Bed Holdings Co. Ltd.	138,900	6,125,373
		16,573,266
Health Care Providers & Services - 1.7%
A/S One Corp.	241,000	13,249,620
Pharmaceuticals - 0.9%
Astellas Pharma, Inc.	543,500	7,233,364

TOTAL HEALTH CARE		37,056,250

INDUSTRIALS - 22.4%
Air Freight & Logistics - 0.8%
AIT Corp.	525,400	6,129,139
Airlines - 1.1%
Japan Airlines Co. Ltd.	239,600	8,200,868
Building Products - 2.9%
Sekisui Jushi Corp.	581,300	12,983,079
Sinko Industries Ltd.	553,800	9,016,670
		21,999,749
Commercial Services & Supplies - 2.4%
Aeon Delight Co. Ltd.	281,300	10,529,632
ProNexus, Inc.	594,900	7,219,571
Secom Joshinetsu Co. Ltd.	12,500	419,073
		18,168,276
Construction & Engineering - 2.0%
Hokuriku Electrical Construction Co. Ltd. (a)	859,300	7,869,524
Toshiba Plant Systems & Services Corp.	431,500	7,443,112
		15,312,636
Electrical Equipment - 1.9%
Aichi Electric Co. Ltd.	175,100	5,100,886
Denyo Co. Ltd.	543,100	9,122,845
		14,223,731
Machinery - 2.0%
Mitsubishi Heavy Industries Ltd.	183,700	7,187,614
NGK Insulators Ltd.	399,000	7,900,751
		15,088,365
Marine - 0.8%
Nippon Concept Corp.	560,000	6,267,043
Professional Services - 3.2%
Funai Soken Holdings, Inc.	264,320	9,711,478
Yamada Consulting Group Co. Ltd. (a)	762,400	14,729,107
		24,440,585
Trading Companies & Distributors - 3.9%
Inaba Denki Sangyo Co. Ltd.	228,800	10,043,417
Mitani Shoji Co. Ltd.	108,100	4,287,050
Trusco Nakayama Corp.	302,500	7,739,510
Yuasa Trading Co. Ltd.	220,800	8,140,504
		30,210,481
Transportation Infrastructure - 1.4%
Kamigumi Co. Ltd.	462,000	11,059,813

TOTAL INDUSTRIALS		171,100,686

INFORMATION TECHNOLOGY - 11.0%
Electronic Equipment & Components - 2.7%
Amano Corp.	503,200	12,381,984
Dexerials Corp.	731,500	8,242,572
		20,624,556
Internet Software & Services - 0.5%
Aucnet, Inc.	301,500	3,987,172
IT Services - 4.1%
Fujitsu Ltd.	1,920,000	14,961,591
Otsuka Corp.	131,000	8,930,075
TKC Corp.	238,200	7,497,522
		31,389,188
Semiconductors & Semiconductor Equipment - 0.3%
Renesas Electronics Corp. (b)	184,900	2,390,589
Software - 2.0%
Broadleaf Co. Ltd.	624,000	5,123,147
Oracle Corp. Japan	114,200	9,663,093
		14,786,240
Technology Hardware, Storage & Peripherals - 1.4%
Elecom Co. Ltd.	543,500	10,891,005

TOTAL INFORMATION TECHNOLOGY		84,068,750

MATERIALS - 10.4%
Chemicals - 7.4%
C. Uyemura & Co. Ltd.	131,400	8,145,510
Lintec Corp.	458,000	12,728,668
Mitsubishi Chemical Holdings Corp.	1,479,800	15,456,977
Sakata INX Corp.	584,000	11,262,528
SK Kaken Co. Ltd.	103,000	8,557,592
		56,151,275
Construction Materials - 1.4%
Taiheiyo Cement Corp.	274,500	10,971,488
Metals & Mining - 1.6%
JFE Holdings, Inc.	572,000	12,293,012

TOTAL MATERIALS		79,415,775

REAL ESTATE - 1.4%
Real Estate Management & Development - 1.4%
Century21 Real Estate Japan Ltd.	275,400	3,315,857
Daito Trust Construction Co. Ltd.	42,400	7,412,979
		10,728,836
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
KDDI Corp.	107,900	2,874,741
UTILITIES - 2.5%
Electric Utilities - 1.1%
The Okinawa Electric Power Co., Inc.	356,592	8,147,223
Gas Utilities - 1.4%
Tokyo Gas Co. Ltd.	442,200	11,030,965

TOTAL UTILITIES		19,178,188

TOTAL COMMON STOCKS
(Cost $486,695,721)		710,088,422

Money Market Funds - 6.5%
Fidelity Cash Central Fund, 1.10% (c)	41,997,205	42,005,605
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	7,531,692	7,532,445
TOTAL MONEY MARKET FUNDS
(Cost $49,537,792)		49,538,050
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $536,233,513)		759,626,472
NET OTHER ASSETS (LIABILITIES) - 0.6%		4,425,214
NET ASSETS - 100%		$764,051,686

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$110,866
Fidelity Securities Lending Cash Central Fund	140,163
Total	$251,029

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$150,973,140	$--	$150,973,140	$--
Consumer Staples	65,939,619	--	65,939,619	--
Energy	16,693,413	--	16,693,413	--
Financials	72,059,024	--	72,059,024	--
Health Care	37,056,250	--	37,056,250	--
Industrials	171,100,686	--	171,100,686	--
Information Technology	84,068,750	--	84,068,750	--
Materials	79,415,775	--	79,415,775	--
Real Estate	10,728,836	--	10,728,836	--
Telecommunication Services	2,874,741	--	2,874,741	--
Utilities	19,178,188	--	19,178,188	--
Money Market Funds	49,538,050	49,538,050	--	--
Total Investments in Securities:	$759,626,472	$49,538,050	$710,088,422	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$500,113,772
Level 2 to Level 1	$0

See accompanying notes which are an integral part of the financial statements.

Fidelity® Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $7,162,946) — See accompanying schedule: Unaffiliated issuers (cost $486,695,721)	$710,088,422
Fidelity Central Funds (cost $49,537,792)	49,538,050
Total Investment in Securities (cost $536,233,513)		$759,626,472
Foreign currency held at value (cost $42,515)		42,515
Receivable for investments sold		8,798,967
Receivable for fund shares sold		1,458,928
Dividends receivable		4,546,611
Distributions receivable from Fidelity Central Funds		29,844
Prepaid expenses		1,518
Other receivables		1,699
Total assets		774,506,554
Liabilities
Payable for investments purchased	$1,583,507
Payable for fund shares redeemed	716,293
Accrued management fee	423,804
Other affiliated payables	131,697
Other payables and accrued expenses	66,880
Collateral on securities loaned	7,532,687
Total liabilities		10,454,868
Net Assets		$764,051,686
Net Assets consist of:
Paid in capital		$530,473,206
Undistributed net investment income		6,398,905
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,851,207
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		223,328,368
Net Assets, for 40,544,307 shares outstanding		$764,051,686
Net Asset Value, offering price and redemption price per share ($764,051,686 ÷ 40,544,307 shares)		$18.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$13,678,947
Income from Fidelity Central Funds		251,029
Income before foreign taxes withheld		13,929,976
Less foreign taxes withheld		(1,365,254)
Total income		12,564,722
Expenses
Management fee	$4,391,810
Transfer agent fees	1,119,257
Accounting and security lending fees	315,370
Custodian fees and expenses	66,146
Independent trustees' fees and expenses	2,449
Registration fees	27,095
Audit	66,060
Legal	1,499
Miscellaneous	5,236
Total expenses before reductions	5,994,922
Expense reductions	(26,733)	5,968,189
Net investment income (loss)		6,596,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,529,944
Fidelity Central Funds	262
Foreign currency transactions	(500,220)
Total net realized gain (loss)		21,029,986
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	112,554,876
Fidelity Central Funds	(1,877)
Assets and liabilities in foreign currencies	92,802
Total change in net unrealized appreciation (depreciation)		112,645,801
Net gain (loss)		133,675,787
Net increase (decrease) in net assets resulting from operations		$140,272,320

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,596,533	$6,457,657
Net realized gain (loss)	21,029,986	13,937,326
Change in net unrealized appreciation (depreciation)	112,645,801	60,582,606
Net increase (decrease) in net assets resulting from operations	140,272,320	80,977,589
Distributions to shareholders from net investment income	(6,334,246)	(3,361,556)
Distributions to shareholders from net realized gain	(9,182,783)	(3,952,599)
Total distributions	(15,517,029)	(7,314,155)
Share transactions
Proceeds from sales of shares	109,404,114	106,869,419
Reinvestment of distributions	14,528,831	6,515,367
Cost of shares redeemed	(71,725,248)	(102,939,703)
Net increase (decrease) in net assets resulting from share transactions	52,207,697	10,445,083
Redemption fees	54,565	83,902
Total increase (decrease) in net assets	177,017,553	84,192,419
Net Assets
Beginning of period	587,034,133	502,841,714
End of period	$764,051,686	$587,034,133
Other Information
Undistributed net investment income end of period	$6,398,905	$6,281,121
Shares
Sold	6,520,288	7,750,747
Issued in reinvestment of distributions	984,338	472,128
Redeemed	(4,442,602)	(7,291,814)
Net increase (decrease)	3,062,024	931,061

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Japan Smaller Companies Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$15.66	$13.76	$13.10	$13.86	$9.12
Income from Investment Operations
Net investment income (loss)A	.17	.17	.10	.09	.02
Net realized and unrealized gain (loss)	3.42	1.93	.78	(.53)	4.91
Total from investment operations	3.59	2.10	.88	(.44)	4.93
Distributions from net investment income	(.17)	(.09)	(.03)	(.02)	(.07)
Distributions from net realized gain	(.25)	(.11)	(.19)	(.31)	(.15)
Total distributions	(.41)B	(.20)	(.22)	(.33)	(.22)
Redemption fees added to paid in capitalA	–C	–C	–C	.01	.03
Net asset value, end of period	$18.84	$15.66	$13.76	$13.10	$13.86
Total ReturnD	23.68%	15.44%	6.93%	(3.16)%	55.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	.95%	.96%	.98%	1.00%	1.01%
Expenses net of fee waivers, if any	.95%	.96%	.98%	1.00%	1.01%
Expenses net of all reductions	.94%	.96%	.97%	1.00%	.98%
Net investment income (loss)	1.04%	1.18%	.77%	.70%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$764,052	$587,034	$502,842	$416,052	$661,445
Portfolio turnover rateG	20%	30%	41%	112%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.41 per share is comprised of distributions from net investment income of $.169 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$202,483,299
Gross unrealized depreciation	(4,441,096)
Net unrealized appreciation (depreciation)	$198,042,203
Tax Cost	$561,584,269

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,283,239
Undistributed long-term capital gain	$16,303,701
Net unrealized appreciation (depreciation) on securities and other investments	$197,991,556

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$15,517,029	$ 7,314,155

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $125,052,944 and $123,978,409, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,969 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $140,163. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21,675 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $5,058.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund and VIP FundsManager 60% Portfolio were the owners of record of approximately 14% and 10%, respectively of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 45% of the total outstanding shares of the Fund.

Fidelity® Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Latin America Fund	13.87%	(4.66)%	(4.39)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Period Ending Values
$6,384	Fidelity® Latin America Fund
$8,182	MSCI EM (Emerging Markets) Latin America Index

Fidelity® Latin America Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Will Pruett:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 13% to 14%, ahead of the 10.50% return of the benchmark MSCI Emerging Markets Latin America Index. Versus the benchmark, stock selection in Brazil helped most. Here, for-profit education company Estacio Participacoes contributed more than any other individual holding. Brazil's regulators in June blocked a planned takeover of the company by Kroton Educacional. Shares rallied significantly after the deal rejection, however, as by that time, Estacio had made significant progress increasing its profit margins. Smiles (provider of frequent-flyer programs), CVC Brasil Operadora (tourism services) and Alpargatas (apparel maker best known for its Havaianas® flip-flops) also did well. Further, non-benchmark exposure to stocks of companies in Panama proved helpful this period. Conversely, stock picking in Mexico significantly detracted, while positioning in Chile and the fund’s stake in cash hurt to a much lesser extent. By individual stock, our stake in Mexico-based Gentera hurt most. The firm, which provides working-capital loans for women's groups, struggled amid increased competition and failed cross-selling efforts. Underweighting Brazil-based Vale, the world’s largest producer of nickel and iron ore, also detracted, as its shares rose 46% this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Brazil	65.0%
Mexico	17.6%
Panama	4.5%
Bermuda	3.7%
United States of America*	3.1%
Spain	2.0%
United Kingdom	1.8%
Luxembourg	1.3%
Chile	1.0%

 * Amount is stated in United States dollars unless otherwise noted.

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Brazil	61.9%
Mexico	20.3%
Bermuda	4.6%
Panama	4.5%
United States of America*	2.8%
United Kingdom	1.8%
Spain	1.4%
Chile	0.9%
Peru	0.9%
Other	0.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.6	1.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Itau Unibanco Holding SA (Brazil, Banks)	8.9	10.4
Itausa-Investimentos Itau SA (Brazil, Banks)	8.2	7.4
Estacio Participacoes SA (Brazil, Diversified Consumer Services)	5.0	2.6
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	4.9	4.5
Kroton Educacional SA (Brazil, Diversified Consumer Services)	3.8	3.5
Credicorp Ltd. (United States) (Bermuda, Banks)	3.7	3.2
Smiles Fidelidade SA (Brazil, Media)	3.5	3.9
Banco do Brasil SA (Brazil, Banks)	3.4	0.0
Qualicorp SA (Brazil, Health Care Providers & Services)	3.1	2.7
Copa Holdings SA Class A (Panama, Airlines)	2.8	3.0
	47.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	40.8	37.5
Consumer Discretionary	22.4	18.5
Industrials	13.7	12.8
Health Care	7.6	8.6
Energy	4.9	4.5
Consumer Staples	4.7	4.2
Materials	2.7	4.0
Utilities	1.6	2.0
Information Technology	0.0	5.3
Real Estate	0.0	1.2

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2017, 28.7% of the Fund’s total assets were invested in the Diversified Banks industry, which accounts for more than 20% of the Latin American market.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Latin America Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 73.0%
	Shares	Value
Bermuda - 3.7%
Credicorp Ltd. (United States)	111,536	$23,360,100
Brazil - 39.6%
Alliar Medicos a Frente SA	275,047	1,374,688
Azul SA sponsored ADR	374,025	9,459,092
Banco do Brasil SA	2,042,295	21,501,128
BTG Pactual Participations Ltd. unit	1,105,440	7,437,635
CVC Brasil Operadora e Agencia de Viagens SA	995,594	13,147,575
Equatorial Energia SA	554,904	10,347,307
Estacio Participacoes SA	3,528,564	31,636,592
Grendene SA	1,250,608	10,516,989
Instituto Hermes Pardini SA	856,221	8,074,594
IRB Brasil Resseguros SA	1,136,157	11,395,259
Kroton Educacional SA	4,457,759	24,514,745
Localiza Rent A Car SA	704,103	12,455,733
Movida Participacoes SA	2,782,168	6,973,918
Multiplus SA	493,667	5,734,523
Qualicorp SA	1,853,685	19,832,781
Rumo SA	4,035,286	15,665,984
Ser Educacional SA	1,294,805	12,210,661
Ser Educacional SA (a)	146,192	1,385,367
Smiles Fidelidade SA	860,158	22,481,432
Vale SA	586,218	5,752,330

TOTAL BRAZIL		251,898,333

Chile - 1.0%
Vina San Pedro SA	574,573,084	6,409,724
Luxembourg - 1.3%
Biotoscana Investments SA unit	1,139,155	8,183,335
Mexico - 17.6%
Banco del Bajio SA	5,177,980	9,382,713
Compartamos S.A.B. de CV (b)	11,298,152	11,444,449
Credito Real S.A.B. de CV	8,463,691	13,570,689
Genomma Lab Internacional SA de CV (a)	9,284,060	10,832,836
Gruma S.A.B. de CV Series B	893,007	11,697,464
Grupo Aeroportuario Norte S.A.B. de CV	1,553,478	7,838,797
Grupo Cementos de Chihuahua S.A.B. de CV	1,735,190	8,287,785
Grupo Mexico SA de CV Series B	988,195	3,213,274
Promotora y Operadora de Infraestructura S.A.B. de CV	2,191,429	16,482,797
Qualitas Controladora S.A.B. de CV	5,446,845	9,014,743
Unifin Financiera SAPI de CV	2,918,439	9,937,314

TOTAL MEXICO		111,702,861

Panama - 4.5%
Copa Holdings SA Class A	142,007	17,493,842
Intergroup Financial Services Corp.	281,654	10,984,506

TOTAL PANAMA		28,478,348

Spain - 2.0%
Prosegur Cash SA	3,826,632	12,480,866
United Kingdom - 1.8%
British American Tobacco PLC (United Kingdom)	179,360	11,588,419
United States of America - 1.5%
First Cash Financial Services, Inc.	155,234	9,911,691
TOTAL COMMON STOCKS
(Cost $347,397,390)		464,013,677

Nonconvertible Preferred Stocks - 25.4%
Brazil - 25.4%
Alpargatas SA (PN)	2,276,422	12,038,670
Banco ABC Brasil SA	1,773,365	9,730,658
Itau Unibanco Holding SA	4,377,873	56,274,127
Itausa-Investimentos Itau SA (PN)	16,143,178	51,716,598
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (a)	6,099,786	31,269,957
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $88,150,303)		161,030,010

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 1.10% (c)	7,334,350	7,335,817
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	928,302	928,395
TOTAL MONEY MARKET FUNDS
(Cost $8,264,212)		8,264,212
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $443,811,905)		633,307,899
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,088,124
NET ASSETS - 100%		$635,396,023

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,319
Fidelity Securities Lending Cash Central Fund	28,012
Total	$70,331

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$143,049,267	$143,049,267	$--	$--
Consumer Staples	29,695,607	18,107,188	11,588,419	--
Energy	31,269,957	31,269,957	--	--
Financials	258,759,763	258,759,763	--	--
Health Care	48,298,234	48,298,234	--	--
Industrials	86,370,163	86,370,163	--	--
Materials	17,253,389	17,253,389	--	--
Utilities	10,347,307	10,347,307	--	--
Money Market Funds	8,264,212	8,264,212	--	--
Total Investments in Securities:	$633,307,899	$621,719,480	$11,588,419	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Latin America Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $856,501) — See accompanying schedule: Unaffiliated issuers (cost $435,547,693)	$625,043,687
Fidelity Central Funds (cost $8,264,212)	8,264,212
Total Investment in Securities (cost $443,811,905)		$633,307,899
Receivable for investments sold		5,406,649
Receivable for fund shares sold		797,212
Dividends receivable		244,955
Distributions receivable from Fidelity Central Funds		3,852
Prepaid expenses		1,356
Other receivables		18,780
Total assets		639,780,703
Liabilities
Payable for investments purchased	$92,019
Payable for fund shares redeemed	2,656,282
Accrued management fee	389,601
Distribution and service plan fees payable	11,521
Other affiliated payables	159,903
Other payables and accrued expenses	147,260
Collateral on securities loaned	928,094
Total liabilities		4,384,680
Net Assets		$635,396,023
Net Assets consist of:
Paid in capital		$582,322,725
Undistributed net investment income		6,370,322
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(142,793,848)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,496,824
Net Assets		$635,396,023
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($17,801,488 ÷ 714,126 shares)		$24.93
Maximum offering price per share (100/94.25 of $24.93)		$26.45
Class M:
Net Asset Value and redemption price per share ($6,739,971 ÷ 270,076 shares)		$24.96
Maximum offering price per share (100/96.50 of $24.96)		$25.87
Class C:
Net Asset Value and offering price per share ($5,093,879 ÷ 202,791 shares)(a)		$25.12
Latin America:
Net Asset Value, offering price and redemption price per share ($597,160,834 ÷ 23,989,174 shares)		$24.89
Class I:
Net Asset Value, offering price and redemption price per share ($8,599,851 ÷ 345,686 shares)		$24.88

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$18,985,735
Non-Cash dividends		1,382,861
Income from Fidelity Central Funds		70,331
Income before foreign taxes withheld		20,438,927
Less foreign taxes withheld		(1,108,335)
Total income		19,330,592
Expenses
Management fee	$4,090,796
Transfer agent fees	1,547,021
Distribution and service plan fees	130,458
Accounting and security lending fees	296,244
Custodian fees and expenses	337,237
Independent trustees' fees and expenses	2,431
Registration fees	87,848
Audit	77,905
Legal	1,981
Miscellaneous	4,898
Total expenses before reductions	6,576,819
Expense reductions	(7,880)	6,568,939
Net investment income (loss)		12,761,653
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,787,186
Fidelity Central Funds	1,938
Foreign currency transactions	(463,569)
Total net realized gain (loss)		32,325,555
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,738,398
Fidelity Central Funds	(2,801)
Assets and liabilities in foreign currencies	(17,316)
Total change in net unrealized appreciation (depreciation)		24,718,281
Net gain (loss)		57,043,836
Net increase (decrease) in net assets resulting from operations		$69,805,489

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,761,653	$12,329,425
Net realized gain (loss)	32,325,555	(87,982,612)
Change in net unrealized appreciation (depreciation)	24,718,281	203,562,799
Net increase (decrease) in net assets resulting from operations	69,805,489	127,909,612
Distributions to shareholders from net investment income	(12,697,307)	(10,264,003)
Share transactions - net increase (decrease)	(55,405,622)	5,109,952
Redemption fees	272,096	103,536
Total increase (decrease) in net assets	1,974,656	122,859,097
Net Assets
Beginning of period	633,421,367	510,562,270
End of period	$635,396,023	$633,421,367
Other Information
Undistributed net investment income end of period	$6,370,322	$7,710,475

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Latin America Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.45	$18.09	$30.31	$40.71	$48.95
Income from Investment Operations
Net investment income (loss)A	.42	.40	.28	.49	.72
Net realized and unrealized gain (loss)	2.48	4.27	(10.11)	(4.08)	(4.73)
Total from investment operations	2.90	4.67	(9.83)	(3.59)	(4.01)
Distributions from net investment income	(.43)	(.31)	(.31)	(.57)	(.79)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.43)	(.31)	(2.39)	(6.82)	(4.24)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.93	$22.45	$18.09	$30.31	$40.71
Total ReturnC,D	13.55%	26.29%	(34.60)%	(9.06)%	(8.93)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.39%	1.40%	1.40%	1.38%	1.37%
Expenses net of fee waivers, if any	1.39%	1.40%	1.40%	1.38%	1.37%
Expenses net of all reductions	1.38%	1.39%	1.39%	1.38%	1.35%
Net investment income (loss)	1.90%	2.14%	1.26%	1.52%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$17,801	$19,115	$16,424	$34,898	$48,464
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.47	$18.11	$30.33	$40.68	$48.88
Income from Investment Operations
Net investment income (loss)A	.36	.35	.22	.40	.61
Net realized and unrealized gain (loss)	2.49	4.27	(10.13)	(4.08)	(4.74)
Total from investment operations	2.85	4.62	(9.91)	(3.68)	(4.13)
Distributions from net investment income	(.37)	(.26)	(.23)	(.43)	(.63)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.37)	(.26)	(2.31)	(6.68)	(4.08)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.96	$22.47	$18.11	$30.33	$40.68
Total ReturnC,D	13.24%	25.93%	(34.78)%	(9.30)%	(9.17)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.66%	1.68%	1.67%	1.65%	1.63%
Expenses net of fee waivers, if any	1.66%	1.68%	1.67%	1.65%	1.63%
Expenses net of all reductions	1.66%	1.68%	1.66%	1.65%	1.61%
Net investment income (loss)	1.62%	1.86%	.99%	1.25%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$6,740	$7,378	$5,284	$9,761	$12,705
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.61	$18.18	$30.37	$40.59	$48.73
Income from Investment Operations
Net investment income (loss)A	.26	.26	.11	.25	.40
Net realized and unrealized gain (loss)	2.52	4.30	(10.17)	(4.07)	(4.74)
Total from investment operations	2.78	4.56	(10.06)	(3.82)	(4.34)
Distributions from net investment income	(.28)	(.13)	(.05)	(.16)	(.36)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.28)	(.13)	(2.13)	(6.41)	(3.81)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$25.12	$22.61	$18.18	$30.37	$40.59
Total ReturnC,D	12.71%	25.31%	(35.08)%	(9.74)%	(9.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.14%	2.15%	2.15%	2.13%	2.12%
Expenses net of fee waivers, if any	2.14%	2.14%	2.15%	2.13%	2.12%
Expenses net of all reductions	2.14%	2.14%	2.15%	2.13%	2.10%
Net investment income (loss)	1.15%	1.39%	.51%	.77%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$5,094	$6,590	$5,394	$11,349	$15,185
Portfolio turnover rateG	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.41	$18.08	$30.34	$40.80	$49.09
Income from Investment Operations
Net investment income (loss)A	.49	.45	.34	.59	.87
Net realized and unrealized gain (loss)	2.46	4.26	(10.11)	(4.10)	(4.74)
Total from investment operations	2.95	4.71	(9.77)	(3.51)	(3.87)
Distributions from net investment income	(.48)	(.38)	(.41)	(.71)	(.98)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.48)	(.38)	(2.49)	(6.96)	(4.43)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.89	$22.41	$18.08	$30.34	$40.80
Total ReturnC	13.87%	26.65%	(34.45)%	(8.79)%	(8.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.14%	1.13%	1.08%	1.04%
Expenses net of fee waivers, if any	1.09%	1.14%	1.12%	1.08%	1.04%
Expenses net of all reductions	1.09%	1.13%	1.12%	1.07%	1.03%
Net investment income (loss)	2.19%	2.40%	1.53%	1.83%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$597,161	$596,514	$481,005	$933,298	$1,324,748
Portfolio turnover rateF	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Latin America Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.40	$18.08	$30.35	$40.79	$49.07
Income from Investment Operations
Net investment income (loss)A	.51	.46	.36	.60	.87
Net realized and unrealized gain (loss)	2.45	4.26	(10.13)	(4.07)	(4.74)
Total from investment operations	2.96	4.72	(9.77)	(3.47)	(3.87)
Distributions from net investment income	(.49)	(.40)	(.42)	(.73)	(.97)
Distributions from net realized gain	–	–	(2.08)	(6.25)	(3.45)
Total distributions	(.49)	(.40)	(2.50)	(6.98)	(4.42)
Redemption fees added to paid in capitalA	.01	–B	–B	.01	.01
Net asset value, end of period	$24.88	$22.40	$18.08	$30.35	$40.79
Total ReturnC	13.94%	26.77%	(34.42)%	(8.69)%	(8.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.01%	1.07%	1.06%	1.04%	1.03%
Expenses net of fee waivers, if any	1.01%	1.07%	1.06%	1.04%	1.03%
Expenses net of all reductions	1.01%	1.06%	1.05%	1.04%	1.01%
Net investment income (loss)	2.27%	2.47%	1.60%	1.86%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$8,600	$3,825	$1,828	$4,531	$5,131
Portfolio turnover rateF	51%	108%	30%	30%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Latin America and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$213,361,335
Gross unrealized depreciation	(24,935,404)
Net unrealized appreciation (depreciation)	$188,425,931
Tax Cost	$444,881,968

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,372,360
Capital loss carryforward	$(141,723,785)
Net unrealized appreciation (depreciation) on securities and other investments	$188,425,276

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(41,534,225)
Long-term	(100,189,560)
Total capital loss carryforward	$(141,723,785)

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$12,697,307	$ 10,264,003

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $299,251,839 and $359,490,279, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$45,121	$–
Class M	.25%	.25%	32,465	–
Class C	.75%	.25%	52,872	2,455
			$130,458	$2,455

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,414
Class M	604
Class C(a)	669
$5,687

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$54,827.30
Class M	21,543.33
Class C	16,158.31
Latin America	1,444,808.26
Class I	9,685.18
	$1,547,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $726 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,850 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $28,012. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,260 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $40.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,580.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$361,857	$264,922
Class M	112,037	74,433
Class B	–	1,059
Class C	77,689	37,419
Latin America	12,063,200	9,833,214
Class I	82,524	52,956
Total	$12,697,307	$10,264,003

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	139,205	225,272	$3,031,500	$4,334,307
Reinvestment of distributions	18,202	14,810	345,275	256,538
Shares redeemed	(294,686)	(296,685)	(6,569,414)	(5,448,405)
Net increase (decrease)	(137,279)	(56,603)	$(3,192,639)	$(857,560)
Class M
Shares sold	33,689	88,506	$739,767	$1,738,665
Reinvestment of distributions	5,687	4,243	108,338	73,689
Shares redeemed	(97,619)	(56,211)	(2,073,277)	(1,058,502)
Net increase (decrease)	(58,243)	36,538	$(1,225,172)	$753,852
Class B
Shares sold	–	1	$–	$10
Reinvestment of distributions	–	59	–	1,009
Shares redeemed	–	(34,427)	–	(635,494)
Net increase (decrease)	–	(34,367)	$–	$(634,475)
Class C
Shares sold	20,475	75,193	$450,205	$1,418,728
Reinvestment of distributions	3,179	1,720	61,288	30,044
Shares redeemed	(112,274)	(82,272)	(2,414,306)	(1,513,384)
Net increase (decrease)	(88,620)	(5,359)	$(1,902,813)	$(64,612)
Latin America
Shares sold	5,339,360	5,528,011	$120,661,935	$106,883,642
Reinvestment of distributions	610,988	545,601	11,542,194	9,420,593
Shares redeemed	(8,575,067)	(6,058,036)	(185,420,867)	(111,613,300)
Net increase (decrease)	(2,624,719)	15,576	$(53,216,738)	$4,690,935
Class I
Shares sold	265,874	136,401	$6,186,180	$2,463,122
Reinvestment of distributions	3,896	2,787	73,478	48,070
Shares redeemed	(94,860)	(69,501)	(2,127,918)	(1,289,380)
Net increase (decrease)	174,910	69,687	$4,131,740	$1,221,812

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	22.14%	14.69%	3.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Returns for the FTSE® Capped Nordic Index for periods prior to October 1, 2009 (it's inception date) are returns of the uncapped FTSE Nordic Index.

Period Ending Values
$13,858	Fidelity® Nordic Fund
$13,902	FTSE® Capped Nordic Index

Fidelity® Nordic Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Stefan Lindblad:  For the fiscal year, the fund gained 22.14%, notably lagging the 30.96% return of the benchmark FTSE Capped Nordic Index. Amid a strong market for Nordic stocks, the fund's defensive positioning hampered our result versus the benchmark. Specifically, a sizable overweighting in the weak consumer discretionary sector hurt most from a sector standpoint, followed by stock selection in industrials and health care. The fund's largest individual detractor was a non-benchmark stake in Kambi Group, a Malta-based firm providing sports-betting infrastructure to Europe’s gaming industry. Shares of Kambi declined this period, as the company reported disappointing financial results. In health care, underexposure to Novo-Nordisk also hurt our relative result. Skeptical of this Danish pharmaceutical company’s risk/reward profile, I chose to underweight the stock until selling it in September. Conversely, we benefited from stock picking in financials, particularly banks, and the retailing segment of the consumer discretionary sector. The fund’s largest relative contributor was my decision to avoid benchmark component H&M Hennes & Mauritz until establishing a sizable stake. The apparel company has been slow to move its sales to an online platform, and has suffered as consumers shop less and less at brick-and-mortar stores.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Sweden	55.4%
Finland	13.9%
Norway	8.0%
United States of America*	7.9%
Malta	6.2%
Denmark	5.3%
Bermuda	2.8%
Canada	0.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Sweden	49.1%
Denmark	13.6%
Finland	12.3%
Malta	8.9%
Norway	8.5%
United States of America*	4.9%
Bermuda	2.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.9	97.3
Short-Term Investments and Net Other Assets (Liabilities)	5.1	2.7

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Getinge AB (B Shares) (Sweden, Health Care Equipment & Supplies)	5.5	4.8
Kambi Group PLC (Malta, Hotels, Restaurants & Leisure)	4.1	4.1
Investor AB (B Shares) (Sweden, Diversified Financial Services)	4.0	5.6
Dometic Group AB (Sweden, Auto Components)	4.0	3.9
Vaisala Oyj (Finland, Electronic Equipment & Components)	3.7	5.4
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	3.7	3.1
Essity AB Class B (Sweden, Household Products)	3.7	0.0
Eltel AB (Sweden, Construction & Engineering)	3.6	0.0
Svenska Cellulosa AB (SCA) (B Shares) (Sweden, Paper & Forest Products)	3.5	6.5
Nokian Tyres PLC (Finland, Auto Components)	3.4	2.0
	39.2

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	29.1	19.3
Consumer Discretionary	28.2	32.8
Health Care	8.8	8.8
Consumer Staples	8.7	14.0
Financials	8.4	9.9
Materials	6.9	3.5
Information Technology	4.8	8.5
Telecommunication Services	0.0	0.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2017, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Nordic Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Bermuda - 2.8%
Vostok Emerging Finance Ltd. (depository receipt) (a)	9,489,995	$2,074,465
Vostok New Ventures Ltd. (depositary receipt) (a)	1,015,554	8,370,300

TOTAL BERMUDA		10,444,765

Canada - 0.5%
Lundin Mining Corp.	245,200	1,889,162
Denmark - 5.3%
A.P. Moller - Maersk A/S Series B	4,720	9,065,769
Novozymes A/S Series B	194,700	10,752,579

TOTAL DENMARK		19,818,348

Finland - 13.9%
Amer Group PLC (A Shares)	143,200	3,564,655
Kamux Corp. (b)	1,100,000	8,789,958
Nokian Tyres PLC	276,200	12,666,572
Olvi PLC (A Shares)	289,146	9,447,569
Vaisala Oyj	258,700	14,036,729
Wartsila Corp.	62,200	4,006,688

TOTAL FINLAND		52,512,171

Malta - 6.2%
Kambi Group PLC (a)(b)	1,462,611	15,374,480
Kindred Group PLC (depositary receipt)	620,694	7,925,820

TOTAL MALTA		23,300,300

Norway - 8.0%
Schibsted ASA:
(A Shares) (b)	311,400	8,028,996
(B Shares)	262,847	6,162,488
Skandiabanken ASA	582,300	5,899,281
Zalaris ASA (A Shares) (c)	1,688,300	10,024,798

TOTAL NORWAY		30,115,563

Sweden - 55.4%
Addlife AB	227,375	4,481,419
AddTech AB (B Shares)	623,800	13,822,233
AF AB (B Shares)	545,300	11,236,047
Alimak Group AB (b)	605,900	10,856,283
Coor Service Management Holding AB	565,300	4,456,684
Dometic Group AB (d)	1,743,341	15,160,121
Eltel AB (a)(b)	4,842,050	13,765,601
Essity AB Class B	461,700	13,804,150
Getinge AB (B Shares)	1,056,000	20,787,871
H&M Hennes & Mauritz AB (B Shares)	380,873	9,563,169
Investor AB (B Shares)	307,650	15,247,172
Lagercrantz Group AB (B Shares)	377,100	4,008,995
Medicover AB Class B	1,000,000	7,883,751
Momentum Group AB Class B	755,000	9,289,089
Nobia AB	1,118,000	9,174,607
Scandi Standard	1,334,600	9,445,575
Securitas AB (B Shares)	702,300	12,323,481
Svenska Cellulosa AB (SCA) (B Shares)	1,418,800	13,320,872
Systemair AB	670,479	10,151,310

TOTAL SWEDEN		208,778,430

United States of America - 2.8%
Autoliv, Inc. (depositary receipt)	84,800	10,635,896
TOTAL COMMON STOCKS
(Cost $308,256,370)		357,494,635

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 1.10%(e)	3,470,306	3,471,001
Fidelity Securities Lending Cash Central Fund 1.11%(e)(f)	6,287,104	6,287,733
TOTAL MONEY MARKET FUNDS
(Cost $9,759,363)		9,758,734
TOTAL INVESTMENT IN SECURITIES - 97.5%
(Cost $318,015,733)		367,253,369
NET OTHER ASSETS (LIABILITIES) - 2.5%		9,493,948
NET ASSETS - 100%		$376,747,317

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,160,121 or 4.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,063
Fidelity Securities Lending Cash Central Fund	317,803
Total	$359,866

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
East Capital Explorer AB	$9,439,560	$--	$10,988,626	$--	$1,017,667	$531,399	$--
Zalaris ASA (A Shares)	7,059,517	--	908,065	173,291	66,162	3,807,184	10,024,798
Total	$16,499,077	$--	$11,896,691	$173,291	$1,083,829	$4,338,583	$10,024,798

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Nordic Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $6,027,001) — See accompanying schedule: Unaffiliated issuers (cost $301,730,769)	$347,469,837
Fidelity Central Funds (cost $9,759,363)	9,758,734
Other affiliated issuers (cost $6,525,601)	10,024,798
Total Investment in Securities (cost $318,015,733)		$367,253,369
Receivable for investments sold		17,518,864
Receivable for fund shares sold		99,155
Dividends receivable		401,281
Distributions receivable from Fidelity Central Funds		25,580
Prepaid expenses		859
Other receivables		37,145
Total assets		385,336,253
Liabilities
Payable for fund shares redeemed	$1,946,787
Accrued management fee	218,749
Other affiliated payables	75,102
Other payables and accrued expenses	62,234
Collateral on securities loaned	6,286,064
Total liabilities		8,588,936
Net Assets		$376,747,317
Net Assets consist of:
Paid in capital		$321,707,644
Undistributed net investment income		3,189,679
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,608,469
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,241,525
Net Assets, for 6,933,242 shares outstanding		$376,747,317
Net Asset Value, offering price and redemption price per share ($376,747,317 ÷ 6,933,242 shares)		$54.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $173,291 earned from other affiliated issuers)		$8,154,505
Income from Fidelity Central Funds		359,866
Income before foreign taxes withheld		8,514,371
Less foreign taxes withheld		(1,107,829)
Total income		7,406,542
Expenses
Management fee	$2,579,450
Transfer agent fees	716,531
Accounting and security lending fees	193,984
Custodian fees and expenses	66,148
Independent trustees' fees and expenses	1,503
Registration fees	24,845
Audit	73,047
Legal	1,055
Interest	906
Miscellaneous	3,197
Total expenses before reductions	3,660,666
Expense reductions	(103,912)	3,556,754
Net investment income (loss)		3,849,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,196,679
Fidelity Central Funds	748
Other affiliated issuers	1,083,829
Foreign currency transactions	(84,272)
Total net realized gain (loss)		35,196,984
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	27,214,676
Fidelity Central Funds	(1,062)
Other affiliated issuers	4,338,583
Assets and liabilities in foreign currencies	10,854
Total change in net unrealized appreciation (depreciation)		31,563,051
Net gain (loss)		66,760,035
Net increase (decrease) in net assets resulting from operations		$70,609,823

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,849,788	$6,119,558
Net realized gain (loss)	35,196,984	(1,723,759)
Change in net unrealized appreciation (depreciation)	31,563,051	3,076,831
Net increase (decrease) in net assets resulting from operations	70,609,823	7,472,630
Distributions to shareholders from net investment income	(5,594,124)	(5,087,442)
Distributions to shareholders from net realized gain	(1,032,760)	(468,224)
Total distributions	(6,626,884)	(5,555,666)
Share transactions
Proceeds from sales of shares	37,566,439	96,625,403
Reinvestment of distributions	6,272,273	5,260,046
Cost of shares redeemed	(161,114,580)	(79,556,474)
Net increase (decrease) in net assets resulting from share transactions	(117,275,868)	22,328,975
Redemption fees	20,284	47,548
Total increase (decrease) in net assets	(53,272,645)	24,293,487
Net Assets
Beginning of period	430,019,962	405,726,475
End of period	$376,747,317	$430,019,962
Other Information
Undistributed net investment income end of period	$3,189,679	$5,589,227
Shares
Sold	749,494	2,066,948
Issued in reinvestment of distributions	144,389	111,940
Redeemed	(3,458,044)	(1,699,653)
Net increase (decrease)	(2,564,161)	479,235

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Nordic Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$45.28	$44.99	$43.36	$43.91	$30.60
Income from Investment Operations
Net investment income (loss)A	.51	.64	.56	.71	.90
Net realized and unrealized gain (loss)	9.32	.27	1.06	1.35	13.04
Total from investment operations	9.83	.91	1.62	2.06	13.94
Distributions from net investment income	(.65)	(.57)	–	(.83)	(.63)
Distributions from net realized gain	(.12)	(.05)	–	(1.80)	–
Total distributions	(.77)	(.62)	–	(2.63)	(.63)
Redemption fees added to paid in capitalA	–B	–B	.01	.02	–B
Net asset value, end of period	$54.34	$45.28	$44.99	$43.36	$43.91
Total ReturnC	22.14%	1.97%	3.76%	4.88%	46.42%
Ratios to Average Net AssetsD,E
Expenses before reductions	.99%	.99%	1.00%	.99%	1.04%
Expenses net of fee waivers, if any	.99%	.98%	1.00%	.99%	1.04%
Expenses net of all reductions	.96%	.98%	.99%	.98%	1.02%
Net investment income (loss)	1.04%	1.37%	1.26%	1.56%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$376,747	$430,020	$405,726	$487,582	$439,147
Portfolio turnover rateF	69%	63%	80%	103%	61%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,373,581
Gross unrealized depreciation	(15,089,424)
Net unrealized appreciation (depreciation)	$41,284,157
Tax Cost	$325,969,212

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,191,405
Undistributed long-term capital gain	$3,560,225
Net unrealized appreciation (depreciation) on securities and other investments	$41,288,046

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$6,626,884	$ 5,555,666

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $254,141,871 and $378,585,297, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,059,500.60%		$906

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,211 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $317,803. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $100,539 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,373.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	26.22%	14.24%	4.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Period Ending Values
$16,065	Fidelity® Pacific Basin Fund
$12,625	MSCI AC (All Country) Pacific Index

Fidelity® Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager John Dance:  For the year, the fund gained 26.22%, topping the 23.84% advance of the benchmark MSCI AC (All Country) Pacific Index. Versus the benchmark, stock selection in the consumer staples, consumer discretionary and financials sectors contributed most to performance. Overall, active management added value in nine of 11 market sectors. Regionally, stock selection in China was a key performance driver, with picks in Australia, South Africa and India also helping. Our top relative contributor was Kweichow Moutai, a China-based maker of the distilled spirit baijiu. Also contributing were two other China-based firms: Hangzhou Hikvision Digital Technology, the world’s largest manufacturer of security cameras, and pharmaceutical firm Jiangsu Hengrui Medicine. All three stocks were "A-shares" – designating mainland China-based shares trading on the Shanghai and Shenzhen stock exchanges –that weren’t part of the fund’s benchmark. A non-benchmark position in South Africa-based media company Naspers also helped. Conversely, positioning in the information technology and materials sectors detracted, as did a modest cash position of 2%, on average. Geographically, South Korea, Israel and New Zealand hurt. Avoiding South Korea’s Samsung Electronics for much of the period made this strong-performing index stock our largest relative detractor. Not owning index name Tencent Holdings further detracted. Overweighting Sarine Technologies, a provider of equipment for processing diamonds and gemstones, also hampered results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pacific Basin Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	34.5%
Australia	14.1%
China	11.3%
India	8.5%
Cayman Islands	5.6%
Taiwan	5.6%
South Africa	3.9%
Hong Kong	3.8%
Korea (South)	3.1%
Other*	9.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
Japan	34.0%
Australia	13.5%
China	8.2%
India	6.3%
Taiwan	6.3%
Hong Kong	5.8%
Cayman Islands	4.8%
United States of America*	3.8%
Korea (South)	3.3%
Other	14.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	97.7
Short-Term Investments and Net Other Assets (Liabilities)	1.2	2.3

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	3.9	3.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.4	2.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.3	3.0
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.3	1.8
Commonwealth Bank of Australia (Australia, Banks)	2.0	2.0
AIA Group Ltd. (Hong Kong, Insurance)	1.8	2.0
ORIX Corp. (Japan, Diversified Financial Services)	1.7	1.0
Jiangsu Hengrui Medicine Co. Ltd. (A Shares) (China, Pharmaceuticals)	1.7	1.4
SoftBank Corp. (Japan, Wireless Telecommunication Services)	1.6	1.5
Toto Ltd. (Japan, Building Products)	1.6	0.0
	23.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	18.4
Consumer Discretionary	16.9	15.9
Information Technology	15.6	12.8
Health Care	12.0	11.6
Industrials	9.8	12.2
Consumer Staples	9.0	10.1
Telecommunication Services	4.2	4.2
Materials	3.9	3.3
Real Estate	3.4	4.8
Utilities	2.8	1.9

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Pacific Basin Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 14.1%
1-Page Ltd. (a)(b)	872,167	$110,140
Amcor Ltd.	714,908	8,666,933
Arena (REIT) unit	3,009,377	5,159,228
Australia & New Zealand Banking Group Ltd.	555,948	12,730,804
Blue Sky Alternative Investments Ltd.	1,304,870	14,061,446
BWX Ltd. (c)	1,552,924	8,616,845
Commonwealth Bank of Australia	320,420	19,037,472
CSL Ltd.	103,723	11,028,874
Hansen Technologies Ltd.	2,550,516	6,617,407
HUB24 Ltd. (a)	1,203,719	8,051,868
Magellan Financial Group Ltd.	324,996	6,036,815
Netwealth Group Ltd. (d)	281,601	797,436
NIB Holdings Ltd.	1,269,267	6,120,031
realestate.com.au Ltd.	149,995	8,297,648
Reliance Worldwide Corp. Ltd.	2,025,464	5,782,204
SpeedCast International Ltd.	1,171,597	3,730,196
Sydney Airport unit	791,380	4,306,404
Woodside Petroleum Ltd.	347,268	8,167,467

TOTAL AUSTRALIA		137,319,218

Bermuda - 1.7%
Cheung Kong Infrastructure Holdings Ltd.	1,211,000	10,540,018
Hongkong Land Holdings Ltd.	875,100	6,344,475

TOTAL BERMUDA		16,884,493

Cayman Islands - 5.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	176,700	32,670,063
China High Precision Automation Group Ltd. (a)(b)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(b)	2,572,200	3
International Housewares Retail Co. Ltd.	17,370,700	3,273,121
NetEase, Inc. ADR	21,600	6,089,472
Silergy Corp.	322,000	6,955,405
SITC International Holdings Co. Ltd.	5,566,000	5,365,232

TOTAL CAYMAN ISLANDS		54,353,298

China - 11.3%
Gree Electric Appliances, Inc. of Zhuhai Class A	1,470,794	9,432,288
Hangzhou Hikvision Digital Technology Co. Ltd. Class A	2,023,016	11,976,679
Industrial & Commercial Bank of China Ltd. (H Shares)	13,110,000	10,402,095
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	1,657,294	16,793,000
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	556,654	9,248,902
Kweichow Moutai Co. Ltd. (A Shares)	235,450	21,931,779
Shanghai International Airport Co. Ltd. (A Shares)	1,106,113	7,293,621
Shenzhen Expressway Co. (H Shares)	4,216,000	4,312,518
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	1,889,600	6,157,312
Weifu High-Technology Co. Ltd. (B Shares)	1,382,213	3,251,161
Yunnan Baiyao Group Co. Ltd.	595,664	9,412,261

TOTAL CHINA		110,211,616

Hong Kong - 3.8%
AIA Group Ltd.	2,325,600	17,498,490
CSPC Pharmaceutical Group Ltd.	3,854,000	6,698,828
Magnificent Hotel Investment Ltd.	90,048,000	2,712,498
Techtronic Industries Co. Ltd.	1,635,500	9,591,115

TOTAL HONG KONG		36,500,931

India - 8.5%
Asian Paints Ltd.	288,369	5,259,004
Axis Bank Ltd.	889,398	7,185,924
Bharti Infratel Ltd.	1,673,826	11,429,840
CCL Products (India) Ltd.	590,497	2,926,038
HDFC Bank Ltd.	394,066	11,030,009
Housing Development Finance Corp. Ltd.	291,623	7,689,840
Indraprastha Gas Ltd.	370,196	9,062,798
Petronet LNG Ltd.	2,476,772	9,939,602
Power Grid Corp. of India Ltd.	2,301,511	7,530,117
Reliance Industries Ltd.	494,115	7,179,739
Vakrangee Ltd.	453,120	3,934,971

TOTAL INDIA		83,167,882

Indonesia - 2.4%
PT Bank Central Asia Tbk	9,167,900	14,127,861
PT Bank Rakyat Indonesia Tbk	8,236,100	9,473,413

TOTAL INDONESIA		23,601,274

Israel - 0.3%
Sarine Technologies Ltd.	4,391,400	3,141,086
Japan - 34.5%
Arcland Service Holdings Co. Ltd.	383,000	8,448,692
Bank of Kyoto Ltd.	144,400	7,583,469
Broadleaf Co. Ltd.	293,902	2,412,986
Chugai Pharmaceutical Co. Ltd.	138,300	6,593,696
Create SD Holdings Co. Ltd.	211,800	5,331,423
Daito Trust Construction Co. Ltd.	43,200	7,552,847
Disco Corp.	37,000	8,573,890
East Japan Railway Co.	78,300	7,593,504
Eiken Chemical Co. Ltd.	170,700	6,717,469
Hoya Corp.	202,300	10,991,109
Kao Corp.	149,000	9,004,837
KDDI Corp.	355,000	9,458,137
Keyence Corp.	21,800	12,103,904
Misumi Group, Inc.	180,300	4,939,779
Money Forward, Inc.	10,700	296,488
Morinaga & Co. Ltd.	94,600	5,374,206
Nakanishi, Inc.	143,500	6,503,374
Nidec Corp.	70,700	9,401,893
Nifco, Inc.	137,000	8,943,522
Nihon M&A Center, Inc.	92,400	4,423,609
Nihon Parkerizing Co. Ltd.	223,200	3,658,974
Nissan Chemical Industries Co. Ltd.	309,600	11,547,916
Nitori Holdings Co. Ltd.	66,500	9,664,535
Olympus Corp.	151,600	5,641,744
Open House Co. Ltd.	184,900	7,127,368
ORIX Corp.	985,700	16,947,746
PALTAC Corp.	95,500	3,792,882
Panasonic Corp.	729,900	11,021,026
PeptiDream, Inc. (a)(c)	102,000	3,236,835
Pilot Corp.	147,600	7,462,625
ProNexus, Inc.	276,400	3,354,327
Rakuten, Inc.	432,400	4,627,029
Renesas Electronics Corp. (a)	552,400	7,142,030
Santen Pharmaceutical Co. Ltd.	391,000	6,213,086
Seven & i Holdings Co. Ltd.	220,700	8,895,197
SK Kaken Co. Ltd.	59,000	4,901,922
SMS Co., Ltd.	210,300	6,335,168
SoftBank Corp.	175,900	15,588,644
Sosei Group Corp. (a)(c)	28,500	2,615,181
Start Today Co. Ltd.	320,500	8,778,377
Subaru Corp.	297,600	10,281,816
Sundrug Co. Ltd.	144,600	6,292,778
The Suruga Bank Ltd.	367,000	8,356,083
Toto Ltd.	311,500	15,255,423
Welcia Holdings Co. Ltd.	135,200	5,131,140

TOTAL JAPAN		336,118,686

Korea (South) - 1.9%
Coway Co. Ltd.	76,558	6,662,338
Hanon Systems	411,900	4,789,149
Loen Entertainment, Inc.	78,154	7,444,303

TOTAL KOREA (SOUTH)		18,895,790

New Zealand - 1.1%
EBOS Group Ltd.	408,279	4,917,182
Ryman Healthcare Group Ltd.	925,540	5,890,127

TOTAL NEW ZEALAND		10,807,309

Philippines - 0.8%
Ayala Land, Inc.	5,832,700	4,884,563
D&L Industries, Inc.	13,974,600	2,811,960

TOTAL PHILIPPINES		7,696,523

Singapore - 0.3%
Wing Tai Holdings Ltd.	1,890,100	3,327,885
South Africa - 3.9%
Naspers Ltd. Class N	154,400	37,620,586
Taiwan - 5.6%
CTCI Corp.	3,446,000	5,345,428
Nien Made Enterprise Co. Ltd.	499,000	5,198,951
Taiwan Semiconductor Manufacturing Co. Ltd.	3,950,000	31,955,779
United Microelectronics Corp.	8,938,000	4,616,239
Voltronic Power Technology Corp.	380,703	7,174,972

TOTAL TAIWAN		54,291,369

Thailand - 1.0%
Bangkok Bank PCL (For. Reg.)	882,400	5,339,025
Thai Beverage PCL	6,086,700	4,376,030

TOTAL THAILAND		9,715,055

United States of America - 0.8%
GI Dynamics, Inc. CDI (a)	5,561,290	170,253
ResMed, Inc. CDI	923,110	7,651,419

TOTAL UNITED STATES OF AMERICA		7,821,672

TOTAL COMMON STOCKS
(Cost $678,655,504)		951,474,673

Nonconvertible Preferred Stocks - 1.2%
Korea (South) - 1.2%
Samsung Electronics Co. Ltd.
(Cost $10,540,540)	5,903	11,826,168

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 1.10% (e)	13,584,144	13,586,860
Fidelity Securities Lending Cash Central Fund 1.11% (e)(f)	3,951,047	3,951,442
TOTAL MONEY MARKET FUNDS
(Cost $17,538,114)		17,538,302
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $706,734,158)		980,839,143
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,580,134)
NET ASSETS - 100%		$975,259,009

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$144,327
Fidelity Securities Lending Cash Central Fund	280,773
Total	$425,100

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$163,831,037	$98,273,158	$65,557,879	$--
Consumer Staples	87,129,175	47,099,594	40,029,581	--
Energy	25,286,808	25,286,808	--	--
Financials	182,469,827	137,755,084	44,714,743	--
Health Care	117,231,750	68,719,256	48,512,494	--
Industrials	95,152,625	42,721,465	52,431,160	--
Information Technology	153,616,791	80,070,165	73,436,484	110,142
Materials	36,846,712	16,737,897	20,108,812	3
Real Estate	34,396,366	19,716,151	14,680,215	--
Telecommunication Services	40,206,817	15,160,036	25,046,781	--
Utilities	27,132,933	27,132,933	--	--
Money Market Funds	17,538,302	17,538,302	--	--
Total Investments in Securities:	$980,839,143	$596,210,849	$384,518,149	$110,145

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$152,064,554
Level 2 to Level 1	$7,869,143

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $3,794,279) — See accompanying schedule: Unaffiliated issuers (cost $689,196,044)	$963,300,841
Fidelity Central Funds (cost $17,538,114)	17,538,302
Total Investment in Securities (cost $706,734,158)		$980,839,143
Foreign currency held at value (cost $17,167)		17,167
Receivable for investments sold		1,012,316
Receivable for fund shares sold		1,442,870
Dividends receivable		1,769,404
Distributions receivable from Fidelity Central Funds		19,478
Prepaid expenses		1,992
Other receivables		36,713
Total assets		985,139,083
Liabilities
Payable for investments purchased
Regular delivery	$1,757,228
Delayed delivery	799,416
Payable for fund shares redeemed	669,325
Accrued management fee	671,462
Other affiliated payables	165,808
Other payables and accrued expenses	1,866,240
Collateral on securities loaned	3,950,595
Total liabilities		9,880,074
Net Assets		$975,259,009
Net Assets consist of:
Paid in capital		$667,757,015
Undistributed net investment income		6,368,166
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		28,786,367
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		272,347,461
Net Assets, for 27,450,904 shares outstanding		$975,259,009
Net Asset Value, offering price and redemption price per share ($975,259,009 ÷ 27,450,904 shares)		$35.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$16,427,382
Income from Fidelity Central Funds		425,100
Income before foreign taxes withheld		16,852,482
Less foreign taxes withheld		(1,328,698)
Total income		15,523,784
Expenses
Management fee
Basic fee	$5,546,379
Performance adjustment	1,227,184
Transfer agent fees	1,373,371
Accounting and security lending fees	384,495
Custodian fees and expenses	201,107
Independent trustees' fees and expenses	3,172
Registration fees	31,532
Audit	91,087
Legal	1,803
Miscellaneous	6,267
Total expenses before reductions	8,866,397
Expense reductions	(35,056)	8,831,341
Net investment income (loss)		6,692,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,269,991
Fidelity Central Funds	1,015
Foreign currency transactions	(494,220)
Total net realized gain (loss)		36,776,786
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,702,382)	155,586,189
Fidelity Central Funds	(1,902)
Assets and liabilities in foreign currencies	48,905
Total change in net unrealized appreciation (depreciation)		155,633,192
Net gain (loss)		192,409,978
Net increase (decrease) in net assets resulting from operations		$199,102,421

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,692,443	$5,670,296
Net realized gain (loss)	36,776,786	12,054,415
Change in net unrealized appreciation (depreciation)	155,633,192	55,378,405
Net increase (decrease) in net assets resulting from operations	199,102,421	73,103,116
Distributions to shareholders from net investment income	(4,211,523)	(8,723,132)
Distributions to shareholders from net realized gain	(11,304,612)	(22,916,293)
Total distributions	(15,516,135)	(31,639,425)
Share transactions
Proceeds from sales of shares	225,357,974	74,529,168
Reinvestment of distributions	14,752,829	30,030,138
Cost of shares redeemed	(136,848,518)	(111,767,463)
Net increase (decrease) in net assets resulting from share transactions	103,262,285	(7,208,157)
Redemption fees	92,091	30,553
Total increase (decrease) in net assets	286,940,662	34,286,087
Net Assets
Beginning of period	688,318,347	654,032,260
End of period	$975,259,009	$688,318,347
Other Information
Undistributed net investment income end of period	$6,368,166	$4,193,451
Shares
Sold	7,627,933	2,706,719
Issued in reinvestment of distributions	557,552	1,147,503
Redeemed	(4,620,784)	(4,183,480)
Net increase (decrease)	3,564,701	(329,258)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pacific Basin Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$28.82	$27.01	$28.92	$31.47	$24.85
Income from Investment Operations
Net investment income (loss)A	.25	.24	.37B	.31	.12
Net realized and unrealized gain (loss)	7.09	2.88	(.49)	1.25	7.26
Total from investment operations	7.34	3.12	(.12)	1.56	7.38
Distributions from net investment income	(.17)	(.36)	(.18)	(.18)	(.29)
Distributions from net realized gain	(.46)	(.95)	(1.61)	(3.93)	(.47)
Total distributions	(.63)	(1.31)	(1.79)	(4.11)	(.76)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$35.53	$28.82	$27.01	$28.92	$31.47
Total ReturnD	26.22%	12.05%	(.29)%	5.68%	30.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.19%	1.17%	1.18%	1.23%
Expenses net of fee waivers, if any	1.11%	1.19%	1.17%	1.18%	1.22%
Expenses net of all reductions	1.10%	1.19%	1.17%	1.18%	1.21%
Net investment income (loss)	.84%	.87%	1.34%B	1.09%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$975,259	$688,318	$654,032	$697,202	$719,675
Portfolio turnover rateG	36%	30%	36%	30%	82%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$297,175,115
Gross unrealized depreciation	(30,826,705)
Net unrealized appreciation (depreciation)	$266,348,410
Tax Cost	$714,490,733

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,731,213
Undistributed long-term capital gain	$32,182,990
Net unrealized appreciation (depreciation) on securities and other investments	$266,321,040

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$7,930,470	$ 8,723,132
Long-term Capital Gains	7,585,665	22,916,293
Total	$15,516,135	$ 31,639,425

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $366,461,811 and $282,167,313, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $414 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,457 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $280,773, including $250 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $29,007 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $6,005.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 16% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) (the"Funds") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 18, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Fidelity Canada Fund
Class A	1.33%
Actual		$1,000.00	$1,104.70	$7.06
Hypothetical-C		$1,000.00	$1,018.50	$6.77
Class M	1.63%
Actual		$1,000.00	$1,103.20	$8.64
Hypothetical-C		$1,000.00	$1,016.99	$8.29
Class C	2.06%
Actual		$1,000.00	$1,100.60	$10.91
Hypothetical-C		$1,000.00	$1,014.82	$10.46
Canada	1.02%
Actual		$1,000.00	$1,106.30	$5.42
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	1.00%
Actual		$1,000.00	$1,106.60	$5.31
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Fidelity China Region Fund
Class A	1.30%
Actual		$1,000.00	$1,219.10	$7.27
Hypothetical-C		$1,000.00	$1,018.65	$6.61
Class M	1.66%
Actual		$1,000.00	$1,217.40	$9.28
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class C	2.05%
Actual		$1,000.00	$1,214.90	$11.44
Hypothetical-C		$1,000.00	$1,014.87	$10.41
China Region	1.00%
Actual		$1,000.00	$1,221.00	$5.60
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class I	1.02%
Actual		$1,000.00	$1,221.10	$5.71
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Fidelity Emerging Asia Fund	1.09%
Actual		$1,000.00	$1,199.90	$6.04
Hypothetical-C		$1,000.00	$1,019.71	$5.55
Fidelity Emerging Markets Fund
Emerging Markets	.96%
Actual		$1,000.00	$1,187.80	$5.29
Hypothetical-C		$1,000.00	$1,020.37	$4.89
Class K	.82%
Actual		$1,000.00	$1,188.40	$4.52
Hypothetical-C		$1,000.00	$1,021.07	$4.18
Fidelity Europe Fund
Class A	1.34%
Actual		$1,000.00	$1,122.10	$7.17
Hypothetical-C		$1,000.00	$1,018.45	$6.82
Class M	1.66%
Actual		$1,000.00	$1,120.30	$8.87
Hypothetical-C		$1,000.00	$1,016.84	$8.44
Class C	2.13%
Actual		$1,000.00	$1,117.70	$11.37
Hypothetical-C		$1,000.00	$1,014.47	$10.82
Europe	1.02%
Actual		$1,000.00	$1,123.90	$5.46
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Class I	1.00%
Actual		$1,000.00	$1,123.90	$5.35
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Fidelity Japan Fund
Class A	1.14%
Actual		$1,000.00	$1,152.90	$6.19
Hypothetical-C		$1,000.00	$1,019.46	$5.80
Class M	1.48%
Actual		$1,000.00	$1,150.50	$8.02
Hypothetical-C		$1,000.00	$1,017.74	$7.53
Class C	1.83%
Actual		$1,000.00	$1,149.50	$9.91
Hypothetical-C		$1,000.00	$1,015.98	$9.30
Japan	.85%
Actual		$1,000.00	$1,155.00	$4.62
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Class I	.78%
Actual		$1,000.00	$1,155.10	$4.24
Hypothetical-C		$1,000.00	$1,021.27	$3.97
Fidelity Japan Smaller Companies Fund	.94%
Actual		$1,000.00	$1,176.80	$5.16
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Fidelity Latin America Fund
Class A	1.38%
Actual		$1,000.00	$1,106.00	$7.33
Hypothetical-C		$1,000.00	$1,018.25	$7.02
Class M	1.65%
Actual		$1,000.00	$1,104.40	$8.75
Hypothetical-C		$1,000.00	$1,016.89	$8.39
Class C	2.13%
Actual		$1,000.00	$1,101.80	$11.28
Hypothetical-C		$1,000.00	$1,014.47	$10.82
Latin America	1.07%
Actual		$1,000.00	$1,107.20	$5.68
Hypothetical-C		$1,000.00	$1,019.81	$5.45
Class I	1.01%
Actual		$1,000.00	$1,107.70	$5.37
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Fidelity Nordic Fund	.98%
Actual		$1,000.00	$1,095.80	$5.18
Hypothetical-C		$1,000.00	$1,020.27	$4.99
Fidelity Pacific Basin Fund	1.10%
Actual		$1,000.00	$1,188.70	$6.07
Hypothetical-C		$1,000.00	$1,019.66	$5.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund
Class A	12/11/17	12/08/17	$0.589	$0.487
Class M	12/11/17	12/08/17	$0.402	$0.487
Class C	12/11/17	12/08/17	$0.184	$0.487
Canada	12/11/17	12/08/17	$0.770	$0.487
Class I	12/11/17	12/08/17	$0.765	$0.487
Fidelity China Region Fund
Class A	12/11/17	12/08/17	$0.075	$0.000
Class M	12/11/17	12/08/17	$0.000	$0.000
Class C	12/11/17	12/08/17	$0.000	$0.000
China Region	12/11/17	12/08/17	$0.142	$0.000
Class I	12/11/17	12/08/17	$0.156	$0.000
Fidelity Emerging Asia Fund
Emerging Asia	12/11/17	12/08/17	$0.369	$0.022
Fidelity Emerging Markets Fund
Emerging Markets	12/11/17	12/08/17	$0.162	$0.027
Class K	12/11/17	12/08/17	$0.200	$0.027
Fidelity Europe Fund
Class A	12/18/17	12/15/17	$0.329	$0.657
Class M	12/18/17	12/15/17	$0.227	$0.657
Class C	12/18/17	12/15/17	$0.099	$0.657
Europe	12/18/17	12/15/17	$0.410	$0.657
Class I	12/18/17	12/15/17	$0.433	$0.657
Fidelity Japan Fund
Class A	12/11/17	12/08/17	$0.078	$0.035
Class M	12/11/17	12/08/17	$0.047	$0.035
Class C	12/11/17	12/08/17	$0.003	$0.035
Japan	12/11/17	12/08/17	$0.107	$0.035
Class I	12/11/17	12/08/17	$0.135	$0.035
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/11/17	12/08/17	$0.162	$0.742
Fidelity Latin America Fund
Class A	12/11/17	12/08/17	$0.210	$0.000
Class M	12/11/17	12/08/17	$0.148	$0.000
Class C	12/11/17	12/08/17	$0.020	$0.000
Latin America	12/11/17	12/08/17	$0.291	$0.000
Class I	12/11/17	12/08/17	$0.318	$0.000
Fidelity Nordic Fund
Nordic	12/11/17	12/08/17	$0.504	$1.666
Fidelity Pacific Basin Fund
Pacific Basin	12/18/17	12/15/17	$0.230	$1.317

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$5,081,189
Fidelity Japan Smaller Companies Fund	$16,303,701
Fidelity Nordic Fund	$3,560,225
Fidelity Pacific Basin Fund	$32,200,886

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2016	1%	1%	1%	1%	1%	–
Fidelity Emerging Markets Fund
December 9, 2016	–	–	–	15%	–	13%
December 27, 2016	–	–	–	9%	–	9%
Fidelity Latin America Fund
December, 2016	1%	1%	1%	1%	1%	–
Fidelity Pacific Basin Fund
December, 2016	–	–	–	1%	–	–

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Canada Fund
December, 2016	100%	100%	100%	87%	83%	–
Fidelity China Region Fund
December, 2016	91%	100%	100%	70%	68%	–
Fidelity Emerging Asia Fund
December, 2016	–	–	–	62%	–	–
Fidelity Emerging Markets Fund
December 9, 2016	–	–	–	100%	–	100%
December 27, 2016	–	–	–	100%	–	100%
Fidelity Europe Fund
December, 2016	100%	100%	–	100%	100%	–
Fidelity Japan Fund
December, 2016	100%	100%	–	100%	100%	–
Fidelity Japan Smaller Companies Fund
December, 2016	–	–	–	70%	–	–
Fidelity Latin America Fund
December 9, 2016	59%	70%	97%	52%	51%	–
December 29, 2016	3%	3%	3%	3%	3%	–
Fidelity Nordic Fund
December, 2016	–	–	–	100%	–	–
Fidelity Pacific Basin
December, 2016	–	–	–	94%	–	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/12/16	$0.7679	$0.1269
Class M	12/12/16	$0.6529	$0.1269
Class C	12/12/16	$0.4199	$0.1269
Canada	12/12/16	$0.9259	$0.1269
Class I	12/12/16	$0.9749	$0.1269
Fidelity China Region Fund
Class A	12/12/16	$0.2936	$0.0616
Class M	12/12/16	$0.2226	$0.0616
Class C	12/12/16	$0.0796	$0.0616
China Region	12/12/16	$0.3826	$0.0616
Class I	12/12/16	$0.3926	$0.0616
Fidelity Emerging Asia Fund
Emerging Asia	12/12/16	$0.4766	$0.0856
Fidelity Emerging Markets Fund
Emerging Markets	12/12/16	$0.1744	$0.0344
Class K	12/12/16	$0.2124	$0.0344
Emerging Markets	12/28/16	$0.0090	$0.0000
Class K	12/28/16	$0.0090	$0.0000
Fidelity Europe Fund
Class A	12/19/16	$0.3993	$0.0493
Class M	12/19/16	$0.2663	$0.0493
Europe	12/19/16	$0.5573	$0.0493
Class I	12/19/16	$0.5833	$0.0493
Fidelity Japan Fund
Class A	12/12/16	$0.1187	$0.0247
Class M	12/12/16	$0.0687	$0.0247
Japan	12/12/16	$0.1707	$0.0247
Class I	12/12/16	$0.1687	$0.0247
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/12/16	$0.3066	$0.0343
Fidelity Latin America Fund
Class A	12/12/16	$0.3756	$0.0296
Class M	12/12/16	$0.3186	$0.0296
Class C	12/12/16	$0.2276	$0.0296
Latin America	12/12/16	$0.4246	$0.0296
Class I	12/12/16	$0.4356	$0.0296
Class A	12/30/16	$0.0800	$0.0000
Class M	12/30/16	$0.0800	$0.0000
Class C	12/30/16	$0.0800	$0.0000
Latin America	12/30/16	$0.0800	$0.0000
Class I	12/30/16	$0.0800	$0.0000
Fidelity Nordic Fund
Nordic	12/12/16	$0.8960	$0.1260
Fidelity Pacific Basin Fund
Pacific Basin	12/19/16	$0.3676	$0.0456

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Canada Fund in January 2014 and September 2014, for Fidelity Emerging Asia Fund in September 2016 and December 2016, for Fidelity Europe Fund in December 2013 and September 2014, for Fidelity Japan Fund in March 2014, for Fidelity Japan Smaller Companies Fund in March 2014, for Fidelity Nordic Fund in September 2014, and for Fidelity Pacific Basin Fund in October 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity Emerging Asia Fund, Fidelity Europe Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board has discussed Fidelity Latin America Fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown. The Board noted that there were portfolio management changes for the fund in October 2015 and December 2015.

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders of Fidelity Emerging Asia Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2012 and 2013 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Nordic Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund).  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

For Fidelity Canada Fund and Fidelity Europe Fund, the Board noted that the total expense ratio of the retail class ranked below the competitive median for 2016 and the total expense ratio of each of Class A, Class M (formerly Class T), Class C, and Class I ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I of Fidelity Canada Fund was above the competitive median because of a positive performance fee adjustment in 2016. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I of Fidelity Europe Fund was above the competitive median because of a positive performance fee adjustment in 2016 and relatively higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class M was also above the competitive median because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 12b-1 fees. The Board also noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes.

For each of Fidelity China Region Fund, Fidelity Japan Fund, and Fidelity Latin America Fund, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class of the fund ranked below the competitive median for 2016 and the total expense ratio of Class M ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board noted that the total expense ratio of each class of Fidelity Emerging Markets Fund ranked below the competitive median for 2016.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund).  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund ranked below the competitive median for 2016.

The Board noted that Fidelity Pacific Basin Fund's total expense ratio ranked equal to the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes of some funds were above the median of the universe presented for comparison, the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TIF-ANN-1217
1.754542.117

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the “Funds”):

Services Billed by PwC

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$57,000	$5,900	$5,700	$2,800
Fidelity China Region Fund	$69,000	$6,300	$5,500	$3,000
Fidelity Emerging Asia Fund	$62,000	$5,900	$5,500	$2,800
Fidelity Emerging Markets Fund	$71,000	$6,800	$5,700	$3,200
Fidelity Europe Fund	$64,000	$6,100	$7,200	$2,900
Fidelity Japan Fund	$62,000	$6,000	$6,200	$2,800
Fidelity Japan Smaller Companies Fund	$52,000	$5,000	$5,500	$2,400
Fidelity Latin America Fund	$62,000	$5,900	$5,500	$2,800
Fidelity Nordic Fund	$51,000	$5,000	$5,500	$2,400
Fidelity Pacific Basin Fund	$63,000	$6,000	$5,700	$2,900

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$62,000	$6,100	$5,700	$2,900
Fidelity China Region Fund	$75,000	$6,100	$5,500	$2,900
Fidelity Emerging Asia Fund	$62,000	$6,100	$5,500	$2,900
Fidelity Emerging Markets Fund	$72,000	$7,200	$6,700	$3,400
Fidelity Europe Fund	$66,000	$6,300	$12,700	$3,000
Fidelity Japan Fund	$63,000	$6,100	$5,500	$2,900
Fidelity Japan Smaller Companies Fund	$52,000	$5,200	$5,500	$2,400
Fidelity Latin America Fund	$62,000	$6,000	$5,500	$2,800
Fidelity Nordic Fund	$51,000	$5,100	$23,400	$2,400
Fidelity Pacific Basin Fund	$63,000	$6,100	$5,700	$2,900

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	October 31, 2017A	October 31, 2016A,B
Audit-Related Fees	$12,525,000	$5,550,000
Tax Fees	$155,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2017A	October 31, 2016A,B
PwC	$16,360,000	$6,730,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017